                                                                   Exhibit 10.11

                                                                  Execution Copy

================================================================================

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                HERITAGE PROPERTY INVESTMENT LIMITED PARTNERSHIP

                     BRADLEY OPERATING LIMITED PARTNERSHIP

                         ------------------------------

                      REVOLVING AND TERM CREDIT AGREEMENT

                         ------------------------------

                              FLEET NATIONAL BANK
                              Administrative Agent

                             BANKERS TRUST COMPANY
                               Syndication Agent

                          KEYBANK NATIONAL ASSOCIATION
                              Documentation Agent

                         ------------------------------

                             FLEET SECURITIES INC.
                                    Arranger

                         DATED AS OF SEPTEMBER 18, 2000

================================================================================

                               TABLE OF CONTENTS

Section                                                                                                    Page
Section 1. DEFINITIONS AND RULES OF INTERPRETATION.......................................................... 1
           Section 1.1.  Definitions........................................................................ 1

Section 2. THE REVOLVING CREDIT FACILITY AND LETTER OF CREDIT FACILITY......................................24
           Section 2.1.  Commitment to Lend.................................................................24
           Section 2.2.  Unused Commitment Fee..............................................................25
           Section 2.3.  Reduction of Revolving Loan Commitments............................................25
           Section 2.4.  Revolving Credit Notes.............................................................26
           Section 2.5.  Interest on Revolving Loans........................................................26
           Section 2.6.  Requests for Revolving Loans.......................................................26
           Section 2.7.  Funds for Revolving Loans..........................................................27
           Section 2.8.  Issuance of Letters of Credit......................................................27
           Section 2.9.  Requests for Letters of Credit.....................................................28
           Section 2.10. Form and Expiration of Letters of Credit...........................................28
           Section 2.11. Lenders' Participation in Letters of Credit........................................28
           Section 2.12. Presentation.......................................................................28
           Section 2.13. Payment of Drafts..................................................................29
           Section 2.14. Uniform Customs and Practice.......................................................29
           Section 2.15. Subrogation........................................................................30
           Section 2.16. Modification, Consent, etc.........................................................31
           Section 2.17. Letter of Credit Fees..............................................................31

Section 2A. THE TERM LOAN FACILITY..........................................................................31
           2A.1. Commitment to Lend.........................................................................31
           2A.2. Term Notes.................................................................................31
           2A.3. Interest on Term Loans.....................................................................32
           2A.4. Funds for Term Loans.......................................................................32

Section 3. REPAYMENT OF THE LOANS...........................................................................32
           Section 3.1.  Stated Maturity....................................................................32
           Section 3.2.  Mandatory Prepayments..............................................................32
           Section 3.3.  Optional Prepayments...............................................................33
           Section 3.4.  Partial Prepayments................................................................33
           Section 3.5.  Effect of Prepayments..............................................................33

Section 4. CERTAIN GENERAL PROVISIONS.......................................................................33
           Section 4.1.  Conversion Options.................................................................33
           Section 4.2.  [Intentionally omitted]............................................................34
           Section 4.3.  Funds for Payments.................................................................34
           Section 4.4.  Computations.......................................................................36


                                      -i-


           Section 4.5.  Inability to Determine Eurodollar Rate.............................................36
           Section 4.6.  Illegality.........................................................................36
           Section 4.7.  Additional Interest................................................................36
           Section 4.8.  Additional Costs, Etc..............................................................37
           Section 4.9.  Capital Adequacy...................................................................38
           Section 4.10. [Intentionally omitted]............................................................38
           Section 4.11. Interest on Overdue Amounts........................................................38
           Section 4.12. Certificate........................................................................39
           Section 4.13. Replacement of a Lender............................................................39
           Section 4.14. Maximum Lawful Interest Rate.......................................................40
           Section 4.15. Initial Advance....................................................................40

Section 5. GUARANTEES.......................................................................................40
           Section 5.1.  Guarantees of Obligations..........................................................40
           Section 5.2.  Continuing Obligation..............................................................41
           Section 5.3.  Waivers with Respect to Obligations................................................41
           Section 5.4.  Lenders' Power to Waive, etc.......................................................43
           Section 5.5.  Information Regarding the Borrowers, etc...........................................43
           Section 5.6.  Certain Guarantor Representations..................................................44
           Section 5.7.  Subrogation........................................................................44
           Section 5.8.  General Subordination..............................................................44
           Section 5.9.  Further Assurances.................................................................44
           Section 5.10. Release of Certain Guarantors in Certain Circumstances. ...........................44
           Section 5.11. Additional Guarantors..............................................................45
           Section 5.12. Contribution Among Guarantors......................................................45

Section 6. REPRESENTATIONS AND WARRANTIES...................................................................45
           Section 6.1.  Authority, Etc.....................................................................45
           Section 6.2.  Governmental Approvals.............................................................47
           Section 6.3.  Title to Properties................................................................47
           Section 6.4.  Financial Statements...............................................................47
           Section 6.5.  No Material Changes, Etc...........................................................48
           Section 6.6.  Franchises, Patents, Copyrights, Etc...............................................48
           Section 6.7.  Litigation.........................................................................49
           Section 6.8.  Material Agreements; No Materially Adverse Contracts, Etc..........................49
           Section 6.9.  Compliance With Other Instruments, Laws, Etc.......................................49
           Section 6.10. Tax Status.........................................................................49
           Section 6.11. No Event of Default................................................................49
           Section 6.12. Holding Company and Investment Company Acts........................................49
           Section 6.13. Absence of UCC Financing Statements, Etc...........................................50
           Section 6.14. Setoff, Etc........................................................................50
           Section 6.15. Solvency...........................................................................50
           Section 6.16. Pension Plans......................................................................50
           Section 6.17. Regulations U and X................................................................51
           Section 6.18. Environmental Compliance...........................................................51
           Section 6.19. Subsidiaries.......................................................................53
           Section 6.20. Acquisition Agreement, Etc.........................................................53

                                      -ii-


           Section 6.21. Loan Documents.....................................................................53
           Section 6.22. Borrowing Base Property............................................................53

Section 7. AFFIRMATIVE COVENANTS............................................................................55
           Section 7.1.  Punctual Payment...................................................................55
           Section 7.2.  Maintenance of Office..............................................................55
           Section 7.3.  Records and Accounts...............................................................55
           Section 7.4.  Financial Statements, Certificates and Information.................................55
           Section 7.5.  Notices............................................................................58
           Section 7.6.  Existence; Maintenance of Properties...............................................59
           Section 7.7.  Insurance..........................................................................60
           Section 7.8.  Taxes..............................................................................63
           Section 7.9.  Inspection of Properties and Books.................................................63
           Section 7.10. Compliance with Laws, Contracts, Licenses, and Permits.............................63
           Section 7.11. Use of Proceeds....................................................................64
           Section 7.12. Further Assurances.................................................................64
           Section 7.13. REIT Status; Operation of Business.................................................64
           Section 7.14. Partnership Status.................................................................64
           Section 7.15. Operation and Control. ............................................................65
           Section 7.16. VCOC/REOC Qualification Status.....................................................65
           Section 7.17. Collateral.........................................................................65
           Section 7.18. Borrowing Base Composition.........................................................66

Section 8. CERTAIN NEGATIVE COVENANTS.......................................................................66
           Section 8.1.  Restrictions on Indebtedness. .....................................................66
           Section 8.2.  Restrictions on Liens, Etc.........................................................68
           Section 8.3.  Restrictions on Investments........................................................70
           Section 8.4.  Merger, Consolidation. ............................................................71
           Section 8.5.  Sale and Leaseback.................................................................72
           Section 8.6.  Compliance with Environmental Laws. ...............................................72
           Section 8.7.  [Intentionally Omitted]............................................................73
           Section 8.8.  Distributions......................................................................73
           Section 8.9.  Asset Sales........................................................................74
           Section 8.10. Transactions with Affiliates.......................................................74
           Section 8.11. Certain Guarantees.................................................................75
           Section 8.12. ERISA, Etc.........................................................................75
           Section 8.13. Management Fees....................................................................75
           Section 8.14. Compliance with Material Agreements;...............................................75

Section 9. FINANCIAL COVENANTS..............................................................................75
           Section 9.1.  Borrowing Base Coverage............................................................76
           Section 9.2.  Debt Service Coverage..............................................................76
           Section 9.3.  Minimum Combined Net Worth.........................................................76
           Section 9.4.  Secured Debt.......................................................................76
           Section 9.5.  Total Debt.........................................................................76
           Section 9.6.  Portfolio Debt Service.............................................................77
           Section 9.7.  Fixed Charge Coverage..............................................................77


                                     -iii-


           Section 9.8.   Maximum Development Assets and Land Assets........................................77
           Section 9.9.   MTN Covenants.....................................................................78
           Section 9.10.  Collateral Capacity...............................................................78

Section 10. CLOSING CONDITIONS..............................................................................78
           Section 10.1.  Loan Documents....................................................................78
           Section 10.2.  Certified Copies of Organizational Documents......................................78
           Section 10.3.  By-laws; Resolutions..............................................................78
           Section 10.4.  Incumbency Certificate; Authorized Signers........................................79
           Section 10.5.  Opinions of Counsel...............................................................79
           Section 10.6.  Performance; No Default...........................................................79
           Section 10.7.  Representations and Warranties....................................................79
           Section 10.8.  Compliance Certificate............................................................79
           Section 10.9.  Closing Fee.......................................................................79
           Section 10.10. Acquisition and Capitalization....................................................80
           Section 10.11. Closing Certificate...............................................................80
           Section 10.12. Termination of Prior Credit Agreements............................................80
           Section 10.13. Material Agreements...............................................................81
           Section 10.14. Interest Rate Hedge...............................................................81
           Section 10.15. No Adverse Market Change..........................................................81
           Section 10.16. Certificates of Insurance.........................................................81
           Section 10.17. Proceedings and Documents.........................................................81

Section 11. CONDITIONS TO ALL BORROWINGS....................................................................81
           Section 11.1.  Representations True; No Default..................................................81
           Section 11.2.  No Legal Impediment...............................................................82
           Section 11.3.  Governmental Regulation...........................................................82
           Section 11.4.  Proceedings and Documents.........................................................82
           Section 11.5.  Borrowing Documents...............................................................82

Section 12. EVENTS OF DEFAULT; ACCELERATION; ETC............................................................82
           Section 12.1.  Events of Default and Acceleration................................................82
           Section 12.2.  Termination of Commitments........................................................86
           Section 12.3.  Remedies..........................................................................86
           Section 12.4.  Distribution of Proceeds..........................................................86

Section 13. SETOFF; SHARING OF PAYMENTS.....................................................................87
           Section 13.1.  Setoff............................................................................87
           Section 13.2.  Sharing of Payments...............................................................88

Section 14. THE AGENTS AND THE LENDERS......................................................................88
           Section 14.1.  Rights, Duties and Immunities of Ad ministrative Agent............................88
           Section 14.2.  Respecting Loans and Payments.....................................................92
           Section 14.3.  Other Agents......................................................................95

Section 15. EXPENSES........................................................................................95

                                      -iv-


Section 16. INDEMNIFICATION.................................................................................96
           Section 16.1.  General Indemnity.................................................................96
           Section 16.2.  Indemnity With Respect to Letters of Credit. .....................................97

Section 17. SURVIVAL OF COVENANTS ETC.......................................................................97

Section 18. ASSIGNMENT AND PARTICIPATION....................................................................97
           Section 18.1.  Conditions to Assignment by Lenders...............................................97
           Section 18.1A. Assignment Among Lenders..........................................................98
           Section 18.2.  Certain Representations and Warranties; Limitations; Covenants....................98
           Section 18.3.  Register..........................................................................99
           Section 18.4.  New Notes.........................................................................99
           Section 18.5.  Participation....................................................................100
           Section 18.6.  Pledge by Lender.................................................................100
           Section 18.7.  No Assignment by REIT or Borrowers...............................................100
           Section 18.8.  Disclosure.......................................................................100

Section 19. NOTICES, ETC...................................................................................101

Section 20. GOVERNING LAW; CONSENT TO JURISDICTION AND SERVICE.............................................101

Section 21. HEADINGS.......................................................................................102

Section 22. COUNTERPARTS...................................................................................102

Section 23. ENTIRE AGREEMENT, ETC..........................................................................102

Section 24. WAIVER OF JURY TRIAL AND CERTAIN DAMAGE CLAIMS.................................................102

Section 25. CONSENTS, AMENDMENTS, WAIVERS, ETC.............................................................103

Section 26. SEVERABILITY...................................................................................104

Section 27. CONFIDENTIALITY................................................................................104

Section 28. NO UNWRITTEN AGREEMENTS. ......................................................................105

Section 29. DEFEASANCE.....................................................................................105

Section 30. NO STRICT CONSTRUCTION.........................................................................105

Section 31. CERTAIN OBLIGOR ACKNOWLEDGMENTS. ..............................................................105

Section 32. REPLACEMENT OF NOTES...........................................................................106

Section 33. USURY LAW LIMITATION. .........................................................................106

Section 34. OBLIGATIONS JOINT AND SEVERAL. ................................................................106

EXHIBITS
A    Form of Revolving Credit Note
B    Form of Revolving Loan Request
C    Form of Term Note
D    Form of Compliance Certificate
E    Form of Assignment and Acceptance

SCHEDULES

1      Lenders and Commitments
2      Borrowing Base Properties
6.3    Balance Sheet Exceptions
6.7    Litigation
6.16   Benefit Plans
6.18   Environmental Compliance
6.19   Subsidiaries
8.1    Outstanding Indebtedness
8.2    Outstanding Liens.

                      REVOLVING AND TERM CREDIT AGREEMENT

     This REVOLVING AND TERM CREDIT AGREEMENT is made as of the 18th day of September 2000 by and among HERITAGE PROPERTY INVESTMENT LIMITED PARTNERSHIP ("Heritage OP"), a Delaware limited partnership having its principal place of business at 535 Boylston Street, Boston, Massachusetts 02116, BRADLEY OPERATING LIMITED PARTNERSHIP ("Bradley OP"), a Delaware limited partnership having its principal place of business at 40 Skokie Boulevard, Suite 600, Northbrook, Illinois 60062-1626, HERITAGE PROPERTY INVESTMENT TRUST, INC. (the "REIT"), a Maryland corporation having its principal place of business at 535 Boylston Street, Boston, Massachusetts 02116, the other Guarantors named herein and FLEET NATIONAL BANK and the other lenders which may become parties hereto pursuant to
Section 18 (the "Lenders"), and FLEET NATIONAL BANK, as Administrative Agent, BANKERS TRUST COMPANY, as Syndication Agent, and KEYBANK NATIONAL ASSOCIATION, as Documentation Agent.

     RECITALS: Pursuant to this Agreement, the Lenders are extending to the Borrowers a $275,000,000 revolving credit facility, including a $35,000,000 sub-allotment for Letters of Credit, and a $150,000,000 term credit facility. All the credit facilities mature on September 18, 2003.

     Section 1. DEFINITIONS AND RULES OF INTERPRETATION.
                ---------------------------------------

     Section 1.1. DEFINITIONS. The following terms shall have the meanings set forth in this Section l or elsewhere in the provisions of this Agreement referred to below:

     ACCUMULATED BENEFIT OBLIGATIONS. The actuarial present value of the accumulated benefit obligations under any Plan, calculated in accordance with Statement No. 87 of the Financial Accounting Standards Board.

     ACQUISITION. The acquisition of the outstanding common stock and Series A Preferred Stock of Bradley Inc. through the merger of Bradley Inc. into Acquisition Subsidiary pursuant to the Acquisition Agreement and the related acquisition of limited partnership units of Bradley OP.

     ACQUISITION AGREEMENT. The Agreement and Plan of Merger dated as of May 15, 2000 by and among the REIT, Bradley Inc. and Acquisition Subsidiary as previously furnished to the Lenders and as subsequently amended or modified in accordance with Section 8.14.

     ACQUISITION SUBSIDIARY. Heritage-Austen Acquisition, Inc., a Maryland corporation and a wholly-owned subsidiary of the REIT.

     ADMINISTRATIVE AGENT. Fleet acting as Administrative Agent for the Lenders or any successor thereof.

     ADMINISTRATIVE AGENT'S HEAD OFFICE. The Administrative Agent's office located at 100 Federal Street, Boston, Massachusetts 02110, or at such other location as the Administrative Agent may designate from time to time by notice to the REIT, the Borrowers and the Lenders.

     ADMINISTRATIVE AGENT'S SPECIAL COUNSEL. Ropes & Gray or such other counsel as may be selected by the Administrative Agent.

     AFFECTED LENDER. See Section 4.13.

     AFFILIATE. With respect to the Borrowers (or any other specified Person), any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with any Borrower (or such specified Person), and shall include (a) any officer or director or general partner of any Borrower (or such specified Person), (b) any Person of which any Borrower (or such specified Person) or any Affiliate (as defined in clause (a) above) of such Borrower (or such specified Person) shall, directly or indirectly, beneficially own either (i) at least 10% of the outstanding equity securities having the general power to vote or (ii) at least 10% of all equity interests or (c) any Person directly or indirectly controlling any Borrower (or such specified Person) through a management agreement, voting agreement or other contract.

     AGENT. Each of the Administrative Agent, the Syndication Agent and the Documentation Agent.

     AGREEMENT. This Revolving and Term Credit Agreement, including the SCHEDULES and EXHIBITS hereto.

     APPLICABLE MARGIN. With respect to Eurodollar Rate Loans, the Applicable Margin shall be as follows:

     (a) on any date on which (i) the REIT Subordinated Notes shall have been paid in full and the Combined Debt Rating of the Borrowers assigned by any two of S&P, Moody's and Duff & Phelps is Investment Grade or (ii) the REIT Subordinated Notes shall have been paid in full and (A) the Bradley Total Asset Value is greater than or equal to 60.0% of the Combined Total Asset Value of the Combined Group and (B) the Debt Rating assigned to Bradley OP by any two of S&P, Moody's and Duff & Phelps is Investment Grade, then the Applicable Margin shall be one and one-half percent (1.50%);

     (b) on any date on which neither of the conditions described in clauses (i) and (ii) of subparagraph (a) of this definition is satisfied, then the Applicable Margin shall be as follows:

          (i) on any date on which the Combined Leverage Ratio (determined at the times set forth below) is less than 45.0%, the Applicable Margin shall be one and one-half percent (1.50%);

          (ii) on any date on which the Combined Leverage Ratio (determined at the times set forth below) is less than 52.5% but greater than or equal to 45.0%, the Applicable Margin shall be one and thirteen-twentieths percent (1.65%);

          (iii) on any date on which the Combined Leverage Ratio (determined at the times set forth below) is less than 57.5% but greater than or equal to 52.5%, the Applicable Margin shall be one and four-fifths percent (1.80%); and

          (iv) on any date on which the Combined Leverage Ratio (determined at the times set forth below) is greater than or equal to 57.5%, the Applicable Margin shall be one and seven-eighths percent (1.875%).

     For purposes of calculating the Applicable Margin with respect to Eurodollar Rate Loans, (x) the Combined Leverage Ratio shall be determined as of the last day of the most recent March, June, September or December, commencing December 31, 2000, for which financial statements have been furnished (or are required to have been furnished) by the Borrowers to the Lenders pursuant to
Section 7.4, (y) any adjustment in such Applicable Margin shall be prospective and shall take effect on the fifth Business Day following the date upon which such financial statements referred to in the foregoing clause (x) are furnished (or are required to be furnished) by the Borrowers to the Lenders pursuant to
Section 7.4 and shall remain in effect until such time as the Applicable Margin is subsequently adjusted pursuant to the terms of this paragraph.

     Notwithstanding the foregoing, until the fifth Business Day following the date on which the financial statements of the REIT and its Subsidiaries for the fiscal quarter ended September 30, 2000 are furnished (or are required to have been furnished) to the Lenders pursuant to Section 7.4(a), the Applicable Margin with respect to Eurodollar Rate Loans shall be one and four-fifths percent (1.80%).

     With respect to Base Rate Loans, the Applicable Margin shall be zero.

     ARRANGER. Fleet Securities Inc.

     BALANCE SHEET DATE. December 31, 1999.

     BASE RATE. A fluctuating interest rate per annum equal to the higher of (a) the annual rate of interest announced from time to time by Fleet at the principal banking office of Fleet in Boston, Massachusetts as its prime rate and
(b) the sum of 1/2% PLUS the Federal Funds Rate. The Base Rate is a reference rate and does not necessarily represent the lowest or best rate being charged to any customer. Changes in the rate of interest resulting from changes in the Base Rate shall take place immediately without notice or demand of any kind.

     BASE RATE LOANS. Those Loans bearing interest calculated by reference to the Base Rate.

     BORROWERS. Heritage OP and Bradley OP, on a joint and several basis. Any other Wholly Owned Subsidiary may be made a Borrower hereunder, PROVIDED that
(a) such Wholly Owned Subsidiary has an appropriate legal structure as reasonably determined by the Administrative Agent, (b) each of the existing Borrowers and Guarantors petitions the Administrative Agent in writing that such Wholly Owned Subsidiary be made a Borrower hereunder, (c) the Administrative Agent provides written approval to the Borrowers and the Guarantors that such

Wholly Owned Subsidiary be made a Borrower hereunder and (d) such Wholly Owned Subsidiary executes and delivers a joinder agreement in a form reasonably satisfactory to the Administrative Agent, together with replacement Notes signed by all the Borrowers, favorable opinions of legal counsel to the new Borrower and such other documentation as the Administrative Agent shall reasonably require.

     BORROWING BASE AVAILABILITY. At the relevant date of reference, the remainder of (a) sixty percent (60%) of the aggregate Capitalized Value of the Borrowing Base Properties (or, if the taking of security shall have occurred under Section 7.17, of the Collateral) owned on such date by a Borrower or a Guarantor which is a Wholly Owned Subsidiary MINUS (b) the aggregate amount of all unsecured Indebtedness of the Combined Group permitted by Sections 8.1(j) and 8.1(n); PROVIDED, that upon the exercise by the Borrowers of the option described in Section 9.5 the figure sixty percent (60%) in clause (a) of this definition shall be reduced to fifty-five percent (55%) and shall change in accordance with each reversal or re-exercise of such option.

     BORROWING BASE PROPERTY. At the relevant date of reference, each parcel of the Eligible Real Estate, plus any other Real Estate approved by the Majority Lenders in their discretion. The Borrowing Base Properties as of the date hereof are listed together with their Capitalized Values as of the date hereof in SCHEDULE 2 hereto. For the purpose of determining compliance with
Section 9.1, there shall be taken into account only the Facility Cash Flow relating to Borrowing Base Properties owned by a Borrower or a Guarantor which is a Wholly Owned Subsidiary on the last day of the fiscal quarter as of which such determination is being made. In the event that one or more of the representations in Section 6.22 shall fail to be accurate with respect to any parcel of Borrowing Base Property, then by written notice from the Borrowers to the Administrative Agent meeting the requirements of the following sentence the Borrowers may elect that such parcel no longer be considered (for so long as such failure shall continue) to be Borrowing Base Property for the purposes of this Agreement; PROVIDED, that the aggregate Capitalized Values of the parcels so omitted shall not at any time exceed $50,000,000. The notice referred to in the preceding sentence must demonstrate that, after giving effect to such election, the Borrowing Base Availability shall equal or exceed the sum of the aggregate outstanding principal amount of the Loans plus the Letter of Credit Exposure.

     BRADLEY INC. Bradley Real Estate, Inc., a Maryland corporation.

     BRADLEY OP. See the first paragraph of this Agreement.

     BRADLEY PARTNERSHIP AGREEMENT. The Second Restated Agreement of Limited Partnership of Bradley OP, dated September 2, 1997, as amended by amendments dated August 6, 1998 February 23, 1999 and September 7, 1999, as to be further amended on or prior to the Initial Closing Date by an amendment provided to the Administrative Agent pursuant to Section 6.8 and as further amended from time to time as permitted by this Agreement.

     BRADLEY TOTAL ASSET VALUE. The Total Asset Value of Bradley OP and its Subsidiaries determined on a consolidated basis.

     BUILDING. With respect to each parcel of Borrowing Base Property, all of the buildings, structures and improvements now or hereafter located thereon.

     BUILDING SERVICE EQUIPMENT. All apparatus, fixtures and articles of personal property owned by the Borrowers now or hereafter attached to or used or procured for use in connection with the operation or maintenance of any Building, including, but without limiting the generality of the foregoing, all engines, furnaces, boilers, stokers, pumps, heaters, tank, dynamos, motors, generators, switchboards, electrical equipment, heating, plumbing, lifting and ventilating apparatus, air-cooling and air-conditioning apparatus, gas and electric fixtures, elevators, escalators, fittings, and machinery and all other equipment of every kind and description, used or procured for use in the operation of a Building (except apparatus, fixtures or articles of personal property belonging to lessees or other occupants of such building or to persons other than the Borrowers and their respective Subsidiaries unless the same be abandoned by any such lessee or other occupant or person), together with any and all replacements thereof and additions thereto.

     BUSINESS DAY. Any day other than a Saturday or a Sunday on which banking institutions in Boston, Massachusetts are open for the transaction of banking business and, in the case of Eurodollar Rate Loans, which also is a Eurodollar Business Day.

     CAPITALIZED LEASES. Leases under which any member of the Combined Group is the lessee or obligor, the discounted future rental payment obligations under which are required to be capitalized on the balance sheet of the lessee or obligor in accordance with generally accepted accounting principles.

     CAPITALIZED VALUE. With respect to each parcel of Borrowing Base Property or other parcel of Real Estate, as determined by the Administrative Agent from time to time at least quarterly (PROVIDED, that the Administrative Agent may, in its sole discretion, make such determination more frequently), the value of such parcel of Borrowing Base Property or other parcel of Real Estate as determined by the Administrative Agent based on a nine and one-half percent (9.50%) market capitalization rate of the sum of:

     (a) the Net Operating Income allocable to such parcel for the period of four consecutive fiscal quarters of the Borrowers most recently ended for which financial statements have been furnished (or required to be furnished) to the Lenders pursuant to Section 7.4(c) minus

     (b)  an amount equal to:

          (i) the greater of (A) an imputed management fee at the annual rate of three percent (3%) of the gross revenue received by the Combined Group with respect to such parcel for such fiscal period or (B) the amount of management fees and expenses actually incurred by the Combined Group with respect to such parcel for such fiscal period (whether or not deducted in calculating Net Operating Income) minus.

          (ii) the amount of any management fees and expenses deducted in calculating Net Operating Income for such parcel for such fiscal period (PROVIDED that the amount calculated in this clause (b) shall not be reduced to less than zero);

PROVIDED, HOWEVER, that for the purposes of this definition any parcel of Borrowing Base Property or other parcel of Real Estate acquired or, in the case of former Development Assets, completed after the commencement of the period of four consecutive fiscal quarters most recently ended for which financial statements have been furnished (or required to be furnished) to the Lenders pursuant to Section 7.4 shall be valued (x) at cost (in the case of an acquisition) or as determined under generally accepted accounting principles (in the case of completion of a Development Asset) until financial statements shall be furnished (or required to be furnished) to the Lenders pursuant to Section
7.4 for the first full fiscal quarter commencing after such date of acquisition or completion and (y) thereafter on the basis of the Net Operating Income allocable to such parcel for the period of one or more consecutive fiscal quarters, as the case may be, commencing after such date of acquisition or completion annualized on a straight-line basis or otherwise as approved by the Administrative Agent; and PROVIDED, FURTHER, that notwithstanding the preceding language of this definition or any other provision of this Agreement, in the event that the Administrative Agent shall have taken Collateral pursuant to
Section 7.17 the Capitalized Value of each parcel of Borrowing Base Property included in the Collateral shall not exceed the value assigned to such parcel in the most recent appraisal of such property prepared for the Lenders to meet the requirements of applicable law or regulations.

     CERCLA. See Section 6.18.

     CODE. The Internal Revenue Code of 1986, as amended.

     COLLATERAL. Security provided by the Obligors under Section 7.17 and any additional or substitute security for the Obligations provided by the Obligors.

     COMBINED. With reference to any term defined or used in this Agreement, that term as applied to the accounts of a portion of the REIT and its Subsidiaries combined in accordance with generally accepted accounting principles.

     COMBINED DEBT RATING. The credit rating assigned by any of S&P, Moody's or Duff & Phelps to the long-term unsecured debt of the Borrowers supported by the general credit of the Borrowers, on a joint and several basis.

     COMBINED GROUP. The Borrowers and each other Subsidiary of the REIT (excluding Acquisition Subsidiary) from time to time in existence. The members of the Combined Group as of the Initial Closing Date, after giving effect to the closing under the Acquisition Agreement, are listed in Schedule 6.19 hereto.

     COMBINED LEVERAGE RATIO. On any date the quotient, expressed as a percentage, equal to the Combined Total Indebtedness of the Combined Group divided by the Combined Total Asset Value of the Combined Group.

     COMBINED NET WORTH. At any date, the common shareholders' equity and preferred equity of the Combined Group determined in accordance with generally accepted accounting principles on a combined and consolidated basis.

     COMBINED TOTAL ASSET VALUE. The Total Asset Value of the Combined Group determined on a combined and consolidated basis.

     COMBINED TOTAL INDEBTEDNESS. All liabilities of the Combined Group determined on a combined and consolidated basis in accordance with generally accepted accounting principles, excluding minority interests recorded as liabilities on the balance sheet of any Subsidiary, but specifically including
(a) in accordance with generally accepted accounting principles, any contingent obligation that is probable and measurable and (b) any guarantee of any Indebtedness of an unconsolidated Subsidiary in which any Obligor is a direct or indirect investor. For the purpose of clause (b) of the preceding sentence, the amount of any such guarantee shall be the full principal amount thereof (including any amount for which the guarantor may be liable on a joint and several basis).

     COMMITMENT. With respect to each Lender, the amount set forth on SCHEDULE 1 hereto as the sum of the amount of such Lender's Revolving Loan Commitment and the amount of such Lender's Term Loan Commitment, as the same may be reduced from time to time; PROVIDED, that the aggregate amount of the Commitments of all the Lenders shall not exceed $425,000,000.

     COMMITMENT PERCENTAGE.

     (a) With respect to any Lender's interest in the Revolving Loan Commitment, the Revolving Loans or the Letter of Credit Exposure, the percentage obtained by DIVIDING (i) such Lender's Revolving Loan Commitment (or, if the Revolving Loan Commitments have been terminated, the outstanding amount of each Lender's Revolving Loans and Letter of Credit Exposure) BY (ii) the aggregate amount of all Revolving Loan Commitments (or, if the Revolving Loan Commitments have been terminated, the aggregate outstanding amount of all Revolving Loans and Letter of Credit Exposure).

     (b) With respect to any Lender's interest in the Term Loans, the percentage obtained by DIVIDING (i) such Lender's Term Loan Commitment (or if the Term Loans have been advanced, the outstanding amount of such Lender's Term Loans) BY
(ii) the aggregate amount of all the Term Loan Commitments (or, if the Term Loans have been advanced, the outstanding amount of all Term Loans).

     (c) With respect to any Lender's interest in the Total Commitment, the percentage obtained by DIVIDING (i) the sum of such Lender's Revolving Loan Commitment (or, if the Revolving Loan Commitments have been terminated, the outstanding amount of such Lender's Revolving Loans and Letter of Credit Exposure) plus such Lender's Term Loan Commitment (or, if the Term Loans have been advanced, the outstanding amount of such Lender's Term Loans) BY (ii) the Total Commitment.

     COMPLIANCE CERTIFICATE. See Section 7.4(d).

     CONSOLIDATED OR CONSOLIDATING. With reference to any term defined herein, that term as applied to the accounts of the REIT and its Subsidiaries, or a portion thereof, consolidated or consolidating, as the case may be, in accordance with generally accepted accounting principles.

     CONVERSION REQUEST. A notice given by the Borrowers to the Administrative Agent of its election to convert or continue a Loan in accordance with Section 4.1.

     DEBT RATING. The credit rating assigned by any of S&P, Moody's or Duff & Phelps to the long-term unsecured debt of Bradley OP.

     DEFAULT. See Section 12.1.

     DEFAULT RATE. A per annum rate of interest equal to the rate described in
Section 4.11, as from time to time in effect.

     DELINQUENT LENDER. See Section 14.2.

     DEVELOPMENT ASSETS. A retail or office facility which is in the process of development, design or construction or, if constructed, has not achieved a minimum occupancy of eighty percent (80%) of the rentable square feet of such facility having been leased for a minimum period of three (3) consecutive months at rental rates at or above the market rental rate for similar properties in the same geographical area. For the purpose hereof, facilities to be developed on raw land adjacent to the sites of existing fully constructed facilities of a member of the Combined Group shall include only the facilities to be developed and not the existing constructed facilities.

     DISTRIBUTION. With respect to any Borrower (or other specified Person):

     (a) the declaration or payment of any dividend or distribution on or in respect of any Equity Interest (including without limitation common equity and preferred equity) in such Borrower (or such specified Person);

     (b) the purchase, redemption, exchange or other retirement of any Equity Interest in such Borrower (or such specified Person) or any of its Affiliates, or of options, warrants or other rights for the purchase of any such Equity Interest, directly or indirectly through an Affiliate or otherwise;

     (c) any other distribution or other payment on or in respect of any Equity Interest in such Borrower (or such specified Person) or any of its Affiliates, including without limitation any payment in respect of any indemnity provided for any purchaser or holder of such an Equity Interest;

     (d) any payment of principal or interest with respect to, or any purchase, redemption or defeasance of, any Indebtedness of such Borrower (or such specified Person) or any of its Affiliates which by its terms or the terms of any agreement is subordinated to the payment of the Obligations; and

     (e) any payment, loan or advance by such Borrower (or such specified Person) to, or any other Investment by such Borrower (or such specified Person) in, the holder of any Equity Interest in such Borrower (or such specified Person) or any of its Affiliates, or any Affiliate of such holder (including the payment of management and transaction fees and expenses);

PROVIDED, HOWEVER, that the term "Distribution" shall not include (i) dividends, distributions, purchases, redemptions, exchanges or retirements on or of Equity Interests that are payable solely in preferred stock or perpetual common stock of or other similar Equity Interests in such Borrower (or such specified Person), (ii) payments in the ordinary course of business in respect of (A) compensation paid to employees, officers and directors, (B) advances and reimbursements to employees for travel expenses, drawing accounts, relocation costs and similar expenditures, or (C) rent paid to, or accounts payable for services rendered or goods sold by, non-Affiliates that own capital stock of or other equity interests in such Borrower (or such specified Person) or any of its Subsidiaries or (iii) transfers of funds among the REIT, Acquisition Subsidiary and the Borrowers on the Initial Closing Date required to accomplish the Acquisition.

     DOCUMENTATION AGENT. KeyBank National Association.

     DOLLARS OR $. Dollars in lawful currency of the United States of America.

     DOMESTIC LENDING OFFICE. Initially, the office of each Lender designated as such in Schedule 1 hereto; thereafter, such other office of such Lender, if any, located within the United States that will be making or maintaining Base Rate Loans.

     DRAWDOWN DATE. The date on which any Loan is made or is to be made, the date on which any Letter of Credit is to be issued and the date on which any Loan is converted or combined in accordance with Section 4.1.

     DUFF & PHELPS. Duff & Phelps Credit Rating Co., its successors and assigns, and, if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "Duff & Phelps" shall be deemed to refer to any other nationally recognized securities rating agency designated by the Administrative Agent by notice to the REIT, the Borrowers and the Lenders.

     EBITDA. With respect to any Person for any fiscal period, an amount equal to the sum of (a) the Net Income of such Person for such fiscal period plus (b) depreciation, amortization, Interest Expense and taxes deducted in calculating such Net Income, plus (c) any extraordinary or nonrecurring losses deducted in calculating such Net Income, minus (d) any extraordinary or nonrecurring gains included in calculating such Net Income, all as determined in accordance with generally accepted accounting principles.

     ELIGIBLE ASSIGNEE. Any of (a) a commercial bank organized under the laws of the United States, or any State thereof or the District of Columbia; (b) a savings and loan association or savings bank organized under the laws of the United States, or any State thereof or the District of Columbia; (c) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a political subdivision of any such country, PROVIDED that such bank is acting through a branch or agency located in the country in which it is organized or another country which is also a member of the OECD; (d) the central bank of any country which is a member of the OECD; and (e) any other Person which the Borrowers and the Administrative Agent shall agree is an Eligible Assignee; PROVIDED, HOWEVER, that no institution described in clause (a), (b) or (c) above shall be an Eligible Assignee unless it has total assets in excess of $3 billion, and unless it is not a direct or indirect affiliate as defined in the Securities Exchange Act of 1934, as amended, of any of the REIT or the Borrowers.

     ELIGIBLE REAL ESTATE. Real Estate:

     (a) which is located in the United States and utilized principally for retail or office uses;

     (b) which, together with all other parcels of Eligible Real Estate included in the Borrowing Base Properties, is representative, in the reasonable judgment of the Administrative Agent, of the geographic diversification, size and asset quality of the real estate properties held in the portfolios of Heritage OP and Bradley OP and their respective Subsidiaries;

     (c) which is owned in fee by a Borrower or a Guarantor which is a Subsidiary of a Borrower and a Wholly Owned Subsidiary;

     (d) which is subject to no mortgage liens (other than a lien securing the Obligations under Section 7.17), springing liens or negative pledges (other than the negative pledge provided in Section 8.2) and is subject to no other liens or encumbrances other than Permitted Liens and is subject to no judgment liens;

     (e) which has no material structural defects and no material deferred maintenance;

     (f)  which is not Development Assets or Land Assets;

     (g) which has a leasing and occupancy level of 70% or greater determined on a square footage basis; and

     (h)  which has adequate insurance, as described in Section 7.7.

     EMPLOYEE BENEFIT PLAN. Any employee benefit plan within the meaning of
Section 3(3) of ERISA maintained or contributed to by any Borrower or any ERISA Affiliate, other than a Multiemployer Plan.

     ENVIRONMENTAL ENGINEER. A firm of independent professional engineers, environmental consultants or other scientists or experts generally recognized as expert in the detection, analysis and remediation of Hazardous Substances and related environmental matters and reasonably acceptable to the Administrative Agent.

     ENVIRONMENTAL LAWS. See Section 6.18(a).

     EQUITY INTERESTS. With respect to any Borrower (or other specified Person) any shares of any class of capital stock of or general or limited partnership interests, limited liability company membership interests or other equity or beneficial interests in such Borrower (or other specified Person), including without limitation shares of preferred stock, preferred partnership interests and other preferred equity interests.

     ERISA. The Employee Retirement Income Security Act of 1974, as amended and in effect from time to time.

     ERISA AFFILIATE. Any Person which is treated as a single employer with the REIT or any Borrower under section 414 of the Code; PROVIDED, HOWEVER, that for all purposes of this Agreement the term ERISA Affiliate shall not include the New England Teamsters and Trucking Industry Pension Fund.

     ERISA REPORTABLE EVENT. A reportable event with respect to a Guaranteed Pension Plan within the meaning of Section 4043 of ERISA and the regulations promulgated thereunder as to which the requirement of notice has not been waived.

     EUROCURRENCY RESERVE RATE. For any day with respect to a Eurodollar Rate Loan, the maximum rate (expressed as a decimal) at which any lender subject thereto would be required to maintain reserves under Regulation D of the Board of Governors of the Federal Reserve System (or any successor or similar regulations relating to such reserve requirements) against "Eurocurrency Liabilities" (as that term is used in Regulation D), if such liabilities were outstanding. The Eurocurrency Reserve Rate shall be adjusted automatically on and as of the effective date of any change in the Eurocurrency Reserve Rate.

     EURODOLLAR BUSINESS DAY. Any day on which commercial banks are open for international business (including dealings in Dollar deposits) in London or such other eurodollar interbank market as may be selected by the Administrative Agent and the Lenders in their sole discretion acting in good faith.

     EURODOLLAR LENDING OFFICE. Initially, the office of each Lender designated as such in SCHEDULE 1 hereto; thereafter, such other office of such Lender, if any, that shall be making or maintaining Eurodollar Rate Loans.

     EURODOLLAR RATE. For any Interest Period with respect to a Eurodollar Rate Loan, the rate of interest equal to (i) the arithmetic mean of the rates per annum for each Reference Lender (rounded upwards to the nearest 1/16 of one percent) of the rate at which such Reference Lender's Eurodollar Lending Office is offered Dollar deposits two Eurodollar Business Days prior to the beginning of such Interest Period in the interbank eurodollar market where the eurodollar and foreign currency and exchange operations of such Eurodollar Lending Office are customarily conducted for the delivery on the first day of such Interest Period for the number of days comprised therein and in an amount comparable to the amount of the Eurodollar Rate Loan of such Reference Lender to which such Interest Period applies, divided by (ii) a number equal to 1.00 minus the Eurocurrency Reserve Rate.

     EURODOLLAR RATE LOANS. The Loans bearing interest calculated by reference to a Eurodollar Rate.

     EVENT OF DEFAULT. See Section 12.1.

     EXCESS AMOUNT. See Section 4.13.

     EXCHANGE ACT. The federal Securities Exchange Act of 1934, as amended.

     FACILITY CASH FLOW. With respect to any Borrowing Base Property for any fiscal period, an amount equal to (I) the Net Operating Income for such property for such fiscal period minus an allowance for capital expenditure requirements computed at the annual rate of $0.20 per square foot for such Borrowing Base Property (other than properties for which the tenant bears full responsibility for all capital maintenance pursuant to a triple net lease) and minus (II) an amount (which amount shall not be less than zero) equal to the sum of:

     (a)  the greater of:

          (i) an imputed management fee at the annual rate of three percent (3%) of the gross revenue received by the Combined Group with respect to such property for such fiscal period or

          (ii) the amount of any management fees and expenses actually incurred by the Combined Group with respect to such property for such fiscal period (whether or not deducted in calculating Net Operating Income) minus

     (b) the amount of any management fees and expenses deducted in calculating Net Operating Income for such property for such fiscal period.

     FEDERAL FUNDS RATE. For any day, the rate equal to the weighted average (rounded upward to the nearest 1/8%) of (a) the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as such weighted average is published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York or (b) if such rate is not so published for such Business Day, quotations received by the Administrative Agent from three federal funds brokers of recognized standing selected by the Administrative Agent. Each determination by the Administrative Agent of the Federal Funds Rate shall, in the absence of manifest error, be conclusive.

     FEE LETTER. The letter agreement captioned "Credit Facilities Fee Letter" dated September 18, 2000 among the REIT, Fleet and the Arranger.

     FIXED CHARGES. For any period, the sum of:

          (a) the consolidated Interest Expense of the REIT and its Subsidiaries;

     PLUS (b) the aggregate amount of all mandatory scheduled payments or prepayments (excluding balloon payments to the extent paid from the proceeds of new or renewal Indebtedness permitted hereunder) and sinking fund payments, all with respect to Indebtedness of the REIT and its Subsidiaries in accordance with generally accepted accounting principles on a combined and consolidated basis, including payments in the nature of principal under Capitalized Leases;

     PLUS (c) cash dividends on REIT preferred stock and the Preferred Units and any other mandatory dividends paid or payable in cash by the REIT or any of its Subsidiaries to third parties;

     PLUS (d) all mandatory scheduled payments of the deferred purchase price of assets, services or securities, including related noncompetition, consulting and stock repurchase obligations (other than ordinary trade accounts payable on customary terms in the ordinary course of business), and any long-term contractual obligations of the REIT and its Subsidiaries.

     FLEET. Fleet National Bank.

     FNMA. The Federal National Mortgage Association.

     FUNDS FROM OPERATIONS. As defined in accordance with resolutions adopted by the Board of Governors of the National Association of Real Estate Investment Trusts as in effect from time to time, but in any event before deduction of Distributions on preferred stock or other preferred equity interests.

     GENERALLY ACCEPTED ACCOUNTING PRINCIPLES. (a) When used in or for the purposes of Section 9 and the calculation of the Combined Leverage Ratio, whether directly or indirectly through reference to a capitalized term used therein, (i) principles that are consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors in effect for the fiscal year ended on the Balance Sheet Date and (ii) to the extent consistent with such principles, the accounting practices of the REIT and Bradley Inc. reflected in their respective financial statements for the year ended on the Balance Sheet Date and (b) when used in general, other than as provided above, principles that are (i) consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, as in effect from time to time and (ii) consistently applied with past financial statements of the Borrowers adopting the same principles; PROVIDED that in each case referred to in this definition of "generally accepted accounting principles" a certified public accountant would, insofar as the use of such accounting principles is pertinent, be in a position to deliver an unqualified opinion

(other than a qualification regarding changes in generally accepted accounting principles) as to financial statements in which such principles have been properly applied.

     GUARANTEED PENSION PLAN. Any employee pension benefit plan within the meaning of Section 3(2) of ERISA maintained or contributed to by the REIT, any Borrower or any ERISA Affiliate the benefits of which are guaranteed on termination in full or in part by the PBGC pursuant to Title IV of ERISA, other than a Multiemployer Plan.

     GUARANTOR. The REIT, Acquisition Subsidiary, each Wholly Owned Subsidiary and each Person which hereafter shall become a Wholly Owned Subsidiary, in each case on a joint and several basis; PROVIDED that no Special Purpose Subsidiary shall be required to be a Guarantor and that NHHLP shall not be required to be a Guarantor.

     HAZARDOUS SUBSTANCES. See Section 6.18(b).

     HERITAGE OP. See the first paragraph of this Agreement.

     HERITAGE OP PARTNERSHIP AGREEMENT. The Agreement of Limited Partnership of Heritage Property Investment Limited Partnership dated as of July 1, 1999 among the REIT, as general partner, and Heritage Realty Special LP Corporation, a Maryland corporation, as initial limited partner, as amended from time to time as permitted by this Agreement.

     INDEBTEDNESS. All obligations, contingent and otherwise, that in accordance with generally accepted accounting principles should be classified upon the obligor's balance sheet as liabilities, including in any event and whether or not so classified: (a) all debt and similar monetary obligations, whether direct or indirect; (b) all liabilities secured by any mortgage, pledge, security interest, lien, charge or other encumbrance existing on property owned or acquired subject thereto, whether or not the liability secured thereby shall have been assumed; and (c) all guarantees, endorsements and other contingent obligations whether direct or indirect in respect of indebtedness of others, including any obligation to supply funds to or in any manner to invest directly or indirectly in a Person, to purchase indebtedness, or to assure the owner of indebtedness against loss through an agreement to purchase goods, supplies or services for the purpose of enabling the debtor to make payment of the indebtedness held by such owner or otherwise, the obligation to reimburse the issuer in respect of any letter of credit and contingent obligations in respect of interest rate protection agreements; PROVIDED, that with respect to the REIT and Acquisition Subsidiary there shall not be included in Indebtedness any partnership interests of the Borrowers which are required under generally accepted accounting principles to be carried as liabilities in the balance sheet of the REIT or Acquisition Subsidiary solely by virtue of their status as minority interests as a result of their being partners in the Borrowers.

     INITIAL CLOSING DATE. September 19, 2000.

     INTERCREDITOR AGREEMENT. The Intercreditor Agreement dated as of September 18, 2000 between the Administrative Agent and the Subordinated Note Agent.

     INTEREST EXPENSE. With respect to any Person for any fiscal period, the interest expense of such Person for such fiscal period determined in accordance with generally accepted accounting principles PLUS, without duplication, all capitalized interest of such Person for such fiscal period.

     INTEREST PAYMENT DATE. The first Business Day of each calendar month.

     INTEREST PERIOD. With respect to each Eurodollar Rate Loan (a) initially, the period commencing on the Drawdown Date of such Loan (or, in the case of the Term Loans, on the Initial Closing Date) and ending on the last day of a period of one, two, three, six or (if available) nine or twelve months, as selected by the Borrowers in a Loan Request (or, in the case of the Term Loans, by written notice to the Administrative Agent not less than three Business Days prior to the Initial Closing Date), and (b) thereafter, each period of one, two, three, six or (if available with respect to each of the affected Lenders) nine or twelve months, commencing on the day following the last day of the next preceding Interest Period applicable to such Loan and ending on the last day of such period, as selected by the Borrowers in a Conversion Request; PROVIDED that all of the foregoing provisions relating to Interest Periods are subject to the following:

     (a) if any Interest Period with respect to a Eurodollar Rate Loan would otherwise end on a day that is not a Eurodollar Business Day, that Interest Period shall be extended to the next succeeding Eurodollar Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Eurodollar Business Day;

     (b) if the Borrowers shall fail to give notice as provided in Section 4.1, the Borrowers shall be deemed to have requested a conversion of the affected Eurodollar Rate Loan to a Base Rate Loan on the last day of the then current Interest Period with respect thereto;

     (c) any Interest Period relating to any Eurodollar Rate Loan that begins on the last Eurodollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Eurodollar Business Day of a calendar month;

     (d) any Interest Period relating to any Eurodollar Rate Loan that would otherwise extend beyond the Maturity Date shall end on the Maturity Date; and

     (e) prior to the earlier of the date 90 days after the Initial Closing Date or the date the Administrative Agent informs the Borrowers that the proposed initial syndication of the credit facilities provided hereby will close, no Interest Period relating to a Eurodollar Rate Loan shall extend beyond one month except with the written consent of the Administrative Agent. The Borrowers and the Administrative Agent shall confer about the appropriate scheduling of the selection of Interest Periods relating to Eurodollar Rate Loans to facilitate the anticipated syndication of the credit facilities provided herein to other Lenders.

     INVESTMENT GRADE. With respect to any Debt Rating or Combined Debt Rating, a rating of BBB- or higher from S&P, of Baa3 or higher from Moody's or of BBB-or higher from Duff & Phelps.

     INVESTMENTS. With respect to any Person, all shares of capital stock, evidences of Indebtedness and other securities issued by any other Person to such Person or acquired by any means by such Person through a third-party, all loans, advances, or extensions of credit to, or contributions to the capital of, any other Person, all purchases of the securities or business or integral part of the business of any other Person and commitments and options to make such purchases, all interests in real property, and all other investments; PROVIDED, HOWEVER, that the term "Investment" shall not include (i) equipment, inventory and other tangible personal property acquired in the ordinary course of business, (ii) current trade and customer accounts receivable for services rendered in the ordinary course of business and payable in accordance with customary trade terms, (iii) advances to employees for travel expenses, drawing accounts and similar expenditures, (iv) prepaid expenses made in the ordinary course of business or (v) stock or other securities acquired in connection with the satisfaction or enforcement of Indebtedness or claims due or owing to the REIT or any Subsidiary or as security for any such Indebtedness or claim. In determining the aggregate amount of Investments outstanding at any particular time: (a) there shall be included as an Investment all interest accrued with respect to Indebtedness constituting an Investment unless and until such interest is paid; (b) there shall be deducted in respect of each such Investment any amount received as a return of capital (but only by repurchase, redemption, retirement, repayment, liquidating dividend or liquidating distribution); (c) there shall not be deducted in respect of any Investment any amounts received as earnings on such Investment, whether as dividends, interest or otherwise, except that accrued interest included as provided in the foregoing clause (a) may be deducted when paid; and (d) there shall not be deducted from the aggregate amount of Investments any decrease in the value thereof.

     ISP 98. See Section 2.14.

     LAND ASSETS. Unimproved land.

     LEASES. Leases, licenses and agreements whether written or oral, relating to the use or occupation of space in or on the Building or on the Real Estate by persons other than any Borrower.

     LENDERS. See the first paragraph of this Agreement.

     LETTER OF CREDIT EXPOSURE. On any date, the sum of (a) the aggregate face amount of all drafts that may then or thereafter be presented by beneficiaries under all Letters of Credit then outstanding, PLUS (b) the aggregate face amount of all drafts that the Letter of Credit Issuer has previously accepted under Letters of Credit but has not paid. Letter of Credit Exposure shall be allocated to each Lender in accordance with its Commitment Percentage therein.

     LETTER OF CREDIT ISSUER. Fleet or such other Lender as may be selected from time to time by the Borrowers for good cause subject to the reasonable approval of Fleet; PROVIDED, that no

Lender other than Fleet shall be obligated to act as a Letter of Credit Issuer hereunder except with the written consent of such Lender, which may be withheld at the discretion of the Lender.

     LOAN DOCUMENTS. This Agreement, the Notes, the Letters of Credit, each Qualified Hedge Agreement, the Fee Letter, the Syndication Letter, the Intercreditor Agreement and all amendments to the foregoing and other documents, instruments or agreements executed or delivered by or on behalf of any Borrower or any Guarantor in connection with the Loans.

     LOANS. The Revolving Loans and the Term Loans.

     MAJORITY LENDERS. Lenders holding 66 2/3% of the Total Commitment; PROVIDED, HOWEVER, that in the event the obligations of the Lenders to make Revolving Loans hereunder shall have been terminated, Lenders holding 66 2/3% of the sum of the outstanding principal amount of the Loans plus the participations under Section 2.11 in the Letter of Credit Exposure; and PROVIDED, FURTHER, that the Commitment or, as the case may be, Loans and Letter of Credit Exposure participations of any Delinquent Lender shall not be included in the calculation of the Total Commitment for the purpose of this definition nor in the calculation of Majority Lenders.

     MARGIN STOCK. "Margin stock" within the meaning of Regulation T, U or X (or any successor provisions) of the Board of Governors of the Federal Reserve System, or any regulations, interpretations or rulings thereunder, all as from time to time in effect.

     MATERIAL AGREEMENT. Each of the Bradley OP Partnership Agreement, the Heritage OP Partnership Agreement, the Acquisition Agreement, the MTN Indenture, the MTN Notes, the MTN Supplemental Indentures, the Prudential 1999 Securities Agreement, the Prudential 2000 Securities Agreement, the Prudential Stockholders Agreement, the REIT Subordinated Term Loan Agreement, the REIT Notes, the REIT Pledge Agreement, the PMCC Loan Agreement, the PMCC Indemnity and the Articles of Incorporation of the REIT.

     MATURITY DATE. September 18, 2003, or such earlier date on which the Loans shall become due and payable pursuant to the terms hereof.

     MOODY'S. Moody's Investors Service, Inc., a corporation organized and existing under the laws of the State of Delaware, its successors and assigns, and, if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "Moody's" shall be deemed to refer to any other nationally recognized securities rating agency designated by the Administrative Agent by notice to the REIT, the Borrowers and the Lenders.

     MTN INDENTURE. The Indenture dated November 24, 1997 from Bradley OP to LaSalle National Bank, as trustee, as amended to the Initial Closing Date and as further amended as permitted by this Agreement.

     MTN NOTES. Each of (a) the 7% Senior Notes due 2004 of Bradley OP issued in the original aggregate principal amount of $100,000,000, (b) the 8.875% Notes due 2006 of Bradley OP issued in the original aggregate principal amount of $75,000,000 and (c) the 7.2% Senior

Notes due 2008 of Bradley OP issued in the original aggregate principal amount of $100,000,000.

     MTN SUPPLEMENTAL INDENTURES. Each of (a) Supplemental Indenture No. 1 dated as of November 24, 1997 between Bradley OP and LaSalle National Bank, as trustee, (b) Supplemental Indenture No. 2 dated as of January 28, 1998 between Bradley OP and LaSalle National Bank, as trustee, and (c) Supplemental Indenture No. 3 dated as of March 10, 2000 between Bradley OP and LaSalle National Bank, as trustee.

     MULTIEMPLOYER PLAN. Any multiemployer plan within the meaning of Section 3(37) of ERISA maintained or contributed to by the REIT, any Borrower or any ERISA Affiliate.

     NET INCOME (OR DEFICIT). With respect to any Person (or any asset of any Person) for any fiscal period, the net income (or deficit) of such Person (or attributable to such asset), after deduction of all expenses, taxes and other proper charges, determined in accordance with generally accepted accounting principles.

     NET OPERATING INCOME. With respect to any Borrowing Base Property or other parcel of Real Estate for any fiscal period, an amount equal to the sum of (a) the gross revenues of such property for such fiscal period minus (b) all operating expenses incurred with respect to such property for such fiscal period, all as determined in accordance with generally accepted accounting principles.

     NHHLP. NH Heritage Limited Partnership, a New Hampshire limited partnership and a Wholly Owned Subsidiary.

     NON-RECOURSE INDEBTEDNESS. Indebtedness of any Borrower or a Subsidiary for which the obligor thereunder (which may include the direct obligor and, in addition, any other Borrower or Subsidiary whose Non-recourse Indebtedness is cross-guaranteed or cross-collateralized with such Indebtedness as permitted under Section 8.11) is not liable or obligated other than as to its interest in designated Real Estate or another specifically identified asset only, subject to such limited exceptions to the non-recourse nature of such Indebtedness as are usual and customary in like transactions involving institutional lenders at the time of the incurrence of such Indebtedness, such as fraud, fraudulent conveyance, intentional misrepresentation, misappropriation of funds or other property, misapplication of funds (including without limitation rents, profits, tenant deposits or insurance or condemnation proceeds), mismanagement or waste, tax, ERISA, environmental and other regulatory law indemnities, nonpayment of utilities, operations and maintenance expenses and obligations secured by statutory liens, failure to comply with legal requirements necessary to maintain the tax-exemption on the interest on such Indebtedness (if applicable), failure to insure or failure to pay transfer fees and charges due to the lender in connection with any sale or other transfer of the Real Estate subject to such Indebtedness and any fees and expenses (and interest thereon) of the holder of such Indebtedness in connection with the enforcement of such recourse obligations; PROVIDED, HOWEVER, that Indebtedness of any Special Purpose Subsidiary shall be considered Non-recourse Indebtedness hereunder even if such Indebtedness shall constitute a general obligation of such Special Purpose Subsidiary so long as the only asset of such Special Purpose Subsidiary is the Real Estate financed by such

Indebtedness and there is no recourse for such Indebtedness to any Obligor, except as provided above in this definition. Notwithstanding the foregoing, the Agents and the Lenders agree that, notwithstanding any of the terms of this definition to the contrary (but subject to the provisos stated in Section 8.1(f)), the Indebtedness under the PMCC Loan Agreement shall constitute Non-recourse Indebtedness for the purpose of this Agreement; PROVIDED, that such agreement of the Agents and the Lenders shall not apply to any Indebtedness other than the Indebtedness under the PMCC Loan Agreement and shall be without prejudice to the acceptability or nonacceptability of any recourse provisions with respect to any other Indebtedness.

     NOTES. The Revolving Credit Notes and the Term Notes. The Obligors as of the Initial Closing Date are identified in SCHEDULE 6.19 hereto.

     OBLIGATIONS. All indebtedness, obligations and liabilities of the Borrowers, the Guarantors and any of their respective Subsidiaries to any of the Lenders and the Administrative Agent, individually or collectively, under this Agreement or any of the other Loan Documents or in respect of any of the Loans or the Notes or the Letters of Credit, or other instruments at any time evidencing any of the foregoing, whether existing on the date of this Agreement or arising or incurred hereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise.

     OBLIGOR. Each Borrower and each Guarantor.

     OUTSTANDING. With respect to the Loans and the Letter of Credit Exposure, the aggregate unpaid principal thereof as of any date of determination.

     PARTNERSHIP STATUS. With respect to a Borrower, its status as a limited partnership exempt from federal income taxation under the Code.

     PBGC. The Pension Benefit Guaranty Corporation created by Section 4002 of ERISA and any successor entity or entities having similar responsibilities.

     PERMITTED LIENS. Liens, security interests and other encumbrances permitted by Section 8.2.

     PERSON. Any individual, corporation, partnership, limited liability company, limited partnership, trust, unincorporated association, business, or other legal entity, and any government or any governmental agency or political subdivision thereof.

     PLAN. At any time, any pension benefit plan subject to Title IV of ERISA maintained, or to which contributions have been made or are required to be made, by the REIT, any Borrower or any ERISA Affiliate within six years prior to such time.

     PMCC INDEMNITY. The Indemnity and Guaranty Agreement dated as of September 18, 2000 by the REIT in favor of Prudential Mortgage Capital Company, LLC, as amended as permitted by this Agreement.

     PMCC LOAN AGREEMENT. The Loan Agreement dated as of September 18, 2000 between Heritage SPE LLC and Prudential Mortgage Capital Company, LLC, as from time to time amended as permitted by this Agreement.

     PREFERRED UNITS. Each of the 8.875% Series B Cumulative Redeemable Perpetual Preferred Units and the 8.875% Series C Cumulative Redeemable Perpetual Preferred Units of Bradley OP.

     PRIOR CREDIT AGREEMENT. Each of (a) the Revolving Credit Agreement dated as of December 9, 1999 among the REIT, Heritage OP, Heritage Realty General LP Corporation, a Maryland corporation, and Fleet National Bank (formerly known as BankBoston, N.A.), for itself and as agent, as amended to the Initial Closing Date, and (b) the Unsecured Revolving Credit Agreement dated as of December 23, 1997 among Bradley OP, Bank One (formerly known as The First National Bank of Chicago) and the other lenders named therein, as amended to the Initial Closing Date.

     PRUDENTIAL. See Section 7.16.

     PRUDENTIAL 1999 SECURITIES AGREEMENT. See Section 7.16.

     PRUDENTIAL STOCKHOLDERS AGREEMENT. The Amended and Restated Stockholders Agreement dated as of September 18, 2000 among the REIT, Net Realty Holding Trust, a Massachusetts trust, Prudential and Heritage OP, as from time to time amended as permitted hereby.

     PRUDENTIAL 2000 SECURITIES AGREEMENT. See Section 7.16.

     QUALIFIED HEDGE AGREEMENT. Any interest rate protection agreement which is entered into between any Borrower and any Lender.

     QUALIFIED REFINANCING. With respect to the REIT Subordinated Notes, Indebtedness of the REIT the proceeds of which are used exclusively to refinance or refund the REIT Subordinated Notes and which is (a) issued on a subordinated basis on terms substantially identical to the subordination provisions of the REIT Subordinated Term Loan Agreement, (b) scheduled not to mature or commence amortization earlier than 180 days following the Maturity Date, (c) not guaranteed by any Borrower, any Subsidiary of a Borrower or any Guarantor (other than the REIT and, to the extent provided in the REIT Pledge Agreement, Acquisition Subsidiary) and (d) on other terms and conditions which either are identical in all material respects to the REIT Subordinated Notes or are approved by the Majority Lenders, such approval not to be unreasonably withheld so long as no Default or Event of Default has occurred and is continuing or would occur upon the issuance of such refunding Indebtedness; PROVIDED, HOWEVER, that in the event that the Commitment Percentage of Fleet with respect to the Total Commitment shall be equal to or greater than 33 1/3%, then such approval of the Majority Lenders shall not be effective unless concurred in by Lenders holding not less than 90% of the Total Commitment.

     REAL ESTATE. All real property at any time owned or leased (as lessee or sublessee) by the REIT, any Borrower or any of their respective Subsidiaries and all Buildings and Building Service Equipment located thereon.

     RECORD. The grid attached to any Note, or the continuation of such grid, or any other similar record, including computer records, maintained by any Lender with respect to any Loan referred to in such Note.

     REFERENCE LENDER. Fleet.

     REGISTER. See Section 18.3.

     REIT. See the first paragraph of this Agreement.

     REIT PLEDGE AGREEMENT. The Pledge Agreement dated as of September 18, 2000 from the REIT and Acquisition Subsidiary to the Subordinated Note Agent pledging or agreeing to endeavor to pledge partnership interests in Heritage OP and Bradley OP and capital stock of Acquisition Subsidiary, Heritage Realty Special LP Corporation and Heritage Realty Management, Inc. as collateral for the REIT Subordinated Notes, as from time to time amended as permitted by this Agreement.

     REIT STATUS. With respect to the REIT, its status as a real estate investment trust as defined in Section 856(a) of the Code.

     REIT SUBORDINATED NOTES. The subordinated promissory notes issued by the REIT on the Initial Closing Date in an aggregate principal amount not exceeding $100,000,000 pursuant to the REIT Subordinated Term Loan Agreement.

     REIT SUBORDINATED TERM LOAN AGREEMENT. The Subordinated Term Loan Agreement dated as of September 18, 2000 among the REIT, Fleet and New England Teamsters and Trucking Industry Pension Fund, as from time to time amended as permitted by this Agreement.

     RELEASE. See Section 6.18(c)(iii).

     RENT ROLL. A report prepared by the Borrowers showing with respect to Real Estate its type, occupancy status, lease expiration dates, lease rents and other information, substantially in the form presented to the Administrative Agent prior to the date hereof or in such other form as may have been approved by the Administrative Agent, such approval not to be unreasonably withheld.

     REPLACEMENT LENDER. See Section 4.13.

     REVOLVING CREDIT NOTE RECORD. A Record with respect to any Revolving Credit Note.

     REVOLVING CREDIT NOTES. See Section 2.4.

     REVOLVING LOAN COMMITMENT. With respect to each Lender, the amount set forth on Schedule 1 hereto as the amount of such Lender's Commitment to make or maintain Revolving Loans to, and to participate in Letters of Credit for the account of, the Borrowers, as the same may be reduced from time to time; PROVIDED, that the aggregate amount of the Revolving Loan Commitments of all the Lenders shall not exceed $275,000,000.

     REVOLVING LOAN REQUEST. See Section 2.6.

     REVOLVING LOANS. Revolving loans made or to be made by any of the Lenders to the Borrowers pursuant to Section 2.

     S&P. Standard & Poor's, a Division of The McGraw-Hill Companies, Inc., a corporation organized and existing under the laws of the State of New York, its successors and assigns, and, if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "S&P" shall be deemed to refer to any other nationally recognized securities rating agency designated by the Administrative Agent by notice to the REIT, the Borrowers and the Lenders.

     SEC. The federal Securities and Exchange Commission.

     SHORT-TERM INVESTMENTS. Investments described in subsections (a) through
(g), inclusive, of Section 8.3.

     SPECIAL PURPOSE SUBSIDIARY. Any Subsidiary of the REIT and/or any Borrower which was formed and continues to be maintained (a) solely for the purpose of incurring Non-recourse Indebtedness and owning properties financed thereby or
(b) solely for the purpose of acting as general partner or managing member of one or more entities described in clause (a).

     STATE. A state or commonwealth of the United States of America.

     SUBORDINATED NOTE AGENT. Fleet and any successor in such capacity under the REIT Subordinated Term Loan Agreement.

     SUBSIDIARY. Any corporation, association, partnership, limited liability company, trust, or other business entity of which the designated parent shall at any time own directly or indirectly through a Subsidiary or Subsidiaries at least a majority (by number of votes or controlling interests) of the outstanding Voting Interests or, in the case of a partnership, of which the designated parent or a Subsidiary owns a majority (by percentage of ownership) of the limited partnership interests or is a general partner, or, in the case of a limited liability company, of which the designated parent or a Subsidiary owns a majority (by percentage ownership) of the voting and profits interests.

     SYNDICATION AGENT. Bankers Trust Company.

     SYNDICATION LETTER. The letter agreement captioned "Credit Facilities Syndication Letter" dated the Initial Closing Date among the Obligor, the Agent and the Arranger.

     TERM LOAN COMMITMENT. With respect to each Lender, the amount set forth in a Schedule 1 hereto as the amount of such Lender's Commitment to make or maintain Term Loans to the Borrowers, as the same may be reduced from time to time; PROVIDED, that the aggregate amount of the Term Loan Commitments of all the Lenders shall not exceed $150,000,000.

     TERM LOANS. Term loans made or to be made by any of the Lenders to the Borrowers pursuant to Section 2A.

     TERM NOTE RECORD. A Record with respect to any Term Note.

     TERM NOTES. See Section 2A.2.

     TEST PERIOD. Each of July 1, 2000 through September 30, 2000, October 1, 2000 through December 31, 2000, October 1, 2000 through March 31, 2001, October 1, 2000 through June 30, 2001 and each period of four (4) fiscal quarters of the REIT beginning with such period commencing October 1, 2000 and continuing thereafter, each such period treated as a single accounting period.

     TOTAL ASSET VALUE. With respect to a Borrower or any other member of the Combined Group, the sum of (a) the Capitalized Value of each parcel of Real Estate (excluding Development Assets and Land Assets) owned in fee by such Borrower or such member, plus (b) the book value determined in accordance with generally accepted accounting principles of each parcel of Real Estate constituting Development Assets or Land Assets owned in fee by such Borrower or such member (PROVIDED, that no Development Assets which have been in such status for more than 24 months shall be included in the calculation of Total Asset Value), plus (c) any unencumbered cash and Short-term Investments owned by such Borrower or such member.

     TOTAL COMMITMENT. Prior to and on the Initial Closing Date, the sum of the Commitments of the Lenders, as in effect from time to time, and thereafter the sum of the Revolving Loan Commitments (or, if the Revolving Loan Commitments have been terminated, the outstanding principal amount of the Revolving Loans and the Letter of Credit Exposure), plus the Term Loan Commitment (or, if the Term Loans have been advanced, the outstanding principal amount of the Term Loans), each as in effect from time to time.

     TYPE. As to any Revolving Loan or Term Loan, its nature as a Base Rate Loan or a Eurodollar Rate Loan.

     VOTING INTERESTS. Stock or similar ownership interests, of any class or classes (however designated), the holders of which are at the time entitled, as such holders, (a) to vote for the election of a majority of the directors (or persons performing similar functions) of the corporation, association, partnership, trust or other business entity involved, or (b) to control, manage, or conduct the business of the corporation, partnership, association, trust or other business entity involved.

     WHOLLY OWNED SUBSIDIARY. Any Subsidiary of which all of the outstanding capital stock (or other shares of beneficial interest) entitled to vote generally (other than directors' qualifying shares) is owned by the REIT and/or a Borrower directly, or indirectly through one or more Wholly Owned Subsidiaries. Notwithstanding the foregoing sentence, for the purpose of this Agreement, each of Heritage OP and Bradley OP shall be considered a Wholly Owned Subsidiary.

     RULES OF INTERPRETATION.

     (a) A reference to any document or agreement shall include such document or agreement as amended, modified or supplemented from time to time in accordance with its terms and the terms of this Agreement.

     (b)  The singular includes the plural and the plural includes the singular.

     (c) A reference to any law includes any amendment or modification to such law.

     (d) A reference to any Person includes its permitted successors and permitted assigns.

     (e) Accounting terms not otherwise defined herein have the meanings assigned to them by generally accepted accounting principles applied on a consistent basis by the accounting entity to which they refer.

     (f)  The words "include", "includes" and "including" are not limiting.

     (g) All terms not specifically defined herein or by generally accepted accounting principles, which terms are defined in the Uniform Commercial Code as in effect in Massachusetts, have the meanings assigned to them therein.

     (h) Reference to a particular "Section " refers to that section of this Agreement unless otherwise indicated.

     (i) The words "herein", "hereof", "hereunder" and words of like import shall refer to this Agreement as a whole and not to any particular section or subdivision of this Agreement.

     Section 2. THE REVOLVING CREDIT FACILITY AND LETTER OF CREDIT FACILITY.
                -----------------------------------------------------------

     Section 2.1. COMMITMENT TO LEND. Subject to the terms and conditions set forth in this Agreement, each of the Lenders severally agrees to lend to the Borrowers, and the Borrowers may borrow (and repay and reborrow) from time to time on any Business Day from (and including) the Initial Closing Date to (and excluding) the Maturity Date upon notice by the Borrowers to the Administrative Agent given in accordance with Section 2.6, such sums as are requested by the Borrowers for the purposes set forth in Section 7.11 up to a maximum aggregate principal amount outstanding (after giving effect to all amounts requested) at any one time equal to such Lender's Revolving Loan Commitment minus the portion of such Lender's Revolving Loan Commitment allocated to Letter of Credit Exposure; PROVIDED, that, all conditions under Section 10 (if applicable) and under Section 11 shall have been satisfied; and PROVIDED, FURTHER, that the sum of outstanding principal amount of the Revolving Loans (after giving effect to all amounts requested) PLUS the Letter of Credit Exposure plus the outstanding principal amount of the Term Loans shall not at any time exceed either (i) the Total Commitment or (ii) the Borrowing Base Availability. The Revolving Loans shall be made PRO RATA in accordance with each Lender's Commitment Percentage therein. Each request for a Revolving Loan hereunder shall constitute a representation and warranty by the Borrowers that all of the conditions set forth in Section 10 have been satisfied as of the Initial Closing Date and that all of the conditions set forth in Section 11 have been satisfied on the date of such request.

     Section 2.2. UNUSED COMMITMENT FEE. The Borrowers agree to pay to the Administrative Agent for the accounts of the Lenders in accordance with their respective Commitment Percentages in the Revolving Loan Commitments an unused commitment fee calculated at the rate per annum of one-quarter of one percent (0.25%) on the average daily amount by which the Revolving Loan Commitments exceed the sum of (a) the outstanding principal amount of Revolving Loans plus
(b) the Letter of Credit Exposure during each calendar quarter or portion thereof commencing on the Initial Closing Date and ending on the Maturity Date; PROVIDED, HOWEVER, that for any calendar quarter that the average daily sum of
(i) the outstanding principal amount of the Revolving Loans PLUS (ii) the Letter of Credit Exposure during such calendar quarter is greater than or equal to fifty percent (50%) of the Total Commitment, such unused commitment fee shall instead be calculated at the rate per annum of three-twentieths of one percent (0.15%) on the average daily amount by which the Revolving Loan Commitments exceed the average daily sum of (A) the outstanding principal amount of Revolving Loans PLUS (B) the Letter of Credit Exposure during such calendar quarter. The unused commitment fee shall be payable quarterly in arrears on the first day of each calendar quarter for the immediately preceding calendar quarter or portion thereof, with a final payment on the Maturity Date or, as provided in Section 2.3, any earlier date on which the Revolving Loan Commitments shall be reduced or shall terminate.

     Section 2.3. REDUCTION OF REVOLVING LOAN COMMITMENTS. The Borrowers shall have the right at any time and from time to time upon five Business Days' prior written notice to the Administrative Agent to reduce by $5,000,000 or an integral multiple of $1,000,000 in excess thereof or to terminate entirely the unborrowed portion of the Revolving Loan Commitments, whereupon the Revolving Loan Commitments of the Lenders shall be reduced pro rata in accordance with their respective Commitment Percentages with respect to the Revolving Loan Commitments of the amount specified in such notice or, as the case may be, terminated, any such reduction to be without penalty (other than any payments required under Section 4.7 in the event such reduction requires repayment of a Eurodollar Rate Loan), PROVIDED, that no such reduction may reduce the Revolving Loan Commitments to an amount that is less than the sum of the principal amount of Revolving Loans outstanding plus the Letter of Credit Exposure in effect immediately after giving effect to such reduction. Promptly after receiving any notice of the Borrowers delivered pursuant to this Section 2.3, the Administrative Agent will notify the Lenders of the substance thereof. Upon the effective date of any such reduction or termination, the Borrowers shall pay to the Administrative Agent for the respective accounts of the Lenders the full amount of any unused commitment fee under Section 2.2 then accrued on the amount of the reduction. No reduction or termination of the Revolving Loan Commitments may be reinstated.

     Section 2.4. REVOLVING CREDIT NOTES. The Revolving Loans shall be evidenced by separate promissory notes of the Borrowers in substantially the form of Exhibit A hereto (collectively, the "Revolving Credit Notes"), dated as of the Initial Closing Date and completed with appropriate insertions. One Revolving Credit Note shall be payable to the order of each Lender in the principal amount equal to such Lender's Revolving Loan Commitment or, if less, the outstanding amount of all Revolving Loans made by such Lender, plus interest accrued thereon, as set forth below. The Borrowers irrevocably authorize each Lender to make or cause to be made, at or about the time of the Drawdown Date of any Revolving Loan or at the time of receipt of any payment of principal thereof, an appropriate notation on such Lender's Record reflecting the making of such Revolving Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Revolving Loans set forth on such Lender's Record shall be prima facie evidence of the principal amount thereof owing and unpaid to such Lender, but the failure to record, or any error in so recording, any such amount on such Lender's Record shall not limit or otherwise affect the obligations of the Borrowers hereunder or under any Revolving Credit Note to make payments of principal of or interest on any Revolving Credit Note when due.

     Section 2.5. INTEREST ON REVOLVING LOANS.

     (a) Each Revolving Loan which is a not a Eurodollar Rate Loan shall bear interest at the Base Rate plus the Applicable Margin on Base Rate Loans from time to time in effect.

     (b) Each Revolving Loan which is a Eurodollar Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto at the rate per annum equal to the sum of the Eurodollar Rate determined for such Interest Period plus the Applicable Margin on Eurodollar Rate Loans from time to time in effect.

     (c) The Borrowers promise to pay interest on each Revolving Loan in arrears on each Interest Payment Date with respect thereto.

     (d) Revolving Loans which are Base Rate Loans and Eurodollar Rate Loans may be converted to Revolving Loans of the other Type as provided in
          Section 4.1.

     Section 2.6. REQUESTS FOR REVOLVING LOANS. The Borrowers shall give to the Administrative Agent written notice in the form of EXHIBIT B hereto that is fully completed (or telephonic notice confirmed in writing in the form of EXHIBIT B hereto) of each Revolving Loan requested hereunder (a "Loan Request") no later than (x) 10:00 a.m. (Boston time) on the Business Day next preceding the proposed Drawdown Date for each Base Rate Loan and (y) 10:00 a.m. (Boston time) on the third Business Day next preceding the proposed Drawdown Date for each Eurodollar Rate Loan. Each such notice shall specify with respect to the requested Revolving Loan the proposed principal amount, Drawdown Date, Interest Period (if applicable) and Type. Each such notice shall also contain (i) a calculation showing that after giving effect to such advance the sum of the principal amount of Revolving Loans and Term Loans to be outstanding PLUS the Letter of Credit Exposure shall not exceed either the Total Commitment or the Borrowing Base Availability then in effect and (ii) a certification by the chief financial or chief accounting officer of the Borrowers that all conditions under Section 11 shall have been satisfied with respect to the making of such Revolving Loan. Promptly upon receipt of any such notice, the Administrative Agent shall notify each of the Lenders thereof. Each such notice shall be irrevocable and binding on the Borrowers and shall obligate the Borrowers to accept the Revolving Loan requested from the Lenders on the proposed Drawdown Date. Each Loan Request shall be (a) for a Base Rate Loan in a minimum aggregate amount of $1,000,000 or an integral multiple of $100,000 in excess thereof, or (b) for a Eurodollar Rate Loan in a minimum aggregate amount of $1,000,000 or an integral multiple of $100,000 in excess thereof; PROVIDED, HOWEVER, that there shall be no more than eight (8) Eurodollar Rate Loans having different Interest Periods outstanding at any one time.

     Section 2.7. FUNDS FOR REVOLVING LOANS. Not later than 12:00 noon (Boston time) on the proposed Drawdown Date of any Revolving Loans, each of the Lenders will make available to the Administrative Agent, at the Administrative Agent's Head Office, in immediately available funds, the amount of such Lender's Commitment Percentage of the amount of the requested Revolving Loans. Upon receipt from each Lender of such amount, and upon receipt of the documents required by Section 11 and the satisfaction of the other conditions set forth therein, to the extent applicable, the Administrative Agent will make available to the Borrowers the aggregate amount of such Revolving Loans made available to the Administrative Agent by the Lenders by crediting such amount to the account of the Borrowers maintained at the Administrative Agent's Head Office. The failure or refusal of any Lender to make available to the Administrative Agent at the aforesaid time and place on any Drawdown Date the amount of its Commitment Percentage of the requested Revolving Loans shall not relieve any other Lender from its several obligation hereunder to make available to the Administrative Agent the amount of such other Lender's Commitment Percentage of any requested Revolving Loans, including any additional Revolving Loans that may be requested subject to the terms and conditions hereof to provide funds to replace those not advanced by the Lender so failing or refusing. In the event of any such failure or refusal, the Lenders not so failing or refusing shall be entitled to a priority position for such Loans as provided in Section 12.4 and
Section 14.2(e).

     Section 2.8. ISSUANCE OF LETTERS OF CREDIT. Subject to all the terms and conditions of this Agreement and so long as no Default exists, the Letter of Credit Issuer on behalf of the Lenders will issue for the account of the Borrowers irrevocable documentary or standby letters of credit (the "Letters of Credit"); PROVIDED, HOWEVER, that no more than ten (10) Letters of Credit may be outstanding at any one time, that the Letter of Credit Exposure in effect at any time shall never exceed $35,000,000 and that at no time shall the sum of the Letter of Credit Exposure PLUS the aggregate outstanding principal amount of Revolving Loans and Term Loans exceed the lesser of the Total Commitment or the Borrowing Base Availability. From and after the Initial Closing Date, letter of credit no. 50062102 in the stated amount of $1,775,831, expiring December 8, 2000, issued by Fleet for the account of Heritage OP pursuant to the Prior Credit Agreement of Heritage OP shall be considered a Letter of Credit for all purposes of this Agreement.

     Section 2.9. REQUESTS FOR LETTERS OF CREDIT. The Borrowers may from time to time request a Letter of Credit to be issued by providing to the Letter of Credit Issuer and the Administrative Agent a fully-completed notice and certification in the form of EXHIBIT B hereto which is actually received no later than 10:00 a.m. (Boston time) on the third Business Day next preceding the requested Drawdown Date for such Letter of Credit specifying (a) the amount of the requested Letter of Credit, (b) the beneficiary thereof, (c) the requested Drawdown Date and (d) the principal terms of the text for such Letter of Credit. Each such notice shall also contain (i) a calculation showing that after giving effect to the issuance of such Letter of Credit the sum of the principal amount of Revolving Loans and Term Loans to be outstanding plus the Letter of Credit Exposure shall not exceed either the Total Commitment or the Borrowing Base Availability then in effect and (ii) a certification by the chief financial or chief accounting officer of the Borrowers that no Default or Event of Default shall have occurred and be continuing or will exist after giving effect to the issuance of such Letter of Credit. Each Letter of Credit will be issued by forwarding it to the Borrowers or to such other Person as directed in writing by the Borrowers. In connection with the issuance of any Letter of Credit, the Borrowers shall furnish to the Letter of Credit Issuer a certificate in substantially the form of Exhibit B, and any customary application forms required by the Letter of Credit Issuer.

     Section 2.10. FORM AND EXPIRATION OF LETTERS OF CREDIT. Each Letter of Credit to be issued under this Section 2 and each draft accepted or paid under such Letters of Credit shall be issued, accepted or paid, as the case may be, by the Letter of Credit Issuer at its principal office. No Letter of Credit shall provide for the payment of drafts drawn thereunder, and no draft shall be payable, at a date which is later than the earlier of (a) the date twelve months after the date of issuance or (b) the Maturity Date. Each Letter of Credit and each draft accepted under a Letter of Credit shall be in such form and minimum amount, and shall contain such terms, as the Letter of Credit Issuer and the Borrowers may agree upon at the time such Letter of Credit is issued, including a requirement of not less than three Business Days after presentation of a draft before payment must be made thereunder; PROVIDED, that the Letter of Credit Issuer shall use reasonable efforts to make payment in a shorter period.

     Section 2.11. LENDERS' PARTICIPATION IN LETTERS OF CREDIT. Upon the issuance of each Letter of Credit, a participation therein, in an amount equal to each Lender's Commitment Percentage with respect to its Revolving Loan Commitment of the Letter of Credit Exposure thereunder, shall automatically be deemed granted by the Letter of Credit Issuer to each Lender on the date of such issuance and each Lender shall automatically be obligated, to reimburse the Letter of Credit Issuer to the extent of its Commitment Percentage with respect to its Revolving Loan Commitment for all obligations incurred by the Letter of Credit Issuer to third parties in respect of such Letters of Credit not reimbursed by the Borrowers. The Administrative Agent will send to each Lender on a monthly basis a confirmation regarding the participation in Letters of Credit outstanding during such month.

     Section 2.12. PRESENTATION. The Letter of Credit Issuer may accept or pay any draft presented to it, regardless of when drawn and whether or not negotiated, if such draft, the other required documents and any transmittal advice are presented to the Letter of Credit Issuer and dated on or before the expiration date of the Letter of Credit under which such draft is drawn. Except insofar as instructions actually received may be given by the Borrowers in writing expressly to the contrary with regard to, and prior to, the Letter of Credit Issuer's issuance of any Letter of Credit for the account of the Borrowers and such contrary instructions are reflected in such Letter of Credit, the Letter of Credit Issuer may honor as complying with the terms of the Letter of Credit and with this Agreement any drafts or other documents otherwise in order signed or issued by an administrator, executor, conservator, trustee in bankruptcy, debtor in possession, assignee for benefit of creditors, liquidator, receiver or other legal representative of the party authorized under such Letter of Credit to draw or issue such drafts or other documents.

     Section 2.13. PAYMENT OF DRAFTS. At such time as the Letter of Credit Issuer makes any payment on a draft presented or accepted under a Letter of Credit, the amount of such payment shall be considered a Revolving Loan under
Section 2.1 (regardless of whether the conditions set forth in Section 11 are satisfied) as if the Borrowers had paid in full the amount required with respect to the Letter of Credit by borrowing such amount under Section 2.1, except as provided below. In the event such amount would cause the sum of the aggregate outstanding principal amount of the Revolving Loans and the Term Loans plus the Letter of Credit Exposure to exceed the lesser of the Total Commitment or the Borrowing Base Availability or in the event that any Default has occurred and is continuing, Letter of Credit payments will no longer be considered loans under
Section 2.1 and the Borrowers will on demand pay to the Letter of Credit Issuer for the benefit of the Lenders in immediately available funds the amount of such payment.

     Section 2.14. UNIFORM CUSTOMS AND PRACTICE. As to any Letter of Credit which is a documentary letter of credit, the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, and any subsequent revisions thereof approved by a Congress of the International Chamber of Commerce and adhered to by the Letter of Credit Issuer (the "Uniform Customs and Practice"), shall be binding on the Borrowers and the Letter of Credit Issuer except to the extent otherwise provided herein, in any Letter of Credit or in any other Loan Document. As to any Letter of Credit which is a standby letter of credit, the International Standby Practices -- ISP 98 adopted by a Congress of the International Chamber of Commerce, and any subsequent revisions thereof approved by a Congress of the International Chamber of Commerce and adhered to by the Letter of Credit Issuer (the "ISP 98"), will be binding on the Borrowers and the Letter of Credit Issuer except that Rule 3.14(a) thereof is modified to substitute for the period of "thirty calendar days" referred to therein the period of two Business Days and except to the extent otherwise provided herein, in any Letter of Credit or in any other Loan Document. Anything in the Uniform Customs and Practice or the ISP 98 to the contrary notwithstanding:

     (a) Neither any Borrower nor any beneficiary of any Letter of Credit shall be deemed an agent of the Letter of Credit Issuer.

     (b) With respect to any Letter of Credit, neither the Letter of Credit Issuer nor its correspondents shall be responsible for or shall have any duty to ascertain:

          (i) the genuineness of any signature;

          (ii) the validity, form, sufficiency, accuracy, genuineness or legal effect of any endorsements;

          (iii) delay in giving, or failure to give, notice of arrival, notice of refusal of documents or of discrepancies in respect of which the Letter of Credit Issuer refuses the documents or any other notice, demand or protest;

          (iv) the performance by any beneficiary under any Letter of Credit of such beneficiary's obligations to any Borrower;

          (v) inaccuracy in any notice received by the Letter of Credit Issuer;

          (vi) the validity, form, sufficiency, accuracy, genuineness or legal effect of any instrument, draft, certificate or other document required by such Letter of Credit to be presented before payment of a draft, or the office held by or the authority of any Person signing any of the same; or

          (vii) failure of any instrument to bear any reference or adequate reference to such Letter of Credit, or failure of any Person to note the amount of any instrument on the reverse of such Letters of Credit or to surrender such Letter of Credit or forward documents in the particular manner, if any, required by such Letter of Credit.

     (c) The occurrence of any of the events referred to in the Uniform Customs and Practice or in the preceding clauses of this Section 2.14 shall not affect or prevent the vesting of any of the Letter of Credit Issuer's rights or powers hereunder or the Borrowers' obligation to make reimbursement of amounts paid under any Letter of Credit or any draft accepted thereunder so long as the Letter of Credit Issuer has acted without negligence or willful misconduct.

     (d) The Borrowers will promptly examine each Letter of Credit (and any amendments thereof) sent to it by the Letter of Credit Issuer on or within a reasonable period following the time of issuance (or amendment). The Borrowers will notify the Letter of Credit Issuer of any discrepancy or noncompliance within three Business Days after receipt of any of the foregoing documents, the Borrowers being conclusively deemed to have waived any claim against the Letter of Credit Issuer and its correspondents based on such discrepancy or noncompliance unless such notice is given. The Letter of Credit Issuer shall have no obligation or responsibility to send any such Letter of Credit or any such instrument or document to the Borrowers.

     (e) In the event of any conflict between the provisions of this Agreement and the Uniform Customs and Practice or the ISP 98, as applicable, the provisions of this Agreement shall govern.

     Section 2.15. SUBROGATION. Upon any payment by the Letter of Credit Issuer under any Letter of Credit and until the reimbursement of the Letter of Credit Issuer by the Borrowers with respect to such payment, the Letter of Credit Issuer shall be entitled to be subrogated to, and to acquire and retain, the rights which the Person to whom such payment is made may have against the Borrowers, all for the benefit of the Lenders. The Borrowers will take such action as the Letter of Credit Issuer may reasonably request, including using reasonable efforts to require the beneficiary of any Letter of Credit to execute such documents as the Letter of Credit Issuer may reasonably request, to assure and confirm to the Letter of Credit Issuer such subrogation and such rights, including the rights, if any, of the beneficiary to whom such payment is made in accounts receivable, inventory and other properties and assets of any Obligor.

     Section 2.16. MODIFICATION, CONSENT, ETC. If the Borrowers request or consent in writing to any modification or extension of any Letter of Credit, or waive any failure of any draft, certificate or other document to comply with the terms of such Letter of Credit, and if the Letter of Credit Issuer consents thereto in writing, the Letter of Credit Issuer shall be entitled to rely on such request, consent or waiver. This Agreement shall be binding upon the Borrowers with respect to such Letter of Credit as so modified or extended, and with respect to any action taken or omitted by the Letter of Credit Issuer pursuant to any such request, consent or waiver.

     Section 2.17. LETTER OF CREDIT FEES. The Borrowers will pay to the Administrative Agent for the benefit of the Letter of Credit Issuer (i) a fronting fee of one-eighth of one percent (0.125%) of the initial stated amount of each Letter of Credit, payable upon the issuance of each Letter of Credit by the Letter of Credit Issuer and (ii) customary service charges and reasonable expenses for its services in connection with the Letters of Credit at the times and in the amounts from time to time in effect in accordance with its general rate structure, including fees and expenses relating to issuance, amendment, negotiation, cancellation and similar operations. The Borrowers also will pay to the Administrative Agent for the benefit of the Lenders a fee equal to the Applicable Margin from time to time in effect for Eurodollar Rate Loans, payable quarterly in arrears, on the Letter of Credit Exposure, which fee shall be allocated among the Lenders in accordance with their respective Commitment Percentages therein.

     Section 2A. THE TERM LOAN FACILITY.

     2A.1. COMMITMENT TO LEND. Subject to the terms and conditions set forth in this Agreement, each of the Lenders severally agrees to lend to the Borrowers on the Initial Closing Date such sums as are requested by the Borrowers for the purposes set forth in Section 7.11 up to a maximum aggregate principal amount equal to such Lender's Term Loan Commitment; PROVIDED, that, all conditions under Sections 10 and 11 shall have been satisfied; and PROVIDED, FURTHER, that after giving effect to all advances of credit to be made under this Agreement on the Initial Closing Date the sum of the outstanding principal amount of the Revolving Loans plus the Letter of Credit Exposure plus the outstanding principal amount of the Term Loans shall not exceed either (i) the Total Commitment or (ii) the Borrowing Base Availability. The Term Loans shall be made pro rata in accordance with each Lender's Commitment Percentage in the Term Loan Commitments. The request for a Term Loan hereunder shall constitute a representation and warranty by the Borrowers that all of the conditions set forth in Section 10 and Section 11 have been satisfied as of the Initial Closing Date.

     2A.2. TERM NOTES. The Term Loans shall be evidenced by separate promissory notes of the Borrowers in substantially the form of Exhibit C hereto (collectively, the "Term Notes"), dated as of the Initial Closing Date and completed with appropriate insertions. One Term Note shall be payable to the order of each Lender in the principal amount equal to such Lender's Term Loan Commitment plus interest accrued thereon, as set forth below.

     2A.3. INTEREST ON TERM LOANS.

     (a) Each Term Loan which is not a Eurodollar Rate Loan shall bear interest at the Base Rate plus the Applicable Margin on Base Rate Loans from time to time in effect.

     (b) Each Term Loan which is a Eurodollar Rate Loan shall bear interest for the period commencing with the Initial Closing Date and ending on the last day of the Interest Period with respect thereto at the rate per annum equal to the sum of the Eurodollar Rate determined for such Interest Period plus the Applicable Margin on Eurodollar Rate Loans from time to time in effect.

     (c) The Borrowers promise to pay interest on each Term Loan in arrears on each Interest Payment Date with respect thereto.

     (d) Term Loans which are Base Rate Loans and Eurodollar Rate Loans may be converted to Term Loans of the other Type as provided in Section 4.1.

     2A.4. FUNDS FOR TERM LOANS. Not later than 12:00 noon (Boston time) on the Initial Closing Date, each of the Lenders will make available to the Administrative Agent, at the Administrative Agent's Head Office, in immediately available funds, the amount of such Lender's Commitment Percentage of the amount of the Term Loans. Upon receipt from each Lender of such amount, and upon receipt of the documents required by Section 10 and the satisfaction of the other conditions set forth therein, to the extent applicable, the Administrative Agent will make available to the Borrowers the aggregate amount of such Term Loans made available to the Administrative Agent by the Lenders by crediting such amount to the account of the Borrowers at the Administrative Agent's Head Office. The failure or refusal of any Lender to make available to the Administrative Agent at the aforesaid time and place on the Initial Closing Date the amount of its Commitment Percentage of the Term Loans shall not relieve any other Lender from its several obligation hereunder to make available to the Administrative Agent the amount of such other Lender's Commitment Percentage of the Term Loans. In the event of any such failure or refusal, the Lenders not so failing or refusing shall be entitled to a priority position for such Loans as provided in Section 12.4 and Section 14.2(e).

     Section 3. REPAYMENT OF THE LOANS.
                ----------------------

     Section 3.1. STATED MATURITY. The Borrowers promise to pay on the Maturity Date, and there shall become absolutely due and payable on the Maturity Date, all of the Loans outstanding on such date, together with any and all accrued and unpaid interest thereon.

     Section 3.2. MANDATORY PREPAYMENTS. If at any time the sum of the aggregate outstanding principal amount of the Revolving Loans and the Term Loans PLUS the Letter of Credit Exposure exceeds either the Total Commitment or the Borrowing Base Availability then in effect, then the Borrowers shall immediately pay the amount of such excess to the Administrative Agent for the respective accounts of the Lenders for application (i) first, to the Revolving Loans until such amount has been applied in full or the Revolving Loans have been paid in full, (ii) second, to the Term Loans until such amount has been applied in full or the Term Loans have been paid in full, and (iii) third, in the event that such excess is greater than the sum of the Revolving Loans and the Term Loans prior to the allocations under (i) and (ii) above, to cash collateralize with the Administrative Agent that portion of the Letter of Credit Exposure equal to the amount of the remainder of such excess. In addition, if at any time a Lender for which the Administrative Agent shall have advanced a portion of a Revolving Loan under Section 14.2(f) shall fail to reimburse the Administrative Agent for such advance by the time required under Section 14.2(f), then immediately upon their receipt of written notice thereof from the Administrative Agent, the Borrowers shall pay to the Administrative Agent the amount of such advance plus interest thereon, if any, at the rate provided in Section 2.5.

     Section 3.3. OPTIONAL PREPAYMENTS. The Borrowers shall have the right, at their election, to prepay the outstanding amount of the Loans, as a whole or in part, at any time without penalty or premium at a price equal to the principal amount prepaid plus accrued interest thereon to the date of payment; PROVIDED, that the full or partial prepayment of the outstanding amount of any Eurodollar Rate Loans pursuant to this Section 3.3 may be made only on the last day of the Interest Period relating thereto unless the Borrowers shall simultaneously pay any amounts due on account of such prepayment pursuant to Section 4.7. The Borrowers shall give the Administrative Agent, no later than 10:00 a.m., Boston time, at least one Business Day's prior written notice of any prepayment pursuant to this Section 3.3 of any Base Rate Loans and at least three Eurodollar Business Days' notice of any proposed repayment pursuant to this
Section 3.3 of Eurodollar Rate Loans, in each case specifying the proposed date of payment of Loans, the principal amount to be paid and the application of such payment between Revolving Loans and Term Loans.

     Section 3.4. PARTIAL PREPAYMENTS. Each partial prepayment of the Loans under Section 3.2 and Section 3.3 shall be the amount of not less than $1,000,000 and in an integral multiple of $100,000, shall be accompanied by the payment of accrued interest on the principal prepaid to the date of payment and, after payment of such interest, shall be applied, in the absence of instruction by the Borrowers, first to the principal of Base Rate Loans and then to the principal of Eurodollar Rate Loans.

     Section 3.5. EFFECT OF PREPAYMENTS. Amounts of the Revolving Loans prepaid under Section 3.2 or Section 3.3 may be reborrowed as provided in Section 2. Amounts of the Term Loans prepaid under Section 3.2 or Section 3.3 may not be reborrowed.

     Section 4. CERTAIN GENERAL PROVISIONS.
                --------------------------

     Section 4.1. CONVERSION OPTIONS.

     (a) The Borrowers may elect from time to time to convert all or a portion of any outstanding Loan to a Loan of another Type; PROVIDED that (i) with respect to any such conversion of a Eurodollar Rate Loan to a Base Rate Loan, the Borrowers shall give the Administrative Agent written notice of such election on or prior to 10:00 a.m. (Boston time) on the Business Day next preceding the date of the conversion, and such conversion shall only be made on the last day of the Interest Period with respect to such Eurodollar Rate Loan unless the Borrowers pay the Administrative Agent for the account of the Lenders the amounts required under Section 4.7; (ii) with respect to any such conversion of a Base Rate Loan to a Eurodollar Rate Loan, the Borrowers shall give the Administrative Agent written notice of such election, on or before 10:00 a.m. (Boston time) on the third Business Day next preceding the date of the conversion, the principal amount of the Loan so converted shall be in a minimum aggregate amount of $1,000,000 and in an integral multiple of $100,000 and, after giving effect to the conversion of such Loan, there shall be no more than eight (8) Eurodollar Rate Loans having different Interest Periods outstanding at any one time; and (iii) no Loan may be converted into a Eurodollar Rate Loan when any Default or Event of Default has occurred and is continuing. All or any part of outstanding Loans of any Type may be converted as provided herein, provided that no partial conversion shall result in a Base Rate Loan or a Eurodollar Rate Loan in an aggregate principal amount of less than $1,000,000 and that the aggregate principal amount of each Loan shall be in an integral multiple of $100,000. On the date on which such conversion is being made, each Lender shall take such action as is necessary to transfer its Commitment Percentage of such Loans to its Domestic Lending Office or its Eurodollar Lending office, as the case may be. Each Conversion Request relating to the conversion of a Base Rate Loan to a Eurodollar Rate Loan shall be irrevocable by the Borrowers. The Administrative Agent shall notify the Lenders promptly following its receipt of each Conversion Request.

     (b) All or a portion of any Loans of any Type may be continued as such Type upon the expiration of an Interest Period with respect thereto by compliance by the Borrowers with the notice and other provisions contained in Section 4.1; PROVIDED that no Eurodollar Rate Loan may be continued as such when any Default or Event of Default has occurred and is continuing, but shall be automatically converted to a Base Rate Loan on the last day of the first Interest Period relating thereto ending during the continuance of any Default or Event of Default of which the officers of the Administrative Agent active upon the Borrowers' account have actual knowledge. The Administrative Agent shall notify the Lenders promptly when any such automatic conversion contemplated by this
Section 4.1 is scheduled to occur.

     (c) In the event that the Borrowers do not notify the Administrative Agent of their election hereunder with respect to any Loan, such Loan shall be automatically converted to a Base Rate Loan at the end of the applicable Interest Period.

     Section 4.2. [INTENTIONALLY OMITTED].

     Section 4.3. FUNDS FOR PAYMENTS.

     (a) All payments of principal, interest, Letter of Credit reimbursement payments, Letter of Credit fees, unused commitment fees, Administrative Agent's fees, closing fees and any other amounts due hereunder or under any of the other Loan Documents shall be made to the Administrative Agent, for the respective accounts of the Lenders, the Letter of Credit Issuer and the Administrative Agent, as the case may be, at the Administrative Agent's Head Office, in each case in immediately available funds. The Administrative Agent is hereby authorized to charge the account of the Borrowers with Fleet, on the dates when the amount thereof shall become due and payable, with the amounts of the principal of and interest on the Loans, Letter of Credit reimbursement payments, Letter of Credit fees, commitment fees and unused commitment fees owing to the Administrative Agent and/or the Lenders under the Loan Documents. With the written consent of the Borrowers, the Administrative Agent may charge the account of the

Borrowers with Fleet, with all other fees, charges, expenses and other amounts owing to the Administrative Agent and/or the Lenders under the Loan Documents.

     (b) All payments by each Obligor hereunder and under any of the other Loan Documents shall be made without setoff or counterclaim and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein unless such Obligor is compelled by law to make such deduction or withholding. If any such obligation is imposed upon any Obligor with respect to any amount payable by it hereunder or under any of the other Loan Documents, the Obligor will pay to the Administrative Agent, for the account of the Lenders or (as the case may be) the Administrative Agent, on the date on which such amount is due and payable hereunder or under such other Loan Document, such additional amount in Dollars as shall be necessary to enable the Lenders or the Administrative Agent to receive the same net amount which the Lenders or the Administrative Agent would have received on such due date had no such obligation been imposed upon the Obligor. The Obligor will deliver promptly to the Administrative Agent certificates or other valid vouchers for all taxes or other charges deducted from or paid with respect to payments made by the Obligor hereunder or under such other Loan Document.

     (c) If any Lender is not created or organized in, or under the laws of, the United States of America or any state thereof, such Lender represents and warrants to the Administrative Agent and the Obligors that under applicable laws and treaties no taxes will be required to be withheld by the Administrative Agent or the Obligors with respect to any payments to be made to such Lender in respect of the Obligations and agrees that it shall deliver to the Borrowers and the Administrative Agent the forms described in one of the following two clauses:

          (i) Two fully completed and duly executed United States Internal Revenue Service Forms 1001 or 4224 or any successor form, as the case may be, certifying that such Lender is entitled to receive payments of the Obligations payable to it without deduction of any federal withholding taxes; or

          (ii) A statement, executed by such Lender under penalty of perjury, certifying that such Lender is not a "bank" within the meaning of section 881(c)(3)(A) of the Code and two fully completed and duly executed United States Internal Revenue Service Forms W-8 or any successor form, certifying that such Lender is not a "United States person" within the meaning of section 7701(a)(30) of the Code.

Each Lender that delivers any form or statement pursuant to this Section 4.3(c) further undertakes to renew such forms and statements by delivering to the Borrowers and the Administrative Agent any updated form, successor form or other certification, as the case may be, on or before the date that any form or statement previously delivered pursuant to this Section 4.3(c) expires or becomes obsolete or after the occurrence of any event requiring a change in such most recent form or statement. If at any time the Borrowers and the Administrative Agent have not received all forms and statements (including any renewals thereof) required to be provided by any Lender pursuant to this Section 4.3(c), or if any Lender shall have failed to comply with applicable certification, information, documentation or reporting requirements, if such compliance is required by statute or regulation as a precondition to relief or exemption from such tax, then the obligation of the applicable Obligors to pay the amounts described in the second sentence of Section 4.3(b) shall not apply with respect to any amount of federal withholding taxes required to be withheld from payments of the Obligations to such Lender PROVIDED that such withholding is solely the result of the non-delivery of such forms or such failure to comply with such applicable requirements.

     Section 4.4. COMPUTATIONS. All computations of interest on the Eurodollar Rate Loans and fees shall be based on a 360-day year and paid for the actual number of days elapsed. All computations of interest on the Base Rate Loans shall be based on a 365-day year (or, if applicable, a 366-day year) and paid for the actual number of days elapsed. Except as otherwise provided in the definition of the term "Interest Period" with respect to Eurodollar Rate Loans, whenever a payment hereunder or under any of the other Loan Documents becomes due on a day that is not a Business Day, the due date for such payment shall be extended to the next succeeding Business Day, and interest shall accrue during such extension. The outstanding amount of the Loans as reflected on the records of the Administrative Agent from time to time shall be considered PRIMA FACIE evidence of such amount.

     Section 4.5. INABILITY TO DETERMINE EURODOLLAR RATE. In the event that, prior to the commencement of any Interest Period relating to any Eurodollar Rate Loan, the Administrative Agent shall determine that adequate and reasonable methods do not exist for ascertaining the Eurodollar Rate for such Interest Period, the Administrative Agent shall forthwith give notice of such determination (which shall be conclusive and binding on the Borrowers, each Guarantor through its guarantee hereunder, and the Lenders) to the Borrowers and the Lenders. In such event (a) any Loan Request with respect to Eurodollar Rate Loans shall be automatically withdrawn and shall be deemed a request for Base Rate Loans and (b) each Eurodollar Rate Loan will automatically, on the last day of the then current Interest Period thereof, become a Base Rate Loan, and the obligations of the Lenders to make Eurodollar Rate Loans shall be suspended until the Administrative Agent determines that the circumstances giving rise to such suspension no longer exist, whereupon the Administrative Agent shall so notify the Borrowers and the Lenders.

     Section 4.6. ILLEGALITY. Notwithstanding any other provisions herein, if any present or future law, regulation, treaty or directive or in the interpretation or application thereof shall make it unlawful for any Lender to make or maintain Eurodollar Rate Loans, such Lender shall forthwith give notice of such circumstances to the Borrowers and thereupon (a) the commitment of such Lender to make Eurodollar Rate Loans or convert Loans of another type to Eurodollar Rate Loans shall forthwith be suspended and (b) the portion of the Eurodollar Rate Loans then outstanding which are made by such Lender shall be converted automatically to Base Rate Loans on the last day of each Interest Period applicable to such Eurodollar Rate Loans or within such earlier period as may be required by law.

     Section 4.7. ADDITIONAL INTEREST. If any Eurodollar Rate Loan or any portion thereof is repaid or terminated (including without limitation by conversion to a Base Rate Loan) for any reason on a date which is prior to the last Eurodollar Business Day of the Interest Period applicable to such Eurodollar Rate Loan, the Borrowers will pay to the Administrative Agent for the account of the

Lenders in accordance with their respective Commitment Percentages therein, in addition to any amounts of interest otherwise payable hereunder, an amount equal to the losses (including lost profits) incurred by such Lender as a result of such early repayment or other termination of a Eurodollar Rate Loan. The determination by each Lender of the amount of such losses shall, be PRIMA FACIE evidence thereof. For purposes of this Section 4.7, if any Eurodollar Rate Loan or portion thereof requested or deemed to have been requested by the Borrowers is not outstanding on the first day of the Interest Period applicable thereto other than for reasons described in Section 4.5, the Borrowers shall be deemed to have terminated such Eurodollar Rate Loan or portion thereof.

     Section 4.8. ADDITIONAL COSTS, ETC. If any introduction, adoption or change after the Initial Closing Date in any applicable law which expression, as used herein, includes statutes, rules and regulations thereunder and legally binding interpretations thereof by any competent court or by any governmental or other regulatory body or official with appropriate jurisdiction charged with the administration or the interpretation thereof and requests, directives, instructions and notices at any time or from time to time hereafter made upon or otherwise issued to any Lender or the Administrative Agent by any central bank or other fiscal, monetary or other authority (whether or not having the force of law), shall:

     (a) subject any Lender or the Administrative Agent to any tax, levy, impost, duty, charge, fee, deduction or withholding of any nature with respect to this Agreement, the other Loan Documents, such Lender's Commitment or the Loans (other than taxes based upon or measured by the income or profits of such Lender or the Administrative Agent), or

     (b) materially change the basis of taxation (except for changes in taxes on income or profits) of payments to any Lender of the principal of or the interest on any Loans or any other amounts payable to any Lender under this Agreement or the other Loan Documents, or

     (c) impose or increase or render applicable (other than to the extent specifically provided for elsewhere in this Agreement) any special deposit, reserve, assessment, liquidity, capital adequacy or other similar requirements (whether or not having the force of law) against assets held by, or deposits in or for the account of, or loans by, or commitments of an office of any Lender, or

     (d) impose on any Lender or the Administrative Agent any other conditions or requirements with respect to this Agreement, the other Loan Documents, the Loans, such Lender's Commitment, or any class of loans or commitments of which any of the Loans or such Lender's Commitment forms a part; and the result of any of the foregoing is

          (i) to increase the cost to any Lender of making, funding, issuing, renewing, extending or maintaining any of the Loans or such Lender's Commitment, or

          (ii) to reduce the amount of principal, interest or other amount payable to such Lender or the Administrative Agent hereunder on account of such Lender's Commitment or any of the Loans, or

          (iii) to require such Lender or the Administrative Agent to make any payment or to forego any interest or other sum payable hereunder, the amount of which payment or foregone interest or other sum is calculated by reference to the gross amount of any sum receivable or deemed received by such Lender or the Administrative Agent from the Borrowers hereunder, then, and in each such case, the Borrowers will, upon demand made by such Lender or (as the case may be) the Administrative Agent at any time and from time to time and as often as the occasion therefor may arise, pay to such Lender or the Administrative Agent such additional reasonable amounts as such Lender or the Administrative Agent shall determine in good faith and certify in a notice to the Borrowers in reasonable detail to be sufficient to compensate such Lender or the Administrative Agent for such additional cost, reduction, payment or foregone interest or other sum; PROVIDED, HOWEVER, that the Borrowers shall not be required under this Section 4.8 to reimburse any Lender or the Administrative Agent for incremental additions to administrative overhead and other similar internal costs of regulatory compliance. Each Lender and the Administrative Agent shall allocate the additional costs, reductions, payments or foregone interest or other sums for which it is entitled to compensation under this
Section 4.8 among its customers in good faith and on an equitable basis.

     Section 4.9. CAPITAL ADEQUACY. If after the Initial Closing Date any Lender determines that the adoption of or change in any law, governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) or change in the interpretation thereof by a court or governmental authority with appropriate jurisdiction affects the amount of capital required or expected to be maintained by any Lender or any corporation controlling such Lender and such Lender reasonably determines that the amount of capital so required or expected to be maintained is increased by or based upon the existence of Loans or Letters of Credit made or deemed to be made or committed to be made under this Agreement, then such Lender may notify the Borrowers of such fact, and the Borrowers shall pay to such Lender or the Administrative Agent from time to time on demand, as an additional fee payable hereunder, such reasonable amount as such Lender shall determine in good faith and certify in a notice to the Borrowers in reasonable detail to be an amount that will adequately compensate such Lender in light of these circumstances for its increased costs of maintaining such capital. Each Lender shall allocate such cost increases among its customers in good faith and on an equitable basis.

     Section 4.10. [INTENTIONALLY OMITTED].

     Section 4.11. INTEREST ON OVERDUE AMOUNTS. Overdue principal, Letter of Credit reimbursement payments and (to the extent permitted by applicable law) interest on the Loans and all other overdue amounts payable hereunder or under any of the other Loan Documents shall bear interest payable on demand at a rate per annum equal to three percent (3%) above the rate otherwise in effect on the applicable Loans until such amount shall be paid in full (after as well as before judgment).

     Section 4.12. CERTIFICATE. A certificate setting forth any amounts payable pursuant to Section 4.7, Section 4.8, Section 4.9 or Section 4.11 and a brief explanation of such amounts which are due, submitted by any Lender or the Administrative Agent to the Borrowers, shall be PRIMA FACIE evidence that such amounts are due and owing.

     Section 4.13. REPLACEMENT OF A LENDER. In the event that any Lender (the "Affected Lender"):

     (a) fails to make or maintain any Eurodollar Rate Loans because any present or future law, regulation, treaty or directive or in the interpretation or application thereof shall make it unlawful for such Lender to make or maintain any such Eurodollar Rate Loans;

     (b) is not entitled to receive payments of the Obligations payable to it without deduction of any federal withholding taxes; or

     (c) demands payment of any material amounts under the provisions of Section
4.8 or Section 4.9;

then, so long as no Event of Default exists, the Borrowers shall have the right to direct that the Affected Lender be removed from the lending group, in which event, (a) such Affected Lender's Commitment may be assigned and transferred to a replacement Eligible Assignee (which may be an existing Lender) that is reasonably satisfactory to the Administrative Agent and the Borrower (the "Replacement Lender") or (b) if a Replacement Lender is not engaged and the sum of the aggregate outstanding principal amount of the Revolving Loans and the Term Loans PLUS the Letter of Credit Exposure exceeds the Total Commitment (as reduced by such removal), then the Borrowers shall immediately pay the amount of such excess (the "Excess Amount") to the Administrative Agent for application
(i) to the Revolving Loans pursuant to Section 3.2 and (ii) in the event that the Excess Amount is greater than the amount of the Revolving Loans prior to the allocation under (i) above, to the Term Loans pursuant to Section 3.2 and (iii) in the event that the Excess Amount is greater than the sum of the Revolving Loans and the Term Loans prior to the allocation under (i) and (ii) above, to cash collateralize with the Administrative Agent the portion of the Letter of Credit Exposure equal to the amount of the remainder of the Excess Amount. The removal of any Affected Lender that has performed its obligations hereunder shall be deemed an early termination of any Eurodollar Rate Loan to the extent of such Affected Lender's portion thereof, and the Borrowers will pay to such Affected Lender any resulting amounts due under Section 4.7. Until the removal of an Affected Lender in accordance with the foregoing provisions of this
Section 4.13 is complete, the Borrowers shall continue to pay to such Affected Lender any Obligations as they become due and payable.

     In the event a Replacement Lender is identified that is reasonably satisfactory to the Administrative Agent and the Borrowers prior to the removal of the Affected Lender, the Replacement Lender shall purchase the interests of the Affected Lender in the Loans and the Letters of Credit Exposure and shall assume the obligations of the Affected Lender hereunder and under the other Loan Documents upon execution by the Replacement Lender of an Assignment and Acceptance in compliance with the requirements of Section 18 and execution of such other documents as may be reasonably requested by the Administrative Agent to enable the Replacement Lender to share in the benefits of the rights created by the Loan Documents. Such assignment by any Affected Lender who has performed its obligations hereunder shall be deemed an early termination of any Eurodollar Rate Loan to the extent of such Affected Lender's portion thereof, and the Borrowers will pay to such Affected Lender any resulting amounts due under Section 4.7. Until the consummation of an assignment in accordance with the foregoing provisions of this Section 4.13, the Borrowers shall continue to pay to the Affected Lender any Obligations as they become due and payable.

     Section 4.14. MAXIMUM LAWFUL INTEREST RATE. All Loan Documents are expressly limited so that in no event, including the acceleration of the maturity of the Obligations, shall the amount paid or agreed to be paid in respect of interest on the Obligations exceed the maximum permissible amount under applicable law, as in effect on the date hereof and as subsequently amended or modified to allow a greater amount of interest to be paid under the Loan Documents. If for any reason the amount in respect of interest required by the Loan Documents exceeds such maximum permissible amount, the obligation to pay interest under the Loan Documents shall be automatically reduced to such maximum permissible amount and any amounts in respect of interest previously paid to the Lenders in excess of such maximum permissible amount shall be automatically applied to reduce the amount of the Loans and Letter of Credit Exposure.

     Section 4.15. INITIAL ADVANCE. The proceeds of the initial advance of the Revolving Loans and the Term Loans on the Initial Closing Date shall be paid for the account of Heritage OP and applied, first, to pay in full the Indebtedness under the Prior Credit Agreements and, second, to fund the purchase price of limited partnership units of Bradley OP being purchased in connection with the Acquisition and, third, to pay a portion of the purchase price of common stock of Bradley, Inc. being purchased pursuant to the Acquisition and expenses and charges payable under the Fee Letter.

     Section 5. GUARANTEES.
                -----------

     Section 5.1. GUARANTEES OF OBLIGATIONS. Each Guarantor unconditionally jointly and severally guarantees that the Obligations will be performed and will be paid in full in cash when due and payable, whether at the stated or accelerated maturity thereof or otherwise, this guarantee being a guarantee of payment and not of collectability and being absolute and in no way conditional or contingent. In the event that any part of the Obligations shall not have been so paid in full when due and payable, each Guarantor will, immediately upon written notice by the Administrative Agent or, without notice, immediately upon the occurrence of an Event of Default under Section 12.1(g), 12.1(h) or 12.1(i), pay or cause to be paid to the Administrative Agent for the account of each Lender in accordance with the Lenders' respective Commitment Percentages the amount of such Obligations which are then due and payable and unpaid. The obligations of each Guarantor hereunder shall not be affected by the invalidity, unenforceability or irrecoverability of any of the Obligations as against any Obligor, any other guarantor thereof or any other Person. For purposes hereof, the Obligations shall be due and payable when and as the same shall be due and payable under the terms of this Agreement or any other Loan Document notwithstanding the fact that the collection or enforcement thereof may be stayed or enjoined under the federal Bankruptcy Code or other applicable law.

     Section 5.2. CONTINUING OBLIGATION. Each Guarantor acknowledges that the Lenders have entered into this Agreement (and, to the extent that the Lenders may enter into any future Loan Document, will have entered into such agreement) in reliance on this Section 5 being a continuing irrevocable agreement, and such Guarantor agrees that its guarantee may not be revoked in whole or in part. The obligations of the Guarantors hereunder shall terminate when the commitment of the Lenders to extend credit under this Agreement shall have terminated and all of the Obligations have been indefeasibly paid in full in cash and discharged; PROVIDED, HOWEVER, that:

     (a) if a claim is made upon the Lenders at any time for repayment or recovery of any amounts or any property received by the Lenders from any source on account of any of the Obligations and the Lenders repay or return any amounts or property so received (including interest thereon to the extent required to be paid by the Lenders) or

     (b) if the Lenders become liable for any part of such claim by reason of
(i) any judgment or order of any court or administrative authority having competent jurisdiction, or (ii) any settlement or compromise of any such claim, then the Guarantors shall remain liable under this Agreement for the amounts so repaid or property so returned or the amounts for which the Lenders become liable (such amounts being deemed part of the Obligations) to the same extent as if such amounts or property had never been received by the Lenders, notwithstanding any termination hereof or the cancellation of any instrument or agreement evidencing any of the Obligations. Not later than five days after receipt of notice from the Administrative Agent, the Guarantors shall jointly and severally pay to the Administrative Agent an amount equal to the amount of such repayment or return for which the Lenders have so become liable. Payments hereunder by a Guarantor may be required by the Administrative Agent on any number of occasions.

     Section 5.3. WAIVERS WITH RESPECT TO OBLIGATIONS. Except to the extent expressly required by this Agreement or any other Loan Document, each Guarantor waives, to the fullest extent permitted by the provisions of applicable law, all of the following (including all defenses, counterclaims and other rights of any nature based upon any of the following):

     (a) presentment, demand for payment and protest of nonpayment of any of the Obligations, and notice of protest, dishonor or nonperformance;

     (b) notice of acceptance of this guarantee and notice that credit has been extended in reliance on the Guarantor's guarantee of the Obligations;

     (c) notice of any Default or of any inability to enforce performance of the obligations of any Borrower or any other Person with respect to any Loan Document, notice of any intention to accelerate the maturity of any Obligations and notice of any acceleration of maturity of any Obligations;

     (d) demand for performance or observance of, and any enforcement of any provision of, the Obligations, this Agreement or any other Loan Document or any pursuit or exhaustion of rights or remedies with respect thereto or against any Borrower or any

          Person in respect of the Obligations or any requirement of diligence or promptness on the part of the Administrative Agent or the Lenders in connection with any of the foregoing;

     (e) any act or omission on the part of the Administrative Agent or the Lenders which may impair or prejudice the rights of the Guarantor, including subrogation rights or rights to obtain exoneration, contribution, indemnification or any other reimbursement from any Borrower or any other Person, or otherwise operate as a deemed release or discharge;

     (f) any action which harms or impairs the value of, or any failure to preserve or protect the value of, any Borrowing Base Property;

     (g) any statute of limitations or any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than the obligation of the principal;

     (h) the provisions of any "single action" or "anti-deficiency" law which would otherwise prevent the Lenders from bringing any action, including any claim for a deficiency, against the Guarantor before or after the Lenders' commencement or completion of any foreclosure action, whether judicially, by exercise of power of sale or otherwise, or any other law which would otherwise require any election of remedies by the Lenders;

     (i)  all demands and notices of every kind with respect to the foregoing;
          and

     (j) to the extent not referred to above, (i) all defenses to the payment of the Obligations of any kind which any Borrower shall have waived as to itself under this Agreement or any other Loan Document and (ii) all suretyship defenses which could otherwise be asserted by such Guarantor.

     Each Guarantor represents that it is the intent of the Guarantor to waive all suretyship and other defenses of whatever nature (other than payment) that would otherwise be available to it.

     No delay or omission on the part of the Administrative Agent or the Lenders in exercising any right under this Agreement or any other Loan Document or under any guarantee of the Obligations shall operate as a waiver or relinquishment of such right. No action which the Administrative Agent or the Lenders or any Borrower or any other Obligor may take or refrain from taking with respect to the Obligations, including any amendments thereto or modifications thereof or waivers with respect thereto, shall affect the provisions of this Agreement or the obligations of the Guarantors hereunder. None of the rights of the Administrative Agent or the Lenders shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Obligor, or by any noncompliance by any Obligor with the terms, provisions and covenants of this Agreement, regardless of any knowledge thereof which the Administrative Agent or the Lenders may have or otherwise be charged with.

     Section 5.4. LENDERS' POWER TO WAIVE, ETC. Each Guarantor grants to the Lenders full power in their discretion, without notice to or consent of such Guarantor, such notice and consent being hereby expressly waived to the fullest extent permitted by applicable law, and without in any way affecting the liability of the Guarantor under its guarantee hereunder:

     (a) To waive compliance with, and any Default under, and to consent to any amendment to or modification or termination of any terms or provisions of, or to give any waiver in respect of, this Agreement, any other Loan Document, the Obligations or any guarantee thereof (each as from time to time in effect);

     (b) To grant any extensions of the Obligations (for any duration), and any other indulgence with respect thereto, and to effect any total or partial release (by operation of law or otherwise), discharge, compromise or settlement with respect to the obligations of the Obligors or any other Person in respect of the Obligations, whether or not rights against the Guarantor under this Agreement are reserved in connection therewith;

     (c) To take security in any form for the Obligations, and to consent to the addition to or the substitution, exchange, release or other disposition of, or to deal in any other manner with, any part of any property contained in such security whether or not the property, if any, received upon the exercise of such power shall be of a character or value the same as or different from the character or value of any property disposed of, and to obtain, modify or release any present or future guarantees of the Obligations and to proceed against any of such security or such guarantees in any order;

     (d) To collect or liquidate or realize upon any of the Obligations in any manner or to refrain from collecting or liquidating or realizing upon any of the Obligations; and

     (e) To extend credit under this Agreement, any other Loan Document or otherwise in such amount as the Lenders may determine, even though the condition of the Obligors (financial or otherwise on an individual or combined or consolidated basis) may have deteriorated since the date hereof.

     Section 5.5. INFORMATION REGARDING THE BORROWERS, ETC. Each Guarantor acknowledges and agrees that it has made such investigation as it deems desirable of the risks undertaken by it in entering into this Agreement and is fully satisfied that it understands all such risks. Each Guarantor hereby waives any obligation which may now or hereafter exist on the part of the Lenders to inform it of the risks being undertaken by entering into this Agreement or of any changes in such risks and, from and after the date hereof, each Guarantor undertakes to keep itself informed of such risks and any changes therein. Each Guarantor hereby expressly waives any duty which may now or hereafter exist on the part of the Lenders to disclose to the Guarantor any matter related to the business, operations, character, collateral, credit, condition (financial or otherwise), income or prospects of the REIT, any Borrower or their affiliates or their properties or management, whether now or hereafter known by the Lenders. Each Guarantor represents, warrants and agrees that it assumes sole responsibility for obtaining from the Borrowers all information concerning this Agreement and all other Loan Documents and all other information as to the Borrowers and their Affiliates or their properties or management as such Guarantor deems necessary or desirable.

     Section 5.6. CERTAIN GUARANTOR REPRESENTATIONS. Each Guarantor represents that (a) it is in its best interest and in pursuit of the purposes for which it was organized as an integral part of the business conducted and proposed to be conducted by the Borrowers and their respective Subsidiaries, and reasonably necessary and convenient in connection with the conduct of the business conducted and proposed to be conducted by it, to induce the Lenders to enter into this Agreement and to extend credit to the Borrowers by making the guarantees contemplated by this Section 5, (b) the credit available hereunder will directly or indirectly inure to its benefit, and (c) by virtue of the foregoing it is receiving at least reasonably equivalent value from the Lenders for its guarantee hereunder. Each Guarantor acknowledges that it has been advised by the Administrative Agent that the Lenders are unwilling to enter into this Agreement unless the guarantees contemplated by this Section 5 are given by it. Each Guarantor represents that (i) it will not be rendered insolvent as a result of entering into this Agreement, (ii) after giving effect to the transactions contemplated by this Agreement, it will have assets having a fair saleable value in excess of the amount required to pay its probable liability on its existing debts as they become absolute and matured, (iii) it has, and will have, access to adequate capital for the conduct of its business and (iv) it has the ability to pay its debts from time to time incurred in connection therewith as such debts mature.

     Section 5.7. SUBROGATION. Each Guarantor agrees that, until the Obligations are paid in full, it will not exercise any right of reimbursement, subrogation, contribution, offset and other claims against the Obligors arising by contract or operation of law in connection with any payment made or required to be made by such Guarantor under this Agreement. After the payment in full of the Obligations, each Guarantor shall be entitled to exercise against the Borrowers and the other Obligors all such rights of reimbursement, subrogation, contribution and offset, and all such other claims, to the fullest extent permitted by law.

     Section 5.8. GENERAL SUBORDINATION. Each Guarantor covenants and agrees that after the occurrence of an Event of Default all Indebtedness, claims and liabilities then or thereafter owing by any Borrower or any other Obligor to such Guarantor whether arising hereunder or otherwise shall be subordinated to the prior payment in full of the Obligations and shall be so subordinated as a claim against such Obligor or any of its assets, whether such claim be in the ordinary course of business or in the event of voluntary or involuntary liquidation, dissolution, insolvency or bankruptcy, so that no payment with respect to any such Indebtedness, claim or liability will be made or received while any such Event of Default exists.

     Section 5.9. FURTHER ASSURANCES. Each Guarantor will, promptly upon the request of the Administrative Agent from time to time, execute, acknowledge and deliver, and file and record, all such instruments, and take all such action, as the Administrative Agent deems reasonably necessary or advisable to carry out the intent and purposes of this Section 5.

     Section 5.10. RELEASE OF CERTAIN GUARANTORS IN CERTAIN CIRCUMSTANCES. In the event that any Subsidiary of a Borrower which is a Guarantor shall be merged or consolidated in a transaction permitted under Section 8.4 or all of the Real Estate owned by such Subsidiary shall become subject to

Non-recourse Indebtedness, then so long as no Default or Event of Default shall have occurred and be continuing the Administrative Agent is authorized to release such Subsidiary from the provisions of this Section 5.

     Section 5.11. ADDITIONAL GUARANTORS. The REIT and the Borrowers shall cause each Wholly Owned Subsidiary acquired or established on or after the Initial Closing Date to become a Guarantor hereunder by executing and delivering to the Administrative Agent a joinder agreement in form and substance reasonably satisfactory to the Administrative Agent; PROVIDED, that no Wholly Owned Subsidiary all of the Real Estate of which is subject to Non-recourse Indebtedness shall be required to become a Guarantor so long as it shall continue to meet such requirements.

     Section 5.12. CONTRIBUTION AMONG GUARANTORS. The Guarantors agree that, as among themselves in their capacity as guarantors of the Obligations, the ultimate responsibility for repayment of the Obligations, in the event that the Borrowers fail to pay when due the Obligations, shall be equitably apportioned, to the extent consistent with the Loan Documents, among the respective Guarantors (a) in the proportion that each, in its capacity as a guarantor, has benefited from the extensions of credit to the Borrowers by the Lenders under this Agreement, or (b) if such equitable apportionment cannot reasonably be determined or agreed upon among the affected Guarantors, in proportion to their respective net worths determined on or about the date hereof (or such later date as such Guarantor becomes party hereto). In the event that any Guarantor, in its capacity as a guarantor, pays an amount with respect to the Obligations in excess of its proportionate share as set forth in this Section 5.12, each other Guarantor shall, to the extent consistent with the Loan Documents, make a contribution payment to such Guarantor in an amount such that the aggregate amount paid by each Guarantor reflects its proportionate share of the Obligations. In the event of any default by any Guarantor under this Section 5.12, each other Guarantor will bear, to the extent consistent with the Loan Documents, its proportionate share of the defaulting Guarantor's obligation under this Section 5.12. This Section 5.12 is intended to set forth only the rights and obligations of the Guarantors among themselves and shall not in any way affect the obligations of any Guarantor to the Lenders under the Loan Documents (which obligations shall at all times constitute the joint and several obligations of all the Guarantors).

     Section 6. REPRESENTATIONS AND WARRANTIES.
                ------------------------------

     The REIT, each Borrower and each other Obligor represents and warrants to the Agents and the Lenders as follows.

     Section 6.1. AUTHORITY, ETC.

     (a) GOOD STANDING AND AUTHORITY OF REIT. The REIT (i) is a Maryland corporation duly organized pursuant to its Articles of Incorporation and amendments thereto filed with the State Department of Assessments and Taxation of Maryland and is validly existing and in good standing under the laws of Maryland, (ii) has all requisite power to own its property and conduct its business as now conducted and as presently contemplated, (iii) is in good standing as a foreign entity and is duly authorized to do business in The Commonwealth of Massachusetts and in each other jurisdiction where a failure to be so qualified in such other jurisdiction could have a materially adverse effect on the business, assets or financial condition of the REIT and (iv) is a real estate investment trust in full compliance with and entitled to the benefits of section 856 of the Code.

     (b) GOOD STANDING AND AUTHORITY OF HERITAGE OP. Heritage OP (i) is a Delaware limited partnership duly organized pursuant to the OP Partnership Agreement and amendments thereto and its Certificate of Limited Partnership and amendments thereto filed with the Secretary of State of Delaware and is validly existing and in good standing under the laws of Delaware, (ii) has all requisite power to own its property and conduct its business as now conducted and as presently contemplated, (iii) is in good standing as a foreign entity and is duly authorized to do business in The Commonwealth of Massachusetts, in the jurisdictions in which Real Estate owned by Heritage OP is located and which require such qualification and in each other jurisdiction where a failure to be so qualified in such other jurisdiction could have a materially adverse effect on the business, assets or financial condition of Heritage OP and (iv) is not required to pay any federal income taxes under the Code on its net income. Heritage OP has provided each of the Lenders with a true and complete copy of the Heritage OP Partnership Agreement as in effect on the Initial Closing Date.

     (c) GOOD STANDING AND AUTHORITY OF BRADLEY OP. Bradley OP (i) is a Delaware limited partnership duly organized pursuant to the OP Partnership Agreement and amendments thereto and its Certificate of Limited Partnership and amendments thereto filed with the Secretary of State of Delaware and is validly existing and in good standing under the laws of Delaware, (ii) has all requisite power to own its property and conduct its business as now conducted and as presently contemplated, (iii) is in good standing as a foreign entity and is duly authorized to do business in The Commonwealth of Massachusetts, in the jurisdictions in which Real Estate owned by Bradley OP is located and which require such qualification and in each other jurisdiction where a failure to be so qualified in such other jurisdiction could have a materially adverse effect on the business, assets or financial condition of Bradley OP and (iv) is not required to pay any federal income taxes under the Code on its net income. Bradley OP has provided each of the Lenders with a true and complete copy of the Bradley OP Partnership Agreement as in effect on the Initial Closing Date.

     (d) GUARANTORS. Each of the Guarantors other than the REIT (i) is a corporation, limited partnership, limited liability company or trust duly organized under the laws of its State of organization and is validly existing and in good standing under the laws thereof, (ii) has all requisite power to own its property and conduct its business as now conducted and as presently contemplated and (iii) is in good standing and is duly authorized to do business in each jurisdiction where Real Estate held by it is located and which requires such qualification and in each other jurisdiction where a failure to be so qualified could have a materially adverse effect on the business, assets or financial condition of the REIT or any Borrower or such Guarantor.

     (e) AUTHORIZATION. The execution, delivery and performance of this Agreement and the other Loan Documents to which the REIT or any Borrower or any Subsidiary is a party and the transactions contemplated hereby and thereby (i) are within the authority of the REIT and the Borrowers and any party thereto,
(ii) have been duly authorized by all necessary proceedings on the part of the REIT and the Borrowers and each such Subsidiary, (iii) do not conflict with or result in any material breach or contravention of any provision of law, statute, rule or regulation to which the REIT or any Borrower or any Subsidiary is subject or any judgment, order, writ, injunction, license or permit applicable to the REIT or any Borrower or any Subsidiary and (iv) do not conflict with any provision of the charter documents, partnership agreement, declaration of trust or other charter documents or bylaws of, or any material agreement or other instrument binding upon, the REIT or any Borrower or any Subsidiary.

     (f) ENFORCEABILITY. The execution and delivery of this Agreement and the other Loan Documents to which the REIT or any Borrower or any Subsidiary party thereto is or is to become a party will result in valid and legally binding obligations of the REIT and each such Borrower and each such Subsidiary enforceable against each of them in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of equitable remedies is subject to the discretion of the court before which any proceeding therefor may be brought.

     Section 6.2. GOVERNMENTAL APPROVALS. The execution, delivery and performance by the REIT and the Borrowers and each other Obligor of this Agreement and the other Loan Documents to which the REIT or any Borrower or any other Obligor party thereto is a party and the transactions contemplated hereby and thereby do not require the approval or consent of, or filing with, any governmental agency or authority, except as may be required in connection with environmental transfer statutes relating to Real Estate acquisitions.

     Section 6.3. TITLE TO PROPERTIES. Except as indicated on SCHEDULE 6.3 hereto, the Borrowers and the Wholly Owned Subsidiaries own all of the Borrowing Base Properties, subject to no rights of others, including any mortgages, conditional sales agreements, title retention agreements, liens or other encumbrances except Permitted Liens.

     Section 6.4. FINANCIAL STATEMENTS. The following financial statements have been furnished to each of the Lenders:

     (a) The consolidated balance sheet of the REIT and its Subsidiaries as of December 31, 1999, and the related consolidated statements of income and cash flows for the fiscal year then ended, accompanied by an auditor's report prepared without qualification by KPMG LLP. Such balance sheet and statements of income and cash flows have been prepared in accordance with generally accepted accounting principles and fairly present the financial condition of the REIT and its Subsidiaries as at the close of business on the date thereof and the results of operations for the fiscal period then ended.

     (b) An unaudited consolidated balance sheet and an unaudited consolidated statement of income and cash flows of the REIT and its Subsidiaries for the fiscal period of the REIT ended June 30, 2000, certified by the REIT's chief financial or chief accounting officer to have been prepared in accordance with generally accepted accounting principles (other than provisions for footnotes) and to fairly present the financial condition of the REIT and its Subsidiaries as at the close of business on the date thereof and the results of operations for the fiscal period then ended (subject to year-end adjustments). There are no contingent liabilities of the REIT, any Borrower or any of their Subsidiaries as of such date (in each case, required to be disclosed on such balance sheet or the notes thereto) known to the officers of the REIT or any Borrower that involve material amounts but are not disclosed in such balance sheet and any related notes thereto.

     (c) The consolidated balance sheet of Bradley Inc. and its Subsidiaries as of December 31, 1999 and the related consolidated statements of income and cash flows for the fiscal year then ended, accompanied by an auditor's report prepared without qualification by KPMG LLP or another "Big Five" accounting firm. Such balance sheet and statements of income and cash flows have been prepared in accordance with generally accepted accounting principles and fairly present the financial condition of Bradley Inc. and its Subsidiaries as at the close of business on the date thereof and the results of operations for the fiscal year then ended.

     (d) An unaudited consolidated balance sheet and an unaudited consolidated statement of income and cash flows of Bradley Inc. and its Subsidiaries for the fiscal period of Bradley Inc. ended June 30, 2000. There are no contingent liabilities of Bradley Inc. or any of its Subsidiaries as of such date (in each case, required to be disclosed on such balance sheet or the notes thereto) known to the officers of the REIT or any Borrower that involve material amounts but are not disclosed in such balance sheet and any related notes thereto.

     (e) Unaudited pro forma combined and consolidated balance sheet as of June 30, 2000 of the Combined Group after giving effect to the Acquisition, and unaudited pro forma consolidated and consolidating statements of income and cash flows of the Combined Group for the period of six months ended June 30, 2000, prepared by the management of the Borrowers in a manner reviewed and approved by the Administrative Agent.

     (f) Projections of financial performance of the Combined Group through fiscal year 2003.

     (g) An unaudited statement of operating income attributable to each Parcel of Real Estate owned by the Borrowers and their respective Subsidiaries (excluding Development Assets and Land Assets) for the fiscal period ended June 30, 2000 satisfactory in form to the Administrative Agent and certified by the relevant Borrower's chief financial or chief accounting officer as fairly presenting the operating income of each such parcel for such period.

     Section 6.5. NO MATERIAL CHANGES, ETC. Since the Balance Sheet Date, there has occurred no materially adverse change in the financial condition, operations, assets or business of the REIT and its Subsidiaries taken as a whole as shown on or reflected in the consolidated balance sheet of the REIT and its Subsidiaries as of the Balance Sheet Date.

     Section 6.6. FRANCHISES, PATENTS, COPYRIGHTS, ETC. The REIT and its Subsidiaries possess all material franchises, patents, copyrights, trademarks, trade names, licenses and permits, and rights in respect of the foregoing, adequate for the conduct of their business substantially as now conducted without known material conflict with any rights of others.

     Section 6.7. LITIGATION. Except as stated on SCHEDULE 6.7 there are no actions, suits, proceedings or investigations of any kind pending or, to the knowledge of the REIT or any Borrower, threatened against the REIT or any Borrower or any of their Subsidiaries before any court, tribunal or administrative agency or board that, if adversely determined, might in the aggregate, materially adversely affect the properties, assets, financial condition or business of the REIT and the Borrowers taken as a whole or materially impair the right of the REIT or any Borrower or any of their Subsidiaries to carry on business substantially as now conducted by them, or result in any substantial liability not adequately covered by insurance, or for which adequate reserves are not maintained on the most recent balance sheet of the REIT, or which question the validity of this Agreement or any of the other Loan Documents, or any action taken or to be taken pursuant hereto or thereto.

     Section 6.8. MATERIAL AGREEMENTS; NO MATERIALLY ADVERSE CONTRACTS, ETC. The Obligors have provided to the Administrative Agent true and complete copies (including all schedules and exhibits) of each of the Material Agreements as in effect on the date hereof and as proposed to be in effect upon the closing under the Acquisition Agreement. None of the Borrowers nor any of their Subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation that has or is expected in the future to have a materially adverse effect on the business, assets or financial condition of the REIT and the Borrowers taken as a whole. Neither the REIT nor any Borrower nor any of their Subsidiaries is a party to any contract or agreement that has or is expected, in the judgment of the officers of the REIT or any Borrower, to have any materially adverse effect on the business of any of them.

     Section 6.9. COMPLIANCE WITH OTHER INSTRUMENTS, LAWS, ETC. Neither the REIT nor any Borrower nor any of their Subsidiaries is in violation of any provision of its charter, partnership agreement or other organizational documents, by-laws, or any Material Agreement or other agreement or instrument to which it may be subject or by which it or any of its properties may be bound or any decree, order, judgment, statute, license, rule or regulation, in any of the foregoing cases in a manner that could reasonably be expected to result in the imposition of substantial penalties or materially and adversely affect the financial condition, properties or business of the REIT or any Borrower, individually, or the REIT and its Subsidiaries taken as a whole.

     Section 6.10. TAX STATUS. The REIT and the Borrowers and each of their Subsidiaries (a) has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (b) has paid all taxes and other governmental assessments and charges shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and by appropriate proceedings and
(c) has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply.

     Section 6.11. NO EVENT OF DEFAULT. No Default or Event of Default has occurred and is continuing.

     Section 6.12. HOLDING COMPANY AND INVESTMENT COMPANY ACTS. Neither the REIT nor any Borrower nor any of their Subsidiaries is a "holding company", or a "subsidiary company" of a

"holding company", or an "affiliate" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935; nor is it an "investment company", or an "affiliated company" or a "principal underwriter" of an "investment company", as such terms are defined in the Investment Company Act of 1940.

     Section 6.13. ABSENCE OF UCC FINANCING STATEMENTS, ETC. Except with respect to Permitted Liens, there is no financing statement, security agreement, chattel mortgage, real estate mortgage or other document filed or recorded with any filing records, registry, or other public office, that purports to cover, affect or give notice of any present or possible future lien on, or security interest or security title in, any property of the REIT or any Borrower or any of their Subsidiaries or rights thereunder.

     Section 6.14. SETOFF, ETC. The Obligations and the rights of the Administrative Agent and the Lenders with respect to the Obligations are not subject to any setoff, claims, withholdings or other defenses.

     Section 6.15. SOLVENCY.

     (a) Immediately after the Initial Closing Date and immediately following the making of each Loan and after giving effect to the application of the proceeds of such Loans, (i) the fair value of the assets of the Obligors on a combined and consolidated basis, at a fair valuation, will exceed the debts and liabilities, subordinated, contingent or otherwise, of the Obligors on a combined and consolidated basis; (ii) the present fair saleable value of the assets of the Obligors on a combined and consolidated basis will be greater than the amount that will be required to pay the probable liability of the Obligors on a combined and consolidated basis on their debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (iii) the Obligors on a combined and consolidated basis will be able to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and
(iv) the Obligors on a combined and consolidated basis will not have unreasonably small capital with which to conduct the businesses in which they are engaged as such businesses are now conducted and are proposed to be conducted after the date hereof.

     (b) The REIT does not intend to, or to permit any of its Subsidiaries (if the same would have a material adverse effect) to, incur debts beyond its ability to pay such debts as they mature, taking into account the timing of and amounts of cash to be received by it or any such Subsidiary and the timing of the amounts of cash to be payable on or in respect of its Indebtedness or the Indebtedness of any such Subsidiary.

     Section 6.16. PENSION PLANS. Each Plan (other than a Multiemployer Plan) and, to the knowledge of the REIT and the Borrowers, each Multiemployer Plan is in material compliance with the applicable provisions of ERISA and the Code. Each Multiemployer Plan and each Plan that constitutes a "defined benefit plan" (as defined in ERISA) are set forth in SCHEDULE 6.16. The REIT, each Borrower and each ERISA Affiliate have met all of the funding standards applicable to all Plans that are not Multiemployer Plans, and no condition exists which would permit the institution of proceedings to terminate any Plan that is not a Multiemployer Plan under section 4042 of ERISA. To the best knowledge of the REIT and the Borrowers, no Plan that is a Multiemployer Plan is currently insolvent or in reorganization or has been terminated within the meaning of ERISA.

     Section 6.17. REGULATIONS U AND X. No portion of any Loan is to be used for the purpose of purchasing or carrying any "margin security" or "margin stock" as such terms are used in Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224.

     Section 6.18. ENVIRONMENTAL COMPLIANCE. The REIT and the Borrowers have caused environmental site assessments to be conducted on Real Estate and, based upon such investigation, and except as set forth on SCHEDULE 6.18, make the following representations and warranties.

     (a) With respect to the Borrowing Base Property, and to the best knowledge of the REIT and the Borrowers with respect to all other Real Estate, none of the REIT, the Borrowers, their Subsidiaries or any operator of the Real Estate, or any operation thereon, is in violation, or alleged violation, of any judgment, decree, order, law, license, rule or regulation pertaining to environmental matters, including without limitation, those arising under the Resource Conservation and Recovery Act ("RCRA"), the Comprehensive Environmental Response, Compensation and Liability Act of 1980 as amended ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), the Federal Clean Water Act, the Federal Clean Air Act, the Toxic Substances Control Act, or any state or local statute, regulation, ordinance, order or decree relating to the environment (hereinafter "Environmental Laws"), which violation involves the Borrowing Base Property or involves other Real Estate and would have a material adverse effect on the value of the Borrowing Base Properties taken as a whole or on the business, assets or financial condition of the REIT, the Borrowers and their Subsidiaries taken as a whole.

     (b) Neither the REIT nor any Borrower nor any of their Subsidiaries has received written notice from any third party including, without limitation, any federal, state or local governmental authority, (i) that it has been identified by the United States Environmental Protection Agency ("EPA") as a potentially responsible party under CERCLA with respect to a site listed on the National Priorities List, 40 C.F.R. Part 300 Appendix B (1986); (ii) that any hazardous waste, as defined by 42 U.S.C. Section 9601(5), any hazardous substances as defined by 42 U.S.C. Section 9601(14), any pollutant or contaminant as defined by 42 U.S.C. Section 9601(33) or any toxic substances, oil or hazardous materials or other chemicals or substances regulated by any Environmental Laws ("Hazardous Substances") which it has generated, transported or disposed of have been found at any site at which a federal, state or local agency or other third party has conducted or has ordered that the REIT, any Borrower or any of their Subsidiaries conduct a remedial investigation, removal or other response action pursuant to any Environmental Law; or (iii) that it is or will be made a named party to any claim, action, cause of action, complaint, or legal or administrative proceeding (in each case, contingent or otherwise) arising out of any third party's incurrence of costs, expenses, losses or damages of any kind whatsoever in connection with the release of Hazardous Substances; which notice in any case is of an event that would have a material adverse effect on the value of the Borrowing Base Properties taken as a whole or on the business, assets or financial condition of the REIT, the Borrowers and their Subsidiaries taken as a whole.

     (c) With respect to the Borrowing Base Property, and to the best knowledge of the REIT and the Borrowers with respect to all other Real Estate based on the environmental site assessment reports of an Environmental Engineer, in the course of any activities conducted by the REIT, the Borrowers or their Subsidiaries or, to the actual knowledge of the REIT or any Borrower without investigation, the operators of their properties, no Hazardous Substances have been generated or are being used on the Real Estate except in accordance with applicable Environmental Laws, which activity would have a material adverse effect on the value of the Borrowing Base Properties taken as a whole or on the business, assets or financial condition of the REIT, the Borrowers and their Subsidiaries taken as a whole.

     (d) To the best knowledge of the REIT and the Borrowers, except as set forth in the environmental site assessment reports of an Environmental Engineer provided to the Administrative Agent prior to the Initial Closing Date: (i) no portion of the Real Estate has been used for the handling, processing, storage (including without limitation in any underground tank or other underground storage receptacle) or disposal of Hazardous Substances except in accordance with applicable Environmental Laws; (ii) there has been no past or present releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, disposing or dumping (a "Release") or threatened Release of Hazardous Substances on, upon, into or from the Real Estate which Release would in the case of such other properties have a material adverse effect on the value of any of the Real Estate or adjacent properties or the environment; (iii) neither the REIT nor any Borrower or other Obligor has received written notice that there have been any Releases on, upon, from or into any real property in the vicinity of any of the Real Estate which, through soil or groundwater contamination, may have come to be located on, and which would have a material adverse effect on the value of, the Real Estate; and (iv) any Hazardous Substances that have been generated on any of the Real Estate have been transported off-site only by carriers having an identification number issued by the EPA or approved by a state or local environmental regulatory authority having jurisdiction regarding the transportation of such substance and, to the best knowledge of the REIT and the Borrowers without independent investigation, treated or disposed of only by treatment or disposal facilities maintaining valid permits as required under all applicable Environmental Laws, which transporters and facilities have been and are, to the best knowledge of the REIT or the Borrowers, operating in material compliance with such permits and applicable Environmental Laws; any of which events described in the preceding clauses (i) through (iv) would have a material adverse effect on the value of the Borrowing Base Properties taken as a whole or on the business, assets or financial condition of the REIT, the Borrowers and their Subsidiaries taken as a whole.

     (e) Neither the REIT nor any Borrower nor any of their Subsidiaries nor any of the Borrowing Base Property is, to the best knowledge of the REIT and the Borrowers, subject to any applicable Environmental Law requiring the performance of Hazardous Substances site assessments, or the removal or remediation of Hazardous Substances, or the giving of notice to any governmental agency or the recording or delivery to other Persons of an environmental disclosure document or statement by virtue of the transactions set forth herein and contemplated hereby, or as a condition to the recording of any mortgage, deed of trust or deed in fee on or to such Borrowing Base Property or to the effectiveness of any other transactions contemplated hereby, except as may be required in connection with environmental transfer statutes relating to Real Estate acquisitions.

     Section 6.19. SUBSIDIARIES. SCHEDULE 6.19 sets forth all of the Subsidiaries of the REIT and the Borrowers. The form and jurisdiction of organization of each of the Subsidiaries, and the ownership interest therein of the REIT and the Borrowers, are set forth in said SCHEDULE 6.19.

     Section 6.20. ACQUISITION AGREEMENT, ETC. The Acquisition Agreement is a valid and binding contract as to the REIT and Acquisition Subsidiary and, to the REIT's knowledge, as to Bradley Inc. Neither the REIT nor Acquisition Subsidiary is in default in any material respect of its obligations under the Acquisition Agreement and, to the REIT's knowledge, Bradley Inc is not in default in any material respect of any of its obligations thereunder. The representations and warranties of the REIT and Acquisition Subsidiary set forth in the Acquisition Agreement are true and correct in all material respects as of the date hereof with the same force and effect as though made on and as of the date hereof. To the REIT's knowledge all of the representations and warranties of Bradley Inc. set forth in the Acquisition Agreement are true and correct in all material respects as of the date hereof with the same force and effect as though made on and as of the date hereof.

     Section 6.21. LOAN DOCUMENTS. All of the representations and warranties of the REIT, the Borrowers and the other Obligors made in the other Loan Documents or any document or instrument delivered to the Administrative Agent or the Lenders pursuant to or in connection with any of such Loan Documents are true and correct in all material respects.

     Section 6.22. BORROWING BASE PROPERTY. The REIT and the Borrowers make the following representations and warranties concerning each Borrowing Base Property.

     (a) OFF-SITE UTILITIES. All water, sewer, electric, gas, telephone and other utilities are installed to the property lines of the Borrowing Base Property and, except in the case of drainage facilities, are connected to the Building located thereon with valid permits and are adequate to service the Building in compliance with applicable law.

     (b) ACCESS, ETC. The streets abutting the Borrowing Base Property are public roads, to which the Borrowing Base Property has direct access by trucks and other motor vehicles and by foot, or are private ways (with direct access by trucks and other motor vehicles and by foot to public roads) to which the Borrowing Base Property has direct access. All private ways providing access to the Borrowing Base Property are zoned in a manner which will permit access to the Building over such ways by trucks and other commercial and industrial vehicles.

     (c) INDEPENDENT BUILDING. The Building is fully independent in all respects including, without limitation, in respect of structural integrity, heating, ventilating and air conditioning, plumbing, mechanical and other operating and mechanical systems, and electrical, sanitation and water systems, all of which are connected directly to off-site utilities located in public streets or ways; provided, that the Building may be supported by a party wall. The Building is located on a lot or lots which is or are separately assessed for purposes of real estate tax assessment and payment. The Building, all Building Service Equipment and all paved or landscaped areas related to or used in connection with the Building are located wholly within the perimeter lines of the lot or lots on which the Borrowing Base Property is located, except for de minimis encroachments not having a material adverse effect.

     (d) CONDITION OF BUILDING; NO ASBESTOS. There are no material defects in the roof, foundation, structural elements and masonry walls of the heating, ventilating and air conditioning, electrical, sprinkler, plumbing or other mechanical systems or its Building or its Building Service Equipment except those which are being remedied out of capital replacement reserves or otherwise in the ordinary course of business. Any asbestos located in or on the Building consists of nonfriable asbestos or contained friable asbestos that is being monitored and/or remediated in accordance with the recommendations of an Environmental Engineer.

     (e) BUILDING COMPLIANCE WITH LAW. The Building as presently constructed does not violate any applicable federal or state law or governmental regulation, or any local ordinance, order or regulation, including but not limited to laws, regulations, or ordinances relating to zoning, building use and occupancy, subdivision control, fire protection, health and sanitation, the failure to comply with which could have a material adverse effect on the Borrowing Base Property. No Borrower has received written notice that the Building fails to comply with applicable zoning laws and regulations or that the number of parking spaces on the lot or lots on which the Borrowing Base Property is located is inadequate under the zoning laws and regulations to permit use of the Building for its current use. The Borrowers have made reasonable efforts to comply with the federal Americans with Disabilities Act with respect to such Borrowing Base Property.

     (f) NO REQUIRED REAL PROPERTY CONSENTS, PERMITS, ETC. Neither the REIT nor any Borrower nor any Subsidiary has received any written notice of, or has any knowledge of, any approvals, consents, licenses, permits, utility installations and connections (including, without limitation, drainage facilities), curb cuts and street openings, required for the maintenance, operation, servicing and use of the Borrowing Base Property or the Building for its current use which have not been granted, effected, or performed and completed (as the case may be) or any fees or charges therefor which have not been fully paid, except to the extent that the failure to obtain any such approvals, consents, licenses, permits, utility installations and connections, curb cuts and street openings could not in the aggregate have a material adverse effect on the Borrowing Base Property. To the best knowledge of the REIT and the Borrowers, there are no outstanding notices, suits, orders, decrees or judgments relating to zoning, building use and occupancy, fire, health, sanitation or other violations affecting, against, or with respect to, the Borrowing Base Property or any part thereof which if not adequately addressed would have a material adverse effect on the value of any Borrowing Base Property or on the business, assets or financial condition of the REIT, the Borrowers and their Subsidiaries, taken as a whole.

     (g) INSURANCE. Neither the REIT nor any Borrower nor any Subsidiary has received any written notice from any insurer or its Administrative Agent requiring performance of any material work with respect to the Borrowing Base Property or canceling or threatening to cancel any policy of insurance, and the Borrowing Base Property complies with the requirements of all insurance carriers.

     (h) REAL PROPERTY TAXES; SPECIAL ASSESSMENTS. There are no unpaid or outstanding real estate or other taxes or assessments on or against the Borrowing Base Property or any part thereof which are payable by the REIT, any Borrower or any Subsidiary (except only real estate taxes not yet required to be paid under Section 7.8). There are no betterment assessments or other special assessments presently pending with respect to any portion of the Borrowing Base Property, and neither the REIT nor any Borrower nor any Subsidiary has received any notice of any such special assessment being contemplated, except such assessments as are included in the Borrowers' capital expenditures budget for such Borrowing Base Property.

     (i) EMINENT DOMAIN. There are no pending eminent domain proceedings against the Borrowing Base Property or any part thereof, and, to the knowledge of the REIT, the Borrowers and their Subsidiaries, no such proceedings are presently threatened or contemplated by any taking authority.

     Section 7. AFFIRMATIVE COVENANTS.

     Each of the REIT and the Borrowers jointly and severally covenants and agrees that, so long as any Loan or Note is outstanding or any Lender has any obligation to make any Loans:

     Section 7.1. PUNCTUAL PAYMENT. The Borrowers will duly and punctually pay or cause to be paid the principal and interest on the Loans, Letter of Credit reimbursement payments and all interest and fees provided for in this Agreement, all in accordance with the terms of this Agreement and the Notes as well as all other sums owing pursuant to the Loan Documents.

     Section 7.2. MAINTENANCE OF OFFICE. Each of the REIT, Heritage OP and Bradley OP will maintain its chief executive office in Boston, Massachusetts or Chicago, Illinois, or at such other place in the United States of America as the REIT, Heritage OP or Bradley OP shall designate upon written notice to the Administrative Agent and the Lenders, where notices, presentations and demands to or upon the REIT, Heritage OP or Bradley OP in respect of the Loan Documents may be given or made.

     Section 7.3. RECORDS AND ACCOUNTS. The REIT and the Borrowers will (a) keep, and cause each of their Subsidiaries to keep, true and accurate records and books of account in which full, true and correct entries will be made in accordance with generally accepted accounting principles and (b) maintain adequate accounts and reserves for all taxes (including income taxes), depreciation and amortization of its properties and the properties of their Subsidiaries, contingencies and other reserves.

     Section 7.4. FINANCIAL STATEMENTS, CERTIFICATES AND INFORMATION. The REIT and Borrowers will deliver to each of the Lenders:

     (a) as soon as practicable, but in any event not later than 90 days after the end of each fiscal year of the REIT, the audited consolidated balance sheets of the REIT and its Subsidiaries at the end of such year, and the related audited consolidated statements of income and cash flows for such year, each setting forth in comparative form the figures for the previous fiscal year, all such statements to be in reasonable detail, prepared in accordance with generally accepted accounting principles, and accompanied by an auditor's report prepared without qualification by KPMG LLP or by another "Big Five" accounting firm and any other reasonable information the Lenders may need to complete a financial analysis of the Borrowers, together with (i) a written statement from such accountants that they have caused this Agreement to be reviewed and that in the course of their audit of the REIT and its Subsidiaries no facts have come to their attention that cause them to believe that any Default under Section 9 exists or, if such is not the case, specifying such Default and the nature thereof (such statement to be furnished by such accountants with the understanding that the examination of such accountants cannot be relied upon to give such accountants knowledge of any such Default except as it relates to accounting or auditing matters within the scope of their audit), and (ii) the unaudited consolidating balance sheets of the REIT and its Subsidiaries at the end of such year and the related unaudited consolidating statements of income for such year, each setting forth in comparative form the figures for the previous fiscal year, all such statements to be in reasonable detail and accompanied by a certification by the principal financial or accounting officer of the REIT that the information contained in such consolidating financial statements fairly presents the financial position of the REIT and its Subsidiaries on the date thereof;

     (b) as soon as practicable, but in any event not later than 45 days after the end of each of the first three fiscal quarters of the REIT, copies of the unaudited consolidated and consolidating balance sheets of the Borrowers and their Subsidiaries as at the end of such quarter, and the related unaudited consolidated and consolidating statements of income and the related unaudited consolidated cash flows for the portion of the REIT's fiscal year then elapsed, all in reasonable detail and prepared in accordance with generally accepted accounting principles (except for provisions for footnotes), together with a certification by the principal financial or accounting officer of the REIT that the information contained in such financial statements fairly presents the financial position of the REIT and its Subsidiaries on the date thereof (subject to year-end adjustments);

     (c) as soon as practicable, but in any event not later than 45 days after the end of each fiscal quarter of the REIT (including the fourth fiscal quarter in each year), copies of a report, prepared on a basis consistent with the statement furnished pursuant to Section 6.4(g) as to the Net Operating Income, capital expenditures and occupancy status for each parcel of Real Estate owned by the Borrowers and their respective Subsidiaries (excluding Development Assets and Land Assets) together with a certification by each Borrower's chief financial or chief accounting officer that the information contained in such report fairly presents in all material respects the results of operations of said parcels of Real Estate for such period (subject to year-end adjustments);

     (d) simultaneously with the delivery of the financial statements referred to in subsections (a) and (b) above, a statement (a "Compliance Certificate") certified by the principal financial or accounting officer of the REIT and the principal financial or accounting officer of each Borrower in the form of EXHIBIT D hereto setting forth in reasonable detail a computation of the Borrowing Base Availability as of the date of such financial statements and computations evidencing compliance with the covenants contained in Section 7.18 and Section 9 and with the requirements of Article XIII of the Articles of Amendment and Restatement of the REIT dated July 6, 1999, as from time to time amended, and (if applicable) reconciliations to reflect changes in generally accepted accounting principles since the Balance Sheet Date;

     (e) contemporaneously with the filing or mailing thereof, copies of all Reports on Form 8-K, 10-K or 10-Q, all registration statements and all other material of a financial nature filed with the SEC by the REIT or any of its Subsidiaries;

     (f) when requested by the Administrative Agent, copies of all annual federal income tax returns and amendments thereto of the REIT and the Borrowers;

     (g) when requested by the Administrative Agent, copies of other periodic income statements prepared by each Borrower for each item of Borrowing Base Property and for each other parcel of Real Estate included in the determination of Combined Total Asset Value;

     (h) when requested by the Administrative Agent, a certificate of the REIT evidencing that the REIT is a real estate investment trust within the meaning of section 856 of the Code;

     (i) not later than February 28 of each year, the Borrowers will provide to the Administrative Agent and the Lenders an annual business plan, setting forth their projected business prospects for the upcoming year and setting forth the financial projections of the Borrowers, including projected income statements and year-end balance sheet, for the upcoming year;

     (j) not later than ten days following the occurrence thereof, written notification of each event permitted under Section 8.4 which has a value equal to or greater than $15,000,000 describing such event in reasonable detail;

     (k) from time to time promptly following the request of the Administrative Agent, such evidence as the Administrative Agent may request with respect to the continued compliance of the Borrowing Base Properties with the requirements of Eligible Real Estate (except that such evidence shall not be requested more than once in any fiscal year of the Borrowers unless an Event of Default shall have occurred and be continuing);

     (l) from time to time promptly following the reasonable request of the Administrative Agent, calculations of the Borrowing Base Availability at the time in effect (in the form provided in the Compliance Certificate);

     (m) contemporaneously with their delivery to the holders of the MTN Notes, copies of all financial information and other reports provided by Bradley OP or any other Obligor to such holders (unless otherwise already delivered to the Lenders);

     (n) contemporaneously with their delivery to the holders of the REIT Subordinated Notes, copies of all financial information and other reports provided by this REIT or any other Obligor to such holders (unless otherwise already delivered to the Lenders); and

     (o) from time to time such other financial data and information in the possession of the REIT or any Borrower (including without limitation auditors' management letters, property inspection and environmental reports and information as to zoning and other legal and regulatory changes affecting the REIT, any Borrower or any Subsidiary) as the Administrative Agent may reasonably request.

     Section 7.5. NOTICES.

     (a) DEFAULTS. The REIT and the Borrowers will promptly notify the Administrative Agent in writing of the occurrence of any Default or Event of Default. If any Person shall give any notice or take any other action in respect of a claimed default (whether or not constituting an Event of Default) under this Agreement or under any note, evidence of indebtedness, indenture or other obligation to which or with respect to which the REIT or any Borrower or any of their Subsidiaries is a party or obligor, whether as principal or surety, and such default would permit the holder of such note or obligation or other evidence of indebtedness to accelerate the maturity thereof, which acceleration would have a material adverse effect on the REIT or any Borrower, the REIT and the Borrowers shall forthwith give written notice thereof to the Administrative Agent and each of the Lenders, describing the notice or action and the nature of the claimed default.

     (b) ENVIRONMENTAL EVENTS. The REIT and the Borrowers will promptly give notice to the Administrative Agent (i) upon the REIT, any Borrower or any Subsidiary obtaining knowledge of any known Release, or threat of Release, of any Hazardous Substances at or from the Borrowing Base Property; (ii) of any violation of any Environmental Law that the REIT, any Borrower or any of their Subsidiaries reports in writing or is reportable by such Person in writing (or for which any written report supplemental to any oral report is made) to any federal, state or local environmental agency and (iii) upon becoming aware thereof, of any inquiry, proceeding, investigation, or other action, including a notice from any agency of potential environmental liability, or any federal, state or local environmental agency or board, that in either case involves the Borrowing Base Property or has the potential to materially affect the assets, liabilities, financial conditions or operations of the REIT, any Borrower or any Guarantor, taken as a whole.

     (c) NOTIFICATION OF CLAIMS AGAINST BORROWING BASE PROPERTY. The REIT and the Borrowers will, immediately upon becoming aware thereof, notify the Administrative Agent in writing of any setoff, claim (including, with respect to the Borrowing Base Property, any environmental claim), withholding or other defense to which any of the Borrowing Base Property, or the rights of the Administrative Agent or the Lenders with respect to the Borrowing Base Property, are subject which, in any instance, exceeds $500,000 in the amount asserted or in the expenditure reasonably anticipated to be required to defend or resolve such matter or to correct the condition that is the subject of such matter.

     (d) NOTICE OF LITIGATION AND JUDGMENTS. The REIT and the Borrowers will give notice to the Administrative Agent in writing within 15 days of becoming aware of any litigation or proceedings threatened in writing or any pending litigation and proceedings affecting the REIT, any Borrower or any of their Subsidiaries or to which the REIT, any Borrower or any of their Subsidiaries is a party involving an uninsured claim against any Borrower or any of its

Subsidiaries that could reasonably be expected to have a materially adverse effect on the REIT and the Borrowers taken as a whole and stating the nature and status of such litigation or proceedings. The REIT and the Borrowers will give notice to the Administrative Agent, in writing, in form and detail satisfactory to the Administrative Agent, within ten days of any judgment not covered by insurance, whether final or otherwise, against the REIT, any Borrower or any of their Subsidiaries in an amount in excess of $2,000,000.

     (e) NOTICE OF PROPOSED SALES, ENCUMBRANCES OR TRANSFER OF BORROWING BASE PROPERTIES. The REIT and the Borrowers will promptly give notice to the Administrative Agent of any proposed sale, encumbrance or transfer of any Borrowing Base Property, such notice to be accompanied by a Compliance Certificate prepared on a PRO FORMA basis using the financial statements of the REIT and its Subsidiaries most recently provided or required to be provided to the Lenders under Section 6.4 or Section 7.4 adjusted in the best good-faith estimate of the REIT and the Borrowers to give effect to such sale, encumbrance or transfer and demonstrating that no Default or Event of Default with respect to the covenants referred to herein shall exist after giving effect to such sale, encumbrance or transfer, and a calculation of the Borrowing Base Availability after giving effect to such sale, encumbrance or transfer.

     (f) NOTIFICATION OF LENDERS. Promptly after receiving any notice under this
Section 7.5, the Administrative Agent will forward a copy thereof to each of the Lenders, together with copies of any certificates or other written information that accompanied such notice.

     Section 7.6. EXISTENCE; MAINTENANCE OF PROPERTIES.

     (a) The REIT will do or cause to be done all things necessary to preserve and keep in full force and effect its existence as a Maryland corporation. Heritage OP will do or cause to be done all things necessary to preserve and keep in full force and effect its existence as a Delaware limited partnership. Bradley OP will do or cause to be done all things necessary to preserve and keep in full force and effect its existence as a Delaware limited partnership. The REIT and the Borrowers will cause each of their Subsidiaries to do or cause to be done all things necessary to preserve and keep in full force and effect its legal existence. The REIT and the Borrowers will do or cause to be done all things necessary to preserve and keep in full force all of their material rights and franchises and those of their Subsidiaries. The REIT and the Borrowers will, and will cause each of their Subsidiaries to, continue to engage primarily in the business of owning Real Estate consisting of retail and office facilities.

     (b) The REIT and the Borrowers (i) will cause all of their properties and those of their Subsidiaries used or useful in the conduct of their businesses or the businesses of their Subsidiaries to be maintained in good condition, repair and working order and supplied with all necessary equipment in all cases in which the failure so to do would have a material adverse effect on the condition of the Borrowing Base Properties taken as a whole or on the financial condition, assets or operations of the REIT and its Subsidiaries taken as a whole, and (ii) will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof in all cases in which the failure so to do would have a material adverse effect on the condition of the Borrowing Base Properties taken as a whole or on the financial condition, assets or operations of the REIT and its Subsidiaries taken as a whole.

     (c) Upon the reasonable request of the Administrative Agent in connection with or after the taking of Collateral pursuant to '7.17, the REIT and the Borrowers promptly shall provide to the Administrative Agent an accurate, complete and current Rent Roll with respect to all leases of each parcel of Real Estate; PROVIDED, HOWEVER, that the Administrative Agent shall not make a request for the Rent Roll of any particular parcel of Real Estate more than once in any twelve-month period unless such parcel of Real Estate is a Borrowing Base Property or a Default or Event of Default shall have occurred and be continuing.

     Section 7.7. INSURANCE.

     (a) The REIT and the Borrowers will, at their expense, procure and maintain for the benefit of the REIT and the Borrowers and the Administrative Agent, insurance policies issued by such insurance companies, in such amounts, in such form and substance, and with such coverages, endorsements, deductibles and expiration dates as are reasonably acceptable to the Administrative Agent, providing the following types of insurance covering the Real Estate:

          (i) "All Risks" property insurance (including broad form flood and comprehensive boiler and machinery coverages and, if and to the extent available at reasonable rates, broad form earthquake coverage) on each Building and the contents therein of the REIT, the Borrowers and their Subsidiaries in an amount not less than one hundred percent (100%) of the full replacement cost of each Building and the contents therein of the REIT, the Borrowers and their Subsidiaries, with deductibles not to exceed $100,000 for any one occurrence, with a replacement cost coverage endorsement, an agreed amount endorsement, and, if requested by the Administrative Agent, a contingent liability from operation of building laws endorsement, a demolition cost endorsement and an increased cost of construction endorsement in such amounts as the Administrative Agent may reasonably require. Full replacement cost as used herein means the cost of replacing the Building (exclusive of the cost of excavations, foundations and footings below the lowest basement floor) and the contents therein of the REIT, the Borrowers and their Subsidiaries without deduction for physical depreciation thereof.

          (ii) During the course of construction or repair of any Building, the insurance required by clause (i) above shall be written on a builders risk, completed value, non-reporting form, meeting all of the terms required by clause (i) above, covering the total value of work performed, materials, equipment, machinery and supplies furnished, existing structures, and temporary structures being erected on or near the Real Estate, including coverage against collapse and damage during transit or while being stored off-site, and containing a permission to occupy endorsement; provided that the insurance required by this clause (ii) may be PROVIDED by the construction contractor.

          (iii) (1) Flood insurance if at any time any Building on Borrowing Base Property is located in any federally designated "special hazard area" (including any area having special flood, mudslide and/or flood-related erosion hazards, and shown on a Flood Hazard Boundary Map or a Flood Insurance Rate Map published by the Federal Emergency Management Agency as Zone A, A0, A1-30, AE, A99, AH, V0, V1-30, VE,

     V, M or E) and the broad form flood coverage required by clause (i) above is not available, in an amount equal to the greater of the full replacement cost or the maximum amount then available under the National Flood Insurance Program.

               (2) Flood insurance if at any time any Building on Real Estate other than Borrowing Base Property is located in any federally designated "special hazard area" (including any area having special flood, mudslide and/or flood-related erosion hazards, and shown on a Flood Hazard Boundary Map or a Flood Insurance Rate Map published by the Federal Emergency Management Agency as Zone A, A0, A1-30, AE, A99, AH, V0, V1-30, VE, V, M or
     E) and the broad form flood coverage required by clause (i) above is not available, in an amount equal to the greater of the full replacement cost or the maximum amount then available under the National Flood Insurance Program, if available at reasonable rates.

          (iv) Rent loss insurance in an amount sufficient to recover at least
     (1) the total estimated gross rent receipts for the Real Estate for a twelve month period, plus (2) to the extent paid separately by tenants and not included in clause (1), all taxes, charges, sewer use fees, water rates, assessments of every name and nature, and any government charges for a twelve month period.

          (v) Commercial general liability insurance against claims for personal injury (to include, without limitation, bodily injury and personal and advertising injury) and property damage liability, all on an occurrence basis, if commercially available, with such coverages as the Administrative Agent may reasonably request (including, without limitation, contractual liability coverage), with a general aggregate limit of not less than $15,000,000, a completed operations aggregate limit of not less than $1,000,000, and a combined single "per occurrence" limit of not less than $1,000,000 for bodily injury, property damage and medical payments.

          (vi) During the course of construction or repair of any improvements on the Real Estate, owner's contingent or protective liability insurance covering claims not covered by or under the terms or provisions of the insurance required by clause (v) above.

          (vii) Employers liability insurance.

          (viii) Umbrella liability insurance with limits of not less than $50,000,000 to be in excess of the limits of the insurance required by clauses (v), (vi) and (vii) above, with coverage at least as broad as the primary coverages of the insurance required by clauses (v), (vi) and (vii) above, with any excess liability insurance to be at least as broad as the coverages of the lead umbrella policy. All such policies shall be endorsed to provide defense coverage obligations.

          (ix) Workers' compensation insurance for all employees of the REIT, the Borrowers or their Subsidiaries engaged on or with respect to the Real Estate.

          (x) Such other insurance in such form and in such amounts as may from time to time be required by the Administrative Agent against other insurable hazards and casualties which at the time are commonly insured against in the case of properties of similar character and location to the Real Estate.

     The REIT and the Borrowers shall pay all premiums on insurance policies. The REIT and the Borrowers shall deliver binders or certificates demonstrating such insurance to the Administrative Agent; and the REIT and the Borrowers shall promptly furnish to the Administrative Agent all renewal notices and, if so requested by the Administrative Agent, evidence that all premiums or portions thereof then due and payable have been paid. At least one day prior to the expiration date of the policies, the REIT and the Borrowers shall deliver to the Administrative Agent evidence of continued coverage, including a certificate of insurance, as may be satisfactory to the Administrative Agent.

     (b) All policies of insurance required by this Agreement shall contain clauses or endorsements to the effect that (i) the insurer waives any right of setoff, counterclaim, subrogation, or any deduction in respect of any liability of the REIT, any Borrower or any Subsidiary, (ii) such policies shall not be modified, canceled or terminated prior to the scheduled expiration date thereof without the insurer thereunder giving at least 30 days prior written notice to the Administrative Agent by certified or registered mail, and (iii) the Administrative Agent or the Lenders shall not be liable for any premiums thereon or subject to any assessments thereunder, and shall in all events be in amounts sufficient to avoid any coinsurance liability.

     (c) The insurance required by this Agreement may be effected through a blanket policy or policies covering additional locations and property of the REIT, the Borrowers and other Persons not included in the Borrowing Base Property, PROVIDED that such blanket policy or policies comply with all of the terms and provisions of this Section 7.7.

     (d) All policies of insurance required by this Agreement shall be issued by companies licensed to do business in the State where the policy is issued and also in The Commonwealth of Massachusetts and having a rating in Best's Key Rating Guide of at least "A-" and a financial size category of at least "XI"; PROVIDED, that such ratings and financial size categories as in effect on the date hereof shall be acceptable for the duration of the periods of any extensions or renewals of policies currently in effect, but the issuers of any subsequent policies shall be required to meet the rating and category size requirements set forth above.

     (e) Neither the REIT nor any Borrower nor any Subsidiary shall carry separate insurance, concurrent in kind or form or contributing in the event of loss, with any insurance required under this Agreement unless such insurance complies with the terms and provisions of this Section 7.7.

     (f) In the event of any loss or damage to the Borrowing Base Property in excess of the deductible, the REIT and the Borrowers shall give immediate written notice to the insurance carrier and the Administrative Agent, and the Administrative Agent shall furnish a copy of such notice promptly to each of the Lenders.

     Section 7.8. TAXES. The REIT, each Borrower and each Subsidiary of the REIT will duly pay and discharge, or cause to be paid and discharged, before the same shall become delinquent, all taxes, assessments and other governmental charges imposed upon it and upon the Borrowing Base Property and the other Real Estate, sales and activities, or any part thereof, or upon the income or profits therefrom, as well as all claims for labor, materials, or supplies that if unpaid might by law become a lien or charge upon any of its property; PROVIDED that any such tax, assessment, charge, levy or claim need not be paid if the validity or amount thereof shall currently be contested in good faith by appropriate proceedings and if the REIT, such Borrower or such Subsidiary shall have set aside on its books adequate reserves with respect thereto; and PROVIDED, FURTHER, that forthwith upon the commencement of proceedings to foreclose any lien that may have attached as security therefor, the REIT, each Borrower and each such Subsidiary either (i) will provide a bond issued by a surety reasonably acceptable to the Administrative Agent and sufficient to stay all such proceedings or (ii) if no such bond is provided, will pay each such tax, assessment, charge, levy or claim.

     Section 7.9. INSPECTION OF PROPERTIES AND BOOKS. The REIT and the Borrowers shall upon three Business Days' notice permit the Administrative Agent or any of the Administrative Agent's designated representatives, at the expense of the REIT and the Borrowers to visit and inspect during normal business hours any of the REIT, the properties of the REIT or the Borrowers or any of their respective Subsidiaries to examine the books of account of the REIT, the Borrowers and their respective Subsidiaries (and to make copies thereof and extracts therefrom) and to discuss the affairs, finances and accounts of the REIT, the Borrowers and their respective Subsidiaries with, and to be advised as to the same by, their officers, all at such reasonable times during normal business hours and intervals as the Administrative Agent may reasonably request; PROVIDED, HOWEVER, that (except as may otherwise be agreed by the Borrowers) the Administrative Agent shall not inspect any property of the REIT or any Borrower or any of their respective Subsidiaries at the expense of the REIT or any Borrower after the Initial Closing Date more than twice in any twelve-month period unless a Default or an Event of Default shall have occurred and be continuing. The REIT and the Borrowers shall permit each other Agent to so visit and inspect such properties, to examine such books of account and to discuss such affairs, finances and accounts with such officers if and so long as any Event of Default shall have occurred and be continuing.

     Section 7.10. COMPLIANCE WITH LAWS, CONTRACTS, LICENSES, AND PERMITS.

     (a) The REIT and the Borrowers will comply with, and will cause each of their Subsidiaries to comply in all material respects with (i) all applicable laws and regulations now or hereafter in effect wherever their businesses are conducted, including all Environmental Laws, (ii) the provisions of their respective corporate charters, partnership agreements or declarations of trust, as the case may be, and other charter documents and by-laws, (iii) all agreements and instruments to which any of them is a party or by which they or any of their properties may be bound (other than those described in Section 7.10(b) below) and (iv) all applicable decrees, orders, and judgments, if the failure to comply with any of the items referred to (i) through (iv) above would have a material adverse effect on the value of any Borrowing Base Property or on the business, assets or financial condition of the REIT, the Borrowers and their Subsidiaries taken as a whole. If at any time while any Loan or Note is outstanding or the Lenders have any obligation to make

Loans hereunder, any authorization, consent, approval, permit or license from any officer, agency or instrumentality of any government shall become necessary or required in order that the REIT or any Borrower may fulfill any of its obligations hereunder, the REIT and the Borrowers will immediately take or cause to be taken all reasonable steps within their power to obtain such authorization, consent, approval, permit or license and furnish the Administrative Agent with evidence thereof.

     (b) The REIT and the Borrowers will comply with, and will cause each of their Subsidiaries to comply in all material respects with, all agreements and instruments to which any of them is a party or by which they or any of their properties may be bound which relate to the maintenance or operation of any individual parcel of Real Estate owned by any of them.

     Section 7.11. USE OF PROCEEDS. The Borrowers may use the proceeds of the Loans to fund the Acquisition, the repurchase of limited partnership units of minority investors in Bradley OP and the repayment of Indebtedness of Bradley OP permitted by Section 8.1(f) and Section 8.1(n) and to finance working capital, real estate acquisitions, capital improvements and general corporate and partnership purposes; PROVIDED, HOWEVER, that the Borrowers will not, directly or indirectly, apply any part of the proceeds of any extension of credit made pursuant to the Loan Documents to purchase or to carry Margin Stock; and PROVIDED, FURTHER, that in no event shall any of such proceeds be applied to pay, redeem or purchase any Equity Interests in the REIT or any of the REIT Subordinated Notes.

     Section 7.12. FURTHER ASSURANCES. The REIT and the Borrowers will cooperate with, and will cause each of their Subsidiaries to cooperate with, the Administrative Agent and the Lenders and execute such further instruments and documents as the Lenders or the Administrative Agent shall reasonably request to carry out to their satisfaction the transactions contemplated by this Agreement and the other Loan Documents.

     Section 7.13. REIT STATUS; OPERATION OF BUSINESS. The REIT at all times will comply with all requirements of applicable laws and regulations necessary to maintain REIT Status. The REIT shall continue to operate its business in all material respects as currently advised, managed and conducted and in compliance with the terms and conditions of this Agreement and the other Loan Documents.

     Section 7.14. PARTNERSHIP STATUS. The Borrowers shall at all times comply with all requirements of the Code necessary to not be required to pay any federal income taxes under the Code, including when profitable. The REIT or Acquisition Subsidiary shall be and remain the sole general partner of each of the Borrowers, and the REIT and/or Acquisition Subsidiary shall own not less than (a) 51% of the outstanding Partnership Units (as defined in the Heritage OP Partnership Agreement) of Heritage OP and (b) 51% of the outstanding Partnership Interests (as defined in the Bradley OP Partnership Agreement). The Borrowers shall not issue limited partnership interests other than to the REIT or Acquisition Subsidiary except in exchange for transfers of Real Estate. The REIT and Acquisition Subsidiary shall observe and perform all covenants applicable to it as sole general partner of the Borrowers which are contained in the Heritage OP Partnership Agreement and the Bradley OP Partnership Agreement.

     Section 7.15. OPERATION AND CONTROL. Each Borrower shall carry on all existing business operations through itself and the Wholly Owned Subsidiaries.

     Section 7.16. VCOC/REOC QUALIFICATION STATUS. The REIT and the Borrowers shall deliver to the Administrative Agent a copy of any and all certificates delivered to The Prudential Insurance Company of America, a New Jersey mutual insurance company ("Prudential"), from time to time pursuant to Section 5.3 of the Securities Purchase Agreement dated as of July 12, 1999 (as from time to time amended as permitted hereunder, the "Prudential Securities Agreement") among the REIT, Heritage OP and Prudential or pursuant to Section 5.3 of the Securities Purchase Agreement dated as of September 8, 2000 (the "Prudential 2000 Securities Agreement") among the REIT, Heritage OP and Prudential, in each case within 30 days of any such delivery to Prudential.

     Section 7.17. COLLATERAL. In the event that the REIT Subordinated Notes shall not have been paid in full from the proceeds of new equity issued by the REIT on or before June 18, 2002, then on such date the Borrowers and their Subsidiaries shall deliver to the Administrative Agent for the benefit of the Lenders as security for the Obligations first priority perfected mortgages, deeds of trust, security interests and other liens (as the Administrative Agent shall specify) on Borrowing Base Properties the aggregate Capitalized Value of which shall be not less than 167% (or, if the option provided in Section 9.5 shall have been exercised, 182%) of the Total Commitment then in effect; PROVIDED, that the Administrative Agent may advise the Borrowers that it declines to accept such a lien on any Borrowing Base Property, which the Administrative Agent may do in its discretion, and whereupon each Borrowing Base Property so declined shall no longer be Eligible Real Estate; and PROVIDED, FURTHER, that at least 90% of the aggregate Capitalized Value of such Borrowing Base Properties shall be attributed to properties which are used principally for retail (rather than office) uses. The granting of such security shall be confirmed or supplemented by such mortgagee title insurance policies, opinions of counsel (including local real estate counsel), evidence of compliance with local real property regulations, Environmental Laws and other applicable law, evidence of the absence of Hazardous Substances, federal flood insurance coverage, evidence of insurance for the benefit of the secured lenders, environmental indemnities in favor of the secured lenders, appraisals conducted in accordance with law and regulations governing the Lenders or any of them and other documentation and information as the Administrative Agent shall require in accordance with its standard and customary secured real estate lending practices. All such documentation shall be satisfactory in form and substance to the Administrative Agent. It is understood and agreed that, in the event that payment in full of the REIT Subordinated Notes from the proceeds of new equity of the REIT shall not have occurred prior to March 18, 2002, then the Administrative Agent shall be authorized to begin the documentation and other processes which it deems necessary and advisable for the taking of security under this Section 7.17 and shall be entitled for reimbursement of all costs and expenses thereof as provided in the following sentence even if such payment then occurs on or prior to June 18, 2002. All costs and expenses of providing such security, including without limitation appraisal fees and expenses, reasonable legal fees and expenses, insurance premiums and all other reasonable expenses of the Administrative Agent, shall be for the account of the Borrowers.

     Section 7.18. BORROWING BASE COMPOSITION. So long as security for the Obligations shall not have been taken as provided in Section 7.17, the Borrowers shall not permit the aggregate Capitalized Value of Borrowing Base Properties which are used principally for retail (rather than office) uses to be less than 90% of an amount equal to the product of (a) the sum of the outstanding principal amount of the Loans and the Letter of Credit Exposure plus the aggregate amount of all unsecured Indebtedness of the Combined Group permitted by Section 8.1(j) and 8.1(n) multiplied by (b) 1.67 (or, if the option provided in Section 9.5 shall have been exercised, 1.82).

     Section 8. CERTAIN NEGATIVE COVENANTS.
                --------------------------

     The REIT and the Borrowers covenant and agree that, so long as any Loan or
Note is outstanding or any of the Lenders has any obligation to make any Revolving Loans:

     Section 8.1. RESTRICTIONS ON INDEBTEDNESS. The REIT and the Borrowers will not, and will not permit any of their respective Subsidiaries to, create, incur, assume, guarantee or be or remain liable, contingently or otherwise, with respect to any Indebtedness other than:

     (a)  Indebtedness to the Lenders arising under any of the Loan Documents;

     (b) current liabilities of the REIT, the Borrowers or their Subsidiaries incurred in the ordinary course of business but not incurred through
          (i) the borrowing of money, or (ii) the obtaining of credit except for credit on an open account basis customarily extended and in fact extended in connection with normal purchases of goods and services;

     (c) Indebtedness (i) of the REIT, the Borrowers or their Subsidiaries in respect of taxes, assessments and governmental charges or levies and
          (ii) of the REIT, the Borrowers or their Subsidiaries in respect of claims for labor, materials and supplies, in each case to the extent that payment therefor shall not at the time be required to be made in accordance with the provisions of Section 7.8;

     (d) Indebtedness of the REIT, the Borrowers or their Subsidiaries in respect of judgments or awards that have been in force for less than the applicable period for taking an appeal so long as execution is not levied thereunder or in respect of which the REIT and the Borrowers shall at the time in good faith be prosecuting an appeal or proceedings for review and in respect of which a stay of execution shall have been obtained pending such appeal or review;

     (e) endorsements for collection, deposit or negotiation and warranties of products or services, in each case incurred in the ordinary course of business by the REIT, the Borrowers or their Subsidiaries;

     (f) Non-recourse Indebtedness of the Borrowers or their Subsidiaries; PROVIDED, that this Section 8.1(f) shall not be interpreted to permit any Indebtedness that would cause the REIT and its Subsidiaries to exceed the limits in Sections 9.4 and 9.5; and PROVIDED, FURTHER, that Indebtedness of any Borrower or any Subsidiary shall not be considered

          Non-recourse Indebtedness for the purpose of this Section 8.1(f) (i) if and to the extent that such Indebtedness shall have become with recourse to any Borrower or any Subsidiary on account of the occurrence of any event or condition and such recourse status shall continue in effect for more than 45 days and (ii) if and to the extent that the outstanding principal amount of Indebtedness described in clause (i) of this proviso shall exceed $25,000,000;

     (g) Indebtedness of the REIT, the Borrowers or their Subsidiaries in respect of reverse repurchase agreements having a term of not more than 180 days with respect to Investments described in Section 8.3(d) or (e);

     (h) Capitalized Leases and Indebtedness of the REIT, the Borrowers and their Subsidiaries secured by purchase money security interests on tangible personal property of the REIT, the Borrowers and their Subsidiaries; PROVIDED, that the amount of such Indebtedness shall not exceed the book value of such tangible personal property and in any event shall not exceed $10,000,000 in aggregate amount outstanding at any time; and PROVIDED, FURTHER, that this Section 8.1(h) shall not be interpreted to permit any Indebtedness that would cause the Borrowers and their Subsidiaries to exceed the limits in Sections 9.4 and 9.5;

     (i) Indebtedness of the REIT and the Borrowers in respect of Qualified Hedge Agreements;

     (j)  Indebtedness existing on the Initial Closing Date and listed on
          SCHEDULE 8.1 hereto;

     (k) Indebtedness of each of Heritage OP and NHHLP to each other in respect of a cross-indemnification agreement between Heritage OP and NHHLP covering losses that either may incur as a result of the cross-collateralization of Non-recourse Indebtedness issued by each to Metropolitan Life Insurance Company, and Indebtedness of the REIT to each of Heritage OP and NHHLP pursuant to separate guarantees by the REIT of the amounts owing under said cross- indemnification agreement; PROVIDED, that none of the rights of Heritage OP or NHHLP under said cross-indemnification agreement or either of said guarantees shall be pledged or assigned to, or made the subject of a security interest for the benefit of, any third party, including without limitation Metropolitan Life Insurance Company or its affiliates, successors or assigns;

     (l) Indebtedness of the REIT in respect of not more than $100,000,000 aggregate principal amount of the REIT Subordinated Notes or a Qualified Refinancing thereof and Indebtedness of the REIT and Acquisition Subsidiary under the REIT Pledge Agreement; PROVIDED, that in the event and to the extent that the REIT Subordinated Notes shall be paid from moneys other than the proceeds of a Qualified Refinancing, the maximum permitted amount of Indebtedness of a Qualified Refinancing shall be reduced dollar-for-dollar;

     (m) Indebtedness (i) of any Wholly Owned Subsidiary to an Obligor other than the REIT or Acquisition Subsidiary or (ii) of any other Subsidiary of a Borrower to an Obligor other than the REIT or Acquisition Subsidiary, PROVIDED that the Investment represented by such Indebtedness is permitted by Section 8.3(i);

     (n) Indebtedness evidenced by the MTN Notes in aggregate principal amount outstanding not exceeding $275,000,000 as of the Initial Closing Date;

     (o)  Indebtedness of the REIT under the PMCC Indemnity; and

     (p) additional Indebtedness which in the aggregate does not exceed at any time $5,000,000 in principal amount outstanding.

     Section 8.2. RESTRICTIONS ON LIENS, ETC. The REIT and the Borrowers will not, and will not permit any of their Subsidiaries to, (a) create or incur or suffer to be created or incurred or to exist any lien, encumbrance, mortgage, pledge, charge, restriction or other security interest of any kind upon any of its property or assets of any character whether now owned or hereafter acquired, or upon the income or profits therefrom; (b) transfer any of its property or assets or the income or profits therefrom for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to payment of its general creditors; (c) acquire, or agree or have an option to acquire, any property or assets upon conditional sale or other title retention agreement, device or arrangement; (d) suffer to exist for a period of more than 30 days after the same shall have been incurred any Indebtedness or claim or demand against it that if unpaid might by law or upon bankruptcy or insolvency, or otherwise, be given any priority whatsoever over its general creditors; (e) sell, assign, pledge or otherwise transfer any accounts, contract rights, general intangibles, chattel paper or instruments, with or without recourse other than in the ordinary course of business; or (f) incur or maintain any obligation to any holder of Indebtedness of the REIT or any Borrower or any of their respective Subsidiaries which prohibits the creation or maintenance of any lien securing the Obligations (or requires in any circumstance or upon any contingency that any lien securing the Obligations be shared with such holder, on an "equal and ratable" basis or otherwise); PROVIDED that the REIT, any Borrower and any Subsidiary may create or incur or suffer to be created or incurred or to exist, with the consent of the Administrative Agent:

          (i) liens in favor of any Borrower on all or part of the assets of its Subsidiaries securing Indebtedness owing by such Subsidiaries to such Borrower;

          (ii) liens on properties to secure taxes, assessments and other governmental charges or claims for labor, material or supplies in respect of obligations which (A) are not yet due and payable or (B) are not yet required to be paid under Section 7.8;

          (iii) deposits or pledges made in connection with, or to secure payment of, workers' compensation, unemployment insurance, old age pensions or other Social Security obligations;

          (iv) liens on properties in respect of judgments or awards, the Indebtedness with respect to which is permitted by Section 8.1(d) PROVIDED that the aggregate amount secured by such liens at no time shall exceed $10,000,000;

          (v) encumbrances on Real Estate consisting of easements, rights of way, zoning restrictions, restrictions on the use of real property and defects and irregularities in the title thereto, landlord's or lessor's liens under leases to which the REIT, any Borrower or any of their respective subsidiaries is a party and other minor liens or encumbrances, none of which interferes materially with the use of the property affected in the ordinary conduct of the business of the REIT, the Borrowers and their respective Subsidiaries, which defects do not individually or in the aggregate have a materially adverse effect on the business of the REIT, the Borrowers and their respective Subsidiaries on a consolidated basis;

          (vi) liens on Real Estate (other than the Borrowing Base Properties) and Short-term Investments securing Non-recourse Indebtedness permitted by
     Section 8.1(f) (including cross-collateralization permitted under Section 8.11) and prohibitions imposed by the holders of Non-recourse Indebtedness permitted by Section 8.1(f) on liens and encumbrances on Real Estate and Short-term Investments subject to such Non-recourse Indebtedness;

          (vii) Capitalized Leases and purchase money security interests permitted by Section 8.1(h);

          (viii) liens in favor of the Administrative Agent and the Lenders under the Loan Documents;

          (ix) leases of Borrowing Base Property and other Real Estate in the ordinary course of business;

          (x) options and rights of first refusal on Real Estate other than Borrowing Base Property and options and rights of first refusal on Borrowing Base Property written notice of which has been provided to the Administrative Agent;

          (xi) other liens on Borrowing Base Property existing on the Initial Closing Date and listed on SCHEDULE 8.2 hereto;

          (xii) covenants in Section 2.4 of each of the MTN Supplemental Indentures restricting the incurrence of secured debt by Bradley OP and its Subsidiaries;

          (xiii) covenants in Article 8 of the PMCC Loan Agreement and other documents governing Indebtedness permitted by Section 8.1(f) restricting pledges and other transfers of Equity Interests in the REIT and its Subsidiaries;

          (xiv) the pledge securing the REIT Notes effected by the REIT Pledge Agreement; and

          (xv) other liens on properties other than the Borrowing Base Property that are not otherwise permitted by this Section 8.2 and that secure Indebtedness which in the aggregate does not exceed at any time $5,000,000 in principal amount outstanding.

     Section 8.3. RESTRICTIONS ON INVESTMENTS. The REIT and the Borrowers will not, and will not permit any of their Subsidiaries to, make or permit to exist or to remain outstanding any Investment except:

     (a) marketable direct or guaranteed obligations of the United States of America;

     (b) marketable direct obligations of any of the following: Federal Home Loan Mortgage Corporation, Student Loan Marketing Association, Federal Home Loan Banks, FNMA, Government National Mortgage Association, Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Banks, Export-Import Bank of the United States, Federal Land Banks, or any other agency or instrumentality of the United States of America;

     (c) demand deposits, certificates of deposit, bankers acceptances and time deposits of United States banks having total assets in excess of $100,000,000; PROVIDED, HOWEVER, that the aggregate amount at any time so invested with any single bank having total assets of less than $5,000,000,000 will not exceed $500,000;

     (d) securities commonly known as "commercial paper" issued by a corporation organized and existing under the laws of the United States of America or any State which at the time of purchase are rated by Moody's or by S&P at not less than "P 1" or "P 2" if then rated by Moody's, and not less than "A 1" or "A 2" if then rated by S&P;

     (e) mortgage-backed securities guaranteed by the Government National Mortgage Association, FNMA or the Federal Home Loan Mortgage Corporation and other mortgage-backed bonds which at the time of purchase are rated by Moody's or by S&P at not less than "Aa" if then rated by Moody's and not less than "AA" if then rated by S&P; PROVIDED, that the aggregate value (based on current market value) of such Investments held by the REIT and its Subsidiaries at any time shall not exceed $10,000,000;

     (f) repurchase agreements having a term not greater than 90 days and fully secured by securities described in the foregoing subsection (a), (b) or (e) with banks described in the foregoing subsection (c) or with financial institutions or other corporations having total assets in excess of $500,000,000;

     (g) shares of so-called "money market funds" registered with the SEC under the Investment Company Act of 1940 which attempt to maintain a level per-share value, invest principally in Investments described in the foregoing subsections (a) through (f) and have total assets in excess of $50,000,000;

     (h) Investments of the REIT, the Borrowers or their Subsidiaries in fee interests in Real Estate utilized principally for commercial purposes, including earnest money deposits relating thereto and transaction costs;

     (i) Investments (A) in Wholly Owned Subsidiaries (other than Acquisition Subsidiary) and (B) subject to the limitation of Section 9.8(b), in other Subsidiaries of the REIT and the Borrowers and in investments in joint ventures that are for the purpose of owning commercial real estate; PROVIDED, that so long as any Default or Event of Default shall have occurred and be continuing, no additional Investment shall be made under clause (B) hereof;

     (j) Investments that are consistent with general business practices and strategies of the REIT and the Borrowers as of the Initial Closing Date and that do not exceed in the aggregate $1,000,000.

     (k) Investments consisting of recourse to the general credit of the REIT, any Borrower or any Subsidiary with respect to any Non-recourse Indebtedness, to the extent that such recourse is permitted by the definition of Non-recourse Indebtedness in Section 1.1, and Investments consisting of guarantees constituting Non-recourse Indebtedness permitted by Section 8.1(f) and Section 8.11;

     (l) Investments consisting of the cross-indemnifications and guarantees permitted by Section 8.1(k);

     (m)  the Investments contemplated by the Acquisition Agreement;

     (n) so long as payment therefor is permitted under Section 8.8, repurchases of limited partnership units held by minority investors in Heritage OP or Bradley OP; and

     (o) so long as no Default or Event of Default shall have occurred and be continuing, Investments consisting of purchases of MTN Notes.

     Section 8.4. MERGER, CONSOLIDATION. The REIT and the Borrowers will not, and will not permit any of their Subsidiaries to, become a party to any merger or consolidation except (a) the merger or consolidation of one or more of the Subsidiaries of any Borrower with and into such Borrower, (b) the merger or consolidation of two or more Subsidiaries of any Borrower (PROVIDED, that if one of such Subsidiaries is a Guarantor, then the surviving entity of such merger shall be a Guarantor), (c) the merger or consolidation of two or more Borrowers and (d) the merger or consolidation (i) of any Borrower with another Person in which such Borrower is the surviving entity or (ii) of any Subsidiary of a Borrower with another Person (excluding the REIT, Acquisition Subsidiary or a Borrower) in which such Subsidiary is the surviving entity and, in either case, prior to which the REIT and the Borrowers shall have provided to each of the Lenders a Compliance Certificate prepared on a PRO FORMA basis using the financial statements of the REIT and its Subsidiaries most recently provided or required to be provided to the Lenders under Section 6.4 or Section 7.4 adjusted in the best good faith estimate of the REIT and the Borrowers to give effect to such merger or consolidation and demonstrating that no Default or Event of Default with respect to the covenants referred to therein shall exist after giving effect to such merger or consolidation.

     Section 8.5. SALE AND LEASEBACK. The REIT and the Borrowers will not, and will not permit any of their Subsidiaries to, enter into any arrangement, directly or indirectly, whereby the REIT, any Borrower or any Subsidiary shall sell or transfer any Real Estate owned by it in order that then or thereafter the REIT, such Borrower or such Subsidiary shall lease back such Real Estate unless the REIT, such Borrower or such Subsidiary shall physically occupy substantially all of such Real Estate as lessee for its corporate offices.

     Section 8.6. COMPLIANCE WITH ENVIRONMENTAL LAWS. The REIT and the Borrowers will not, and will not permit any of their Subsidiaries to, do any of the following: (a) use any of the Real Estate or any portion thereof as a facility for the handling, processing, storage or disposal of Hazardous Substances, except for small quantities of Hazardous Substances used in the ordinary course of business and in compliance with all applicable Environmental Laws, (b) cause or permit to be located on any of the Real Estate any underground tank or other underground storage receptacle for Hazardous Substances except in compliance with Environmental Laws, (c) generate any Hazardous Substances on any of the Real Estate except in compliance with Environmental Laws, (d) conduct any activity at any Real Estate or use any Real Estate in any manner so as to cause a Release of Hazardous Substances on, upon or into the Real Estate or any threatened Release of Hazardous Substances which might give rise to liability under CERCLA or any other Environmental Law, or (e) directly or indirectly transport or arrange for the transport of any Hazardous Substances (except in compliance with all Environmental Laws), any of which activities described in clauses (a) through (e) above would have a material adverse effect on the value of any Borrowing Base Property or on the business, assets or financial condition of the REIT, the Borrowers and their Subsidiaries taken as a whole.

     The REIT and the Borrowers shall:

          (i) in the event of any change in Environmental Laws governing the assessment, release or removal of Hazardous Substances, which change would lead a prudent lender to require additional testing to avail itself of any statutory insurance or limited liability, take all reasonable action (including, without limitation, the conducting of engineering tests at the sole expense of the REIT and the Borrowers) to determine whether Hazardous Substances are or ever were Released or disposed of on the Borrowing Base Property (other than in compliance with Environmental Laws after giving effect to such change); and

          (ii) if any Release or disposal of Hazardous Substances shall occur or shall have occurred on the Borrowing Base Property (including without limitation any such Release or disposal occurring prior to the acquisition of such Borrowing Base Property by the REIT, any Borrower or any Subsidiary), cause the prompt containment and removal of such Hazardous Substances and remediation of the Borrowing Base Property in compliance with all applicable laws and regulations; PROVIDED, that all such actions shall be required to be taken only by or pursuant to the advice of an Environmental Engineer; and PROVIDED, FURTHER, that the REIT, the Borrowers and their Subsidiaries shall be deemed to be in compliance with Environmental Laws for the purpose of this clause (ii) so long as any of them or a responsible third party with sufficient financial resources is taking reasonable action to remediate or manage any event of noncompliance in accordance with the advice of an Environmental Engineer and no action shall have been commenced by any enforcement agency.

     All costs related to environmental compliance requirements shall be included in the Borrowers' capital expenditures budgets (unless a third party as described above is responsible for such costs of compliance and is taking reasonable action to remediate or manage any event of noncompliance as described above).

     The Administrative Agent may engage its own Environmental Engineer to review the environmental assessments and the compliance of the REIT and the Borrowers with the covenants contained herein and the recommendations of the Borrowers' Environmental Engineer. The REIT and the Borrowers will take all reasonable precautions to identify environmental liabilities and not to incur environmental liabilities that would have a material adverse effect on the Borrowing Base Properties taken as a whole.

     At any time after an Event of Default shall have occurred hereunder, or, whether or not an Event of Default shall have occurred, at any time after the Administrative Agent or the Majority Lenders shall receive notice from the REIT or any Borrower of a Release or threatened Release of Hazardous Substances, or shall have received notice from any other source deemed reliable by the Administrative Agent or the Majority Lenders that a Release of Hazardous Substances may have occurred, relating to any Borrowing Base Property, the Administrative Agent may at its election (and will at the request of the Majority Lenders) after five days prior notice to the REIT and the Borrowers obtain such environmental assessments of such Borrowing Base Property prepared by an Environmental Engineer as may be necessary or advisable for the purpose of evaluating or confirming (i) whether any Hazardous Substances are present in the soil or water at or adjacent to such Borrowing Base Property and (ii) whether the use and operation of such Borrowing Base Property comply with all Environmental Laws. Environmental assessments may include detailed visual inspections of such Borrowing Base Property including, without limitation, any and all storage areas, storage tanks, drains, dry wells and leaching areas, and the taking of soil samples, as well as such other investigations or analyses as are necessary or appropriate for a complete determination of the compliance of such Borrowing Base Property and the use and operation thereof with all applicable Environmental Laws. All such environmental assessments shall be at the sole cost and expense of the REIT and the Borrowers.

     Section 8.7. [INTENTIONALLY OMITTED].

     Section 8.8. DISTRIBUTIONS. In any Test Period the aggregate amount of Distributions by the Combined Group, determined on a combined basis, shall not exceed 90% of the combined and consolidated Funds From Operations of the Combined Group for such Test Period, except to the extent (and only to the extent) that for any Test Period the sum of (a) the amount of Distributions required under the Code to be made by the REIT with respect to such Test Period in order to maintain the REIT Status of the REIT, (b) the amount of interest payable during such Test Period on the REIT Subordinated Notes, (c) the amount required to be paid by Bradley OP during such

Test Period in order to pay the current return on limited partnership units outstanding as of the Initial Closing Date to which such unitholders are entitled under Section 8.4B of the Bradley OP Partnership Agreement and in order to repurchase limited partnership units of Bradley OP outstanding as of the Initial Closing Date that are put to Bradley OP pursuant to Section 3.2 of the Bradley OP Partnership Agreement and (d) the amount required to be paid by Heritage OP and/or Bradley OP during such Test Period in order to repurchase limited partnership units in Heritage OP or Bradley OP that are not outstanding as of the Initial Closing Date which are put to Heritage OP or Bradley OP pursuant to agreements between such Borrower and such limited partners, in each case as evidenced by a certificate of the principal financial or accounting officer of the REIT containing calculations in reasonable detail satisfactory in form and substance to the Administrative Agent, shall exceed such 90%; PROVIDED, HOWEVER, that in the event that any Event of Default shall have occurred and be continuing, the Borrowers and the other members of the Combined Group shall make no Distributions whatsoever. No proceeds of any Distributions by any member of the Combined Group or other funds of the Combined Group shall be used to pay principal of or to repurchase or redeem any of the REIT Subordinated Notes except to the extent that funds are available for such purpose within the limit on Distributions set by this Section 8.8.

     Section 8.9. ASSET SALES. Neither any Borrower nor any other Obligor shall sell, transfer or otherwise dispose of any Borrowing Base Property (except as the result of a condemnation or casualty and except for the granting of Permitted Liens) unless there shall have been delivered to the Lenders (a) a statement that no Default or Event of Default exists or will exist after giving effect to such sale, transfer or other disposition, (b) a PRO FORMA Compliance Certificate demonstrating that the REIT and the Borrowers will be in compliance with their covenants referred to therein after giving effect to such sale, transfer or other disposition and the application of the proceeds thereof and
(c) the computation of the Borrowing Base Availability after giving effect to such sale, transfer or other disposition and the application of the proceeds thereof. In the event that after giving effect to any sale, transfer or other disposition of Real Estate by the Borrowers or any other Obligor the sum of the outstanding principal amount of the Loans plus the Letter of Credit Exposure shall exceed the Borrowing Base Availability, then the proceeds (net of customary broker fees and other transaction costs and, in the case of assets other than Borrowing Base Properties, net of any debt secured by a lien thereon) of such sale, transfer or disposition shall be applied first to the reduction of the Loans and the cash collateralization of any Letter of Credit Exposure in the order prescribed in Section 3.2 before being applied to any other purposes of the REIT or the Borrowers. In any period of four consecutive fiscal quarters the aggregate Capitalized Value of the Borrowing Base Property sold, transferred or disposed of by the Borrowers and the other Obligors shall not exceed the sum of
(i) fifteen percent (15%) of the aggregate Capitalized Value of the Borrowing Base Property as of the first day of such period plus (ii) the aggregate Capitalized Value attributable to Borrowing Base Properties acquired after the first day of such period. The provisions of this Section 8.9 shall not apply to or restrict the transfer of a Borrowing Base Property from a Borrower or from any other Wholly Owned Subsidiary which is a Subsidiary of a Borrower to a Borrower or to a Wholly Owned Subsidiary which is a Subsidiary of a Borrower.

     Section 8.10. TRANSACTIONS WITH AFFILIATES. No Obligor shall effect any transaction with any Affiliate of such Obligor (except with another Obligor) which is on a basis less favorable to such

Obligor than would be the case if such transaction had been effected with a non-Affiliate on an arm's-length basis.

     Section 8.11. CERTAIN GUARANTEES. Notwithstanding Section 8.1(f), two or more issues of Non-recourse Indebtedness of the Borrowers and/or one or more Subsidiaries may not be cross-guaranteed or cross-collateralized unless (a) each of such guarantees constitutes Non-recourse Indebtedness, (b) the loan-to-value ratio of each item of Non-recourse Indebtedness shall not exceed 75% as of the date of its incurrence and (c) the total value of all Real Estate subject to such pooled Non-recourse Indebtedness shall not exceed 40% of the Combined Total Asset Value of the Combined Group as of the date of the incurrence of such Non-recourse Indebtedness.

     Section 8.12. ERISA, ETC. Each of the Borrowers and the REIT shall comply, and shall cause all ERISA Affiliates to comply, in all material respects, with the provisions of ERISA and the Code applicable to each Plan. Each of the Borrowers and the REIT shall meet, and shall cause all ERISA Affiliates to meet, all minimum funding requirements applicable to them with respect to any Plan pursuant to section 302 of ERISA or section 412 of the Code, without giving effect to any waivers of such requirements or extensions of the related amortization periods which may be granted. At no time shall the Accumulated Benefit Obligations under any Plan that is not a Multiemployer Plan exceed the fair market value of the assets of such Plan allocable to such benefits by more than $500,000. The Borrowers and the REIT shall not withdraw, and shall cause all other ERISA Affiliates not to withdraw, in whole or in part, from any Multiemployer Plan so as to give rise to withdrawal liability exceeding $500,000 in the aggregate. At no time shall the actuarial present value of unfunded liabilities for post-employment health care benefits, whether or not provided under a Plan, calculated in a manner consistent with Statement No. 106 of the Financial Accounting Standards Board, exceed $500,000.

     Section 8.13. MANAGEMENT FEES. For any fiscal quarter, the REIT, the Borrowers and their Subsidiaries collectively shall not pay management fees to non-Affiliates of the REIT and its Subsidiaries in excess of three percent (3%) of the gross revenues collectively received by such entities from Real Estate properties for such fiscal quarter.

     Section 8.14. COMPLIANCE WITH MATERIAL AGREEMENTS; NO LIMITATION OF LOAN DOCUMENTS. Each of the REIT, the Borrowers and their Subsidiaries shall comply in all material respects with the Material Agreements (to the extent not in violation of the other provisions of this Agreement or any other Loan Document). Without the prior written consent of the Majority Lenders, (a) no Material Agreement shall be amended, modified, waived or terminated in any manner by the REIT, any Borrower or any Subsidiary that would have in any material respect an adverse effect on the interests of the Lenders and (b) none of the REIT and its Subsidiaries shall maintain or enter into any agreement containing any provision which restricts the ability of the Obligors to amend or modify this Agreement or any other Loan Document.

     Section 9. FINANCIAL COVENANTS.
                -------------------

     The REIT and the Borrowers covenant and agree that, so long as any Loan or
Note is outstanding or any Lender has any obligation to make any Loans each of them will comply with the following:

     Section 9.1. BORROWING BASE COVERAGE. The Borrowers will not permit the aggregate Facility Cash Flow for the Borrowing Base Properties for any fiscal quarter to be less than 175% of the sum of (a) amount of regularly scheduled payments of principal of and interest on all unsecured debt permitted by Sections 8.1(n) and 8.1(p) of the Combined Group during such fiscal quarter plus
(b) the imputed debt service payment for the highest aggregate principal amount of the Loans and Letter of Credit Exposure outstanding on any day during such fiscal quarter determined using the greater of (i) (A) a 25-year amortization schedule and (B) an annual rate of interest equal to the greater of (1) the actual average daily interest rate on the Loans in effect during such fiscal quarter or (2) the sum of the published rate of interest on generally available debt securities customarily issued by the Treasury of the United States of America which have a maturity date most closely approximately the tenth anniversary of the last day of such fiscal quarter plus 200 basis points or (ii) a minimum constant of nine and one-half percent (9.5%).

     Section 9.2. DEBT SERVICE COVERAGE. The Borrowers will not permit (a) the total of (i) the combined and consolidated EBITDA of the Combined Group for any Test Period minus (ii) an annual allowance (prorated to the extent that such Test Period is less than one year) for capital expenditures equal to $0.20 per square foot for each retail and office facility owned by the Combined Group (other than properties for which the tenant bears full responsibility for all capital maintenance pursuant to a triple net lease), to be less than (b) 1.75 times the sum of (i) the combined and consolidated Interest Expense of the Combined Group for such Test Period plus (ii) the amount of regularly scheduled payments of principal of Indebtedness for borrowed money or the deferred purchase price of property due and payable by the Combined Group for such Test Period (excluding balloon payments to the extent paid from the proceeds of new or renewal Indebtedness permitted hereunder), determined on a combined and consolidated basis.

     Section 9.3. MINIMUM COMBINED NET WORTH. The Borrowers will not permit the Combined Net Worth of the Combined Group on the last day of any fiscal quarter to be less than the sum of (a) $565,537,300 plus (b) 100% of the consolidated amount realized by the REIT and the Combined Group (net of issuance costs) from the issuance of equity securities (excluding the amount of equity sale proceeds, if any, applied to repay principal of the REIT Subordinated Notes) and the receipt of capital contributions (measured in the case of payments or contributions of assets other than cash by the initial book value of such assets recorded in the books of the REIT or the applicable member of the Combined Group) after September 18, 2000.

     Section 9.4. SECURED DEBT. At no time shall the aggregate outstanding principal amount of Indebtedness of the Combined Group secured by liens permitted by Sections 8.2(vi), 8.2(vii) and 8.2(xv) determined on a combined and consolidated basis, exceed forty percent (40%) of the Combined Total Asset Value of the Combined Group.

     Section 9.5. TOTAL DEBT. At no time shall the sum of the outstanding principal amount of the Loans and the Letter of Credit Exposure and the aggregate outstanding amount of other Indebtedness of the Combined Group permitted by Sections 8.1(f), 8.1(h), 8.1(j), 8.1(n) and 8.1(p) determined on a combined and consolidated basis, exceed fifty-five percent (55%) of the Combined Total Asset Value of the Combined Group; PROVIDED, HOWEVER, that, at the option of the Borrowers exercisable by written notice to the Administrative Agent at any time that no

Default or Event of Default shall have occurred and be continuing, the percentage in this Section 9.5 shall be increased to sixty percent (60%) and the sixty percent (60%) figure in clause (a) of the definition of "Borrowing Base Availability" in Section 1.1 automatically shall be reduced simultaneously to fifty-five percent (55%). The option provided in the proviso to the preceding sentence may be reversed and re-exercised, as the Borrowers shall elect, PROVIDED that on each such reversal and re-election there shall be a corresponding reversal or re-election of the change to the definition of "Borrowing Base Availability"; and PROVIDED, FURTHER, that the option of the Borrowers to exercise or reverse such option shall terminate in the event that the Obligations become secured, whether pursuant to Section 7.17 or otherwise.

     Section 9.6. PORTFOLIO DEBT SERVICE. The Borrowers will not permit (a) the total of (i) the combined and consolidated EBITDA of the Combined Group for any Test Period minus (ii) an annual allowance for capital expenditures equal to $0.20 per square foot for each retail and office facility owned by the Combined Group (other than properties for which the tenant bears full responsibility for all capital maintenance pursuant to a triple net lease), to be less than (b) 150% of the imputed debt service payment for the principal amount of the Combined Total Indebtedness outstanding on the last day of such Test Period determined using the greater of (i) (A) a 25-year amortization schedule and (B) an annual rate of interest equal to the greater of (1) the actual average daily interest rate on the Loans and Letter of Credit Exposure outstanding during such Test Period or (2) the sum of the published rate of interest on generally available debt securities customarily issued by the Treasury of the United States of America which have a maturity date most closely approximately the tenth anniversary of the last day of such Test Period plus 200 basis points or
(ii) a minimum constant of nine and one-half percent (9.5%).

     Section 9.7. FIXED CHARGE COVERAGE. The REIT and the Borrowers will not permit (a) the total of (i) the consolidated EBITDA of the REIT and its Subsidiaries for any Test Period minus (ii) an annual allowance for capital expenditures equal to $0.20 per square foot for each retail and office facility owned by the REIT and its Subsidiaries (other than properties for which the tenant bears full responsibility for all capital maintenance pursuant to a triple net lease), to be less than (b) 100% of the consolidated Fixed Charges of the REIT and its Subsidiaries during such Test Period.

     Section 9.8. MAXIMUM DEVELOPMENT ASSETS AND LAND ASSETS. The Borrowers will not permit at any time (a) the aggregate value of the Development Assets of the Combined Group to exceed fifteen percent (15%) of the Combined Total Asset Value of the Combined Group, (b) the aggregate value of the Land Assets of the Combined Group to exceed five percent (5%) of the Combined Total Asset Value of the Combined Group or (c) the aggregate amount of Investments of the REIT, the Borrowers and the Wholly Owned Subsidiaries permitted by Section 8.3(i)(B) to exceed five percent (5%) of the Combined Total Asset Value of the Combined Group. For the purposes of this Section 9.8 (but not for any other purpose of this Agreement) the Development Assets and Land Assets will be valued as provided in the definition of Total Asset Value in Section 1.1 (except that there shall be added to the value of each Development Asset an amount equal to the aggregate amount committed and/or budgeted by the Borrowers and their Subsidiaries for cost of developing, designing, constructing and equipping such Development Asset but not yet expended) and other Investments shall be valued at their cost.

     Section 9.9. MTN COVENANTS. Bradley OP and its Subsidiaries will comply at all times with the requirements of Section 2.4 of the MTN Supplemental Indentures.

     Section 9.10. COLLATERAL CAPACITY. Until the earlier of (i) the date that the MTN Notes shall no longer be outstanding and (ii) the date on which either the Obligations shall be collateralized as provided in Section 7.17 or the requirement of Section 7.17 shall have elapsed without such collateralization, Bradley OP and its Subsidiaries shall so limit "Unsecured Indebtedness" and "Encumbrances" (each as defined in the MTN Supplemental Indentures) and shall so maintain "Total Assets" and "Total Unencumbered Assets" (each as defined in the MTN Supplemental Indentures) such that as of the last day of each fiscal quarter, commencing with the fiscal quarter ending September 30, 2000, Bradley OP and its Subsidiaries would be able to perform their obligation under Section
7.17 without violating any term of the MTN Supplemental Indentures, assuming for the purposes of this Section 9.10 that the collateralization under Section 7.17 had to be effected on such day and that the amount of the Total Commitment as of such day is equal to the sum of the aggregate principal amount of the Loans plus the Letter of Credit Exposure outstanding on such day.

     Section 10. CLOSING CONDITIONS.
                 ------------------

     The obligations of the Administrative Agent and the Lenders to make the Revolving Loans and issue Letters of Credit from and after the Initial Closing Date shall be subject to the satisfaction of the following conditions precedent on or prior to the Initial Closing Date:

     Section 10.1. LOAN DOCUMENTS. Each of the Loan Documents shall have been duly executed and delivered by the respective parties thereto, shall be in full force and effect and shall be in form and substance satisfactory to each Lender. Revolving Credit Notes and Term Notes satisfactory in form and substance to the Lenders shall have been executed on behalf of the Borrowers and delivered to the Lenders.

     Section 10.2. CERTIFIED COPIES OF ORGANIZATIONAL DOCUMENTS. Each of the Lenders shall have received from the REIT and the Borrowers copies, certified as of a recent date by the appropriate officer of each State in which the REIT, the Borrowers or any Guarantor is organized and a duly authorized officer of the REIT to be true and complete, of the certificate of incorporation of the REIT, the certificates of limited partnership of the Borrowers and each organizational document of each Guarantor, in each case as amended through the Initial Closing Date. Each of the Lenders shall have received from Heritage OP a copy, certified as of the Initial Closing Date by a duly authorized officer of the REIT as general partner of Heritage OP, of the Heritage OP Partnership Agreement as amended through the Initial Closing Date. Each of the Lenders shall have received from Bradley OP a copy, certified as of the Initial Closing Date by a duly authorized officer of Acquisition Subsidiary as general partner of Bradley OP, of the Bradley OP Partnership Agreement as amended through the Initial Closing Date.

     Section 10.3. BY-LAWS; RESOLUTIONS. All action on the part of the REIT, the Borrowers and each Guarantor necessary for the valid execution, delivery and performance by each of the REIT, the Borrowers and such Guarantor of this Agreement and the other Loan Documents to which it is or is to become a party shall have been duly and effectively taken, and evidence thereof satisfactory to the Administrative Agent shall have been provided to each of the Lenders. Each of the

Lenders shall have received from each of the REIT, each Borrower and each applicable Guarantor true copies of its by-laws and the resolutions adopted by its shareholders and board of directors, partners, beneficiaries and trustees, as the case may be, authorizing the transactions described herein, each certified by its clerk, secretary, trustee or authorized partner (as the case may be) as of a recent date to be true and complete.

     Section 10.4. INCUMBENCY CERTIFICATE; AUTHORIZED SIGNERS. Each of the Lenders shall have received from the REIT, each Borrower and each Guarantor an incumbency certificate, dated as of the Initial Closing Date, signed by a duly authorized officer of the REIT or officer, trustee or partner (as the case may be) of each Borrower and each Guarantor and giving the name and bearing a specimen signature of each individual who shall be authorized: (a) to sign, in the name and on behalf of the REIT, each such Borrower and each such Guarantor, each of the Loan Documents to which the REIT, such Borrower or such Guarantor is or is to become a party; (b) to make Loan and Conversion Requests; and (c) to give notices and to take other action on behalf of the REIT or the Borrowers under the Loan Documents.

     Section 10.5. OPINIONS OF COUNSEL. Each of the Lenders shall have received the favorable opinions addressed to the Lenders and the Administrative Agent and dated as of the Initial Closing Date, in form and substance satisfactory to the Administrative Agent, from (i) Bingham Dana LLP, special counsel to the REIT, the Borrowers and the Guarantors and (ii) Ballard Spahr Andrews & Ingersoll LLP, special Maryland counsel to the REIT, Acquisition Subsidiary and Heritage Realty Special LP Corporation. The REIT, the Borrowers and the Guarantors hereby authorize and direct such counsel to deliver all such opinions.

     Section 10.6. PERFORMANCE; NO DEFAULT. The REIT and the Borrowers shall have performed and complied with all terms and conditions herein required to be performed or complied with by it on or prior to the Initial Closing Date, and on the Initial Closing Date there shall exist no Default or Event of Default; and the Lenders shall have received a certificate to these effects signed on behalf of the REIT and the Borrowers by their respective chief financial officers.

     Section 10.7. REPRESENTATIONS AND WARRANTIES. The representations and warranties made by the REIT and the Borrowers and their respective Subsidiaries in the Loan Documents or otherwise made by or on behalf of the REIT, any Borrower or any such Subsidiary in connection therewith or after the date thereof shall have been true and correct in all material respects when made and shall also be true and correct in all material respects on the Initial Closing Date.

     Section 10.8. COMPLIANCE CERTIFICATE. A Compliance Certificate dated as of the date of the Initial Closing Date demonstrating compliance with each of the covenants calculated therein as of the fiscal quarter ended June 30, 2000 or the Initial Closing Date, as applicable, and calculations demonstrating that all Indebtedness proposed to be incurred by Bradley OP and its Subsidiaries on the Initial Closing Date is permitted under the MTN Supplemental Indentures and that no default under the MTN Supplemental Indentures will exist as of such date.

     Section 10.9. CLOSING FEE. The Borrowers shall have paid Fleet the closing fee provided in the Fee Letter.

     Section 10.10. ACQUISITION AND CAPITALIZATION. Other than as consented to by the Administrative Agent in writing:

     (a) The provisions of the Acquisition Agreement shall not have been amended, modified, waived or terminated.

     (b) All of the representations and warranties of Bradley Inc. set forth in the Acquisition Agreement shall be complete and correct in all material respects on and as of the Initial Closing Date with the same force and effect as though made on and as of such date.

     (c) All of the other conditions to the obligations of the REIT and its Subsidiaries set forth in the Acquisition Agreement shall have been satisfied.

     (d) Any materials consent, authorization, order or approval of any Person required in connection with the transactions contemplated by the Acquisition Agreement shall have been obtained and shall be in full force and effect.

     (e) All of the items required to be delivered under the Acquisition Agreement shall have been so delivered.

     (f) The merger of Bradley Inc. into Acquisition Subsidiary shall have been consummated in accordance with the Acquisition Agreement and Maryland corporate law.

     (g) In connection with the Acquisition, (i) the REIT shall have received not less than $100,000,000 in capital contributions from third-party investors in exchange for the issuance of preferred stock and common stock of the REIT pursuant to the Prudential 2000 Securities Agreement and not more than $100,000,000 in proceeds of REIT Subordinated Notes (PROVIDED that the total proceeds received by the REIT as described in this clause (i) shall be not less than $200,000,000) and (ii) Heritage OP and Heritage SPE LLC shall have issued approximately $270,000,000 of long-term secured debt pursuant to the PMCC Loan Agreement or other Non-recourse Indebtedness, in each case on terms and conditions reasonably satisfactory to the Administrative Agent and the Lenders.

     Section 10.11. CLOSING CERTIFICATE. Contemporaneously with the making by the Lenders of the first extension of credit hereunder, the REIT and the Borrowers shall have furnished to the Lenders a certificate, signed by the chief financial officer of each of the REIT and the Borrowers, requesting the advance of the Term Loans under Section 2A and representing that the closing has occurred under the Acquisition Agreement and that each of the conditions set forth in this Section 10 has been satisfied.

     Section 10.12. TERMINATION OF PRIOR CREDIT AGREEMENTS. Contemporaneously with the initial advances hereunder, the Borrowers shall have paid in full all principal, interest and other accrued and outstanding amounts under the Prior Credit Agreements, all commitments to extend further credit under the Prior Credit Agreements shall have been terminated, all liens (if any) securing amounts owing under the Prior Credit Agreements shall have been released and the Prior Credit Agreements shall have become terminated and of no further force and effect (except for unsecured reimbursement obligations in respect of continuing letters of credit, if any, and indemnity provisions that by their terms survive the termination of the Prior Credit Agreements).

     Section 10.13. MATERIAL AGREEMENTS. Each of the Material Agreements shall be in full force and effect in form and substance as contemplated by Section 6.8.

     Section 10.14. INTEREST RATE HEDGE. The Borrowers shall have entered into an interest rate hedge agreement with respect to the full $150,000,000 aggregate principal value of the Term Loans, on terms satisfactory to the Majority Lenders.

     Section 10.15. NO ADVERSE MARKET CHANGE. Since September 14, 2000, no material adverse change shall have occurred in the syndication markets for credit facilities similar in nature to this Agreement and no material disruption of or material adverse change in the financial, banking or capital markets that would have an adverse effect on such syndication market shall have occurred, in each case as determined by the Administrative Agent, the Lenders and the Arranger in their sole discretion.

     Section 10.16. CERTIFICATES OF INSURANCE. The Administrative Agent shall have received (a) current certificates of insurance as to all of the insurance maintained by the Borrowers and their Subsidiaries on the Real Estate (including flood insurance if necessary) from the insurer or an independent insurance broker, identifying insurers, types of insurance, insurance limits, and policy terms, and (b) such further information and certificates from the Borrowers, their insurers and insurance brokers as the Administrative Agent may reasonably request.

     Section 10.17. PROCEEDINGS AND DOCUMENTS. All proceedings in connection with the transactions contemplated by this Agreement, the other Loan Documents and the Acquisition Agreement shall be reasonably satisfactory to the Administrative Agent and the Administrative Agent's Special Counsel in form and substance. The Administrative Agent shall have received all information and such counterpart originals or certified copies of such documents, instruments, certificates, opinions, assurances, consents and approvals other than those specified above as the Administrative Agent and the Administrative Agent's Special Counsel may reasonably require.

     Section 11. CONDITIONS TO ALL BORROWINGS.
                 ----------------------------

     The obligations of the Lenders to make any Loan or to issue any Letter of Credit, whether on or after the Initial Closing Date, shall also be subject to the satisfaction of the following conditions precedent:

     Section 11.1. REPRESENTATIONS TRUE; NO DEFAULT. Each of the representations and warranties of the REIT, the Borrowers and their Subsidiaries contained in this Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with this Agreement shall be true as of the date as of which they were made and shall also be true at and as of the time of the making of such Loan or the issuance of such Letter of Credit, with the same effect as if made at and as of that time (except to the extent of changes resulting from transactions contemplated or permitted by this Agreement and the other Loan Documents and except to the extent that such representations and warranties relate expressly to an earlier date); and no Default or Event of Default shall have occurred and be continuing or will exist immediately after giving effect to the making of such Loan or the issuance of such Letter of Credit or, with respect to any Default or Event of Default under Section 9 which could be caused by the incurrence of Indebtedness, as of the last day of the current fiscal quarter of the Borrowers (including without limitation any breach of the additional debt incurrence tests contained in the MTN Supplemental Indentures, so long as any such instrument shall remain in effect). Each of the Lenders shall have received a certificate of the REIT and the Borrowers signed by an authorized officer of the REIT and the Borrowers to such effect.

     Section 11.2. NO LEGAL IMPEDIMENT. No change shall have occurred in any law or regulations thereunder or interpretations thereof that in the reasonable opinion of any Lender would make it illegal for such Lender to make such Loan or to issue any Letter of Credit.

     Section 11.3. GOVERNMENTAL REGULATION. Each Lender shall have received such statements in substance and form reasonably satisfactory to such Lender as such Lender shall require for the purpose of compliance with any applicable regulations of the Comptroller of the Currency or the Board of Governors of the Federal Reserve System.

     Section 11.4. PROCEEDINGS AND DOCUMENTS. All proceedings in connection with the Loan shall be satisfactory in substance and in form to the Administrative Agent, and the Administrative Agent and the Lenders shall have received all information and such counterpart originals or certified or other copies of such documents as the Administrative Agent or the Majority Lenders may reasonably request.

     Section 11.5. BORROWING DOCUMENTS. In the case of any request for a Revolving Loan or a Letter of Credit, each of the Lenders shall have received the request for a Revolving Loan and certification required by Section 2.6 or, as the case may be, the request for a Letter of Credit and certification required by Section 2.9, in each case in the form of EXHIBIT B hereto, fully completed.

     Section 12. EVENTS OF DEFAULT; ACCELERATION; ETC.
                 ------------------------------------

     Section 12.1. EVENTS OF DEFAULT AND ACCELERATION. If any of the following events ("Events of Default" or, if the giving of notice or the lapse of time or both is required, then, prior to such notice or lapse of time, "Defaults") shall occur:

     (a) any Borrower shall fail to pay any principal of the Loans or reimbursement of payments under Letters of Credit when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;

     (b) any Borrower shall fail to pay any interest on the Loans or any other sums due hereunder or under any of the other Loan Documents, within two days of when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;

     (c) the REIT or any Borrower or other Obligor shall fail to comply with any covenant contained in Section 7.7. Section 7.9, Section 7.17,
          Section 8 or Section 9;

     (d) any Obligor shall fail to perform any other term, covenant or agreement contained herein or in any of the other Loan Documents (other than those specified above in this Section 12.1), and such failure shall continue for 30 days after an executive or financial officer of the REIT or any Borrower shall have actual knowledge thereof or written notice thereof shall have been given to the REIT and the Borrowers by the Administrative Agent;

     (e) any representation or warranty of any Obligor in this Agreement or any other Loan Document or in any other document or instrument delivered pursuant to or in connection with this Agreement shall prove to have been false in any material respect upon the date when made or deemed to have been made or repeated; PROVIDED, that, if such false representation or warranty shall have been made without any Obligor having actual knowledge of its falsehood, such falsity shall continue for 15 days after an executive or financial officer of the REIT or any Borrower shall have actual knowledge thereof or written notice thereof shall have been given to the REIT and the Borrowers by the Administrative Agent;

     (f) with respect to (i) any Indebtedness other than Non-recourse Indebtedness valued in the aggregate in excess of $10,000,000 or (ii) any Non-recourse Indebtedness valued in the aggregate in excess of $25,000,000, the REIT, any Borrower or any of their Subsidiaries shall fail to pay at maturity, or within any applicable period of grace, any obligation for borrowed money or credit received or in respect of any Capitalized Leases, or fail to observe or perform any term, covenant or agreement contained in any agreement by which it is bound, evidencing or securing any such borrowed money or credit received or in respect of any Capitalized Leases for such period of time as would permit (assuming the giving of appropriate notice if required) the holder or holders thereof or of any obligations issued thereunder to accelerate the maturity thereof;

     (g) the REIT, any Borrower or any of their Subsidiaries (i) shall make an assignment for the benefit of creditors, or admit in writing its general inability to pay or generally fail to pay its debts as they mature or become due, or shall petition or apply for the appointment of a trustee or other custodian, liquidator or receiver of the REIT, any Borrower or any of their Subsidiaries or of any substantial part of the assets of any thereof, (ii) shall commence any case or other proceeding relating to the REIT, any Borrower or any of their Subsidiaries under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect, or (iii) shall take any action to authorize or in furtherance of any of the foregoing;

     (h) a petition or application shall be filed for the appointment of a trustee or other custodian, liquidator or receiver of the REIT, any Borrower or any of their

          Subsidiaries or any substantial part of the assets of any thereof, or a case or other proceeding shall be commenced against the REIT, any Borrower or any of their Subsidiaries under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect, and the REIT, any Borrower or any of their Subsidiaries shall indicate its approval thereof, consent thereto or acquiescence therein or such petition, application, case or proceeding shall not have been dismissed within 60 days following the filing or commencement thereof;

     (i) a decree or order is entered appointing any such trustee, custodian, liquidator or receiver or adjudicating the REIT, any Borrower or any of their Subsidiaries bankrupt or insolvent, or approving a petition in any such case or other proceeding, or a decree or order for relief is entered in respect of the REIT, any Borrower or any of its Subsidiaries in an involuntary case under federal bankruptcy laws as now or hereafter constituted;

     (j) there shall remain in force, undischarged, unsatisfied and unstayed, for more than 30 days, whether or not consecutive, any uninsured final judgment against the REIT, any Borrower or any of their Subsidiaries that, with other outstanding uninsured final judgments, undischarged, against the REIT, any Borrower or any of their Subsidiaries exceeds in the aggregate $10,000,000;

     (k) if any of the Loan Documents shall be canceled, terminated, revoked or rescinded otherwise than in accordance with the terms thereof or with the express prior written agreement, consent or approval of the Lenders, or any action at law, suit or in equity or other legal proceeding to cancel, revoke or rescind any of the Loan Documents shall be commenced by or on behalf of any Obligor or any of their respective holders of Voting Interests, or any court or any other governmental or regulatory authority or agency of competent jurisdiction shall make a determination that, or issue a judgment, order, decree or ruling to the effect that, any one or more of the Loan Documents is illegal, invalid or unenforceable in accordance with the terms thereof;

     (l) with respect to any Guaranteed Pension Plan, an ERISA Reportable Event shall have occurred and the Majority Lenders shall have determined in their reasonable discretion that such event reasonably could be expected to result in liability of the REIT, any Borrower or any of their Subsidiaries to the PBGC or such Guaranteed Pension Plan in an aggregate amount exceeding $5,000,000 and such event in the circumstances occurring reasonably could constitute grounds for the termination of such Guaranteed Pension Plan by the PBGC or for the appointment by the appropriate United States District Court of a trustee to administer such Guaranteed Pension Plan; or a trustee shall have been appointed by the United States District Court to administer such Plan; or the PBGC shall have instituted proceedings to terminate such Guaranteed Pension Plan;

     (m) the REIT, any Borrower or any of their Subsidiaries shall be indicted for a federal crime, a punishment for which could include the forfeiture of any assets of any Borrower or any Subsidiaries included in the Borrowing Base Property;

     (n) the REIT shall cease to own directly or indirectly at least 51% of the voting partnership interests and total equity interests of any Borrower;

     (o) at any time following a public offering of common stock of the REIT, any Person, together with "affiliates" and "associates" of such Person within the meaning of Rule 12b-2 of the Exchange Act, or any "group" including such Person under sections 13(d) and 14(d) of the Exchange Act, other than New England Teamsters and Trucking Industry Pension Fund and the individuals described in subsection (q) below (and other than an underwriter or group of underwriters during the underwriting period for such a public offering), shall acquire beneficial ownership within the meaning of Rule 13d-3 of the Exchange Act of 33% or more of the voting stock or total equity capital of the REIT;

     (p) (i) Thomas C. Prendergast shall cease to be Chief Executive Officer of the Borrowers or shall cease to be actively involved in the executive management of the Borrowers; and (ii) Richard Trueblood shall cease to be Chief Financial Officer of the Borrowers or shall cease to be actively involved in the executive management of the Borrowers;

     (q) Prudential or any other holder of preferred or common stock of the REIT shall become entitled pursuant to Section 9.2 of the Prudential 1999 Securities Agreement to demand rescission of all or any portion of the securities subject to such agreement and shall demand such rescission;

     (r) Prudential or any other holder of Equity Interests of the REIT or any holder of Equity Interests of Heritage OP or Bradley OP (excluding the holders of limited partnership units of the Bradley OP outstanding on the Initial Closing Date) shall exercise the right under Section 4 of the Prudential Stockholders Agreement or other applicable agreement to require the REIT or, as the case may be, Heritage OP or Bradley OP to repurchase all or a portion of the Equity Interests of such holder; PROVIDED, that such exercise shall not constitute an Event of Default if (i) such exercise is conditioned upon compliance with Section 8.8 or (ii) such right can be satisfied with Distributions permitted under
          Section 8.8 and, in either case, no other Default or Event of Default shall have occurred and be continuing or will exist immediately after the payment required to make such repurchase;

     (s) there shall occur any "Event of Default" as defined in Section 501 of the MTN Indenture, as amended by the MTN Supplemental Indentures; or

     (t) there shall occur any "Event of Default" as defined in Section 12 of the REIT Subordinated Term Loan Agreement then, and in any such event, so long as the same may be continuing, the Administrative Agent may, and upon the request of the Majority Lenders shall, by notice in writing to the REIT and the Borrowers declare all amounts owing with respect to this Agreement, the Notes and the other Loan Documents to be, and they shall thereupon forthwith become, immediately due and payable and require the Borrowers immediately to deposit with the Administrative Agent in cash an amount equal to the then Letter of Credit Exposure (which cash shall be held and applied to reimbursement of Letter of Credit payments, in each case) without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrowers; PROVIDED that in the event of any Event of Default specified in
          Section 12.1(g), Section 12.1(h) or Section 12.1(i), all such amounts shall become immediately due and payable automatically and without any requirement of notice from any of the Lenders or the Administrative Agent.

     Section 12.2. TERMINATION OF COMMITMENTS. If any one or more Events of Default specified in Section 12.1(g), Section 12.1(h) or Section 12.1(i) shall occur, then immediately and without any action on the part of the Administrative Agent or any Lender the Revolving Loan Commitments shall terminate and the Lenders shall be relieved of all obligations to make Loans or issue Letters of Credit to the Borrowers. If any other Event of Default shall have occurred and be continuing, any Lender may by notice to the REIT and the Borrowers terminate its Revolving Loan Commitment. No termination under this Section 12.2 shall relieve the REIT or any Borrower of any of the Obligations or any of its existing obligations to such Lender arising under other agreements or instruments.

     Section 12.3. REMEDIES. In case any one or more of the Events of Default shall have occurred and be continuing, and whether or not the Lenders shall have accelerated the maturity of the Loans pursuant to Section 12.1, each Lender, if owed any amount with respect to the Loans may, with the consent of the Majority Lenders but not otherwise, proceed to protect and enforce its rights and remedies under this Agreement, the Notes or any of the other Loan Documents by suit in equity, action at law or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Agreement and the other Loan Documents or any instrument pursuant to which the Obligations to such Lender are evidenced, including to the full extent permitted by applicable law the obtaining of the EX PARTE appointment of a receiver, and, if such amount shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of such Lender. No remedy herein conferred upon any Lender or the Administrative Agent or the holder of any Note is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or any other provision of law.

     Section 12.4. DISTRIBUTION OF PROCEEDS. In the event that, following the occurrence or during the continuance of any Event of Default, the Administrative Agent or any Lender, as the case may be, collects or receives any monies for application to any of the Obligations, such monies shall be applied (subject to the provisions of Section 14.2(e), if applicable) as follows:

          First: To the Administrative Agent, towards any fees and any expenses for which the Administrative Agent is entitled to reimbursement under this Agreement or the other Loan Documents not theretofore paid to the Administrative Agent.

          Second: To all applicable Lenders in accordance with their proportional shares based upon their respective Commitment Percentages until all Lenders have been reimbursed for all expenses which such Lenders have previously paid to the Administrative Agent and not theretofore paid to such Lenders.

          Third: To all Lenders in accordance with their proportional shares based upon their respective Commitment Percentages until all Lenders have been paid in full all principal and interest due to such Lenders under the Loans, with each Lender applying such proceeds for purposes of this Agreement first to accrued and unpaid interest due under the Loans and then against the outstanding principal balance due to such Lender under the Loans.

         Fourth: To all applicable Lenders in accordance with their proportional shares based upon their respective Commitment Percentages until all Lenders have been paid in full all other amounts due to such Lenders under the Loan Documents, including, without limitation, any costs and expenses incurred directly by such Lenders to the extent such costs and expenses are reimbursable to such Lenders by the Borrowers under the Loan Documents.

          Fifth: To cash collateralize the Letter of Credit Exposure as provided in Section 12.1.

          Sixth: To the Borrowers or such third parties as may be entitled thereto.

If, after Administrative Agent has paid each Lender's proportionate share of any payment received or applied by Administrative Agent in respect of the Loans, that payment is rescinded or must otherwise be returned or paid over by Administrative Agent, whether pursuant to any bankruptcy or insolvency law, sharing of payments clause of any loan agreement or otherwise, such Lender shall, at Administrative Agent's request, promptly return its proportionate share of such payment or application to Administrative Agent, together with the Lender's proportionate share of any interest or other amount required to be paid by Administrative Agent with respect to such payment or application.

     Section 13. SETOFF; SHARING OF PAYMENTS.
                 ---------------------------

     Section 13.1. SETOFF. Regardless of the adequacy of any collateral, during the continuance of any Event of Default, any deposits or other sums credited by or due from any of the Lenders to any Obligor and any securities or other property of any Obligor in the possession of such Lender may be applied or set off by such Lender against the payment of the Obligations and any and all other liabilities, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising of such Obligor to such Lender.

     Section 13.2. SHARING OF PAYMENTS. Each Lender agrees that (a) if by exercising any right of set-off or counterclaim or otherwise, it shall receive payment of (i) a proportion of the aggregate amount due with respect to its Commitment Percentage of the Loans and Letter of Credit Exposure which is greater than (ii) the proportion received by any other Lender in respect of the aggregate amount due with respect to such other Lender's Commitment Percentage of the Loans and Letter of Credit Exposure and (b) the Lender receiving such proportionately greater payment shall promptly purchase participations in the Loans and Letter of Credit Exposure held by the other Lenders, and such other adjustments shall be made from time to time (including rescission of such purchases of participations in the event the unequal payment originally received is recovered from such Lender through bankruptcy proceedings or otherwise), as may be required so that all such payments of principal and interest with respect to the Loans and Letter of Credit Exposure held by the Lenders shall be shared by the Lenders pro rata in accordance with their respective Commitment Percentages; PROVIDED, HOWEVER, that this Section 13.2 shall not impair the right of any Lender to exercise any right of set-off or counterclaim and to apply the amount subject to such exercise to the payment of indebtedness of any Obligor other than such Obligor's indebtedness with respect to the Obligations. Each Lender that grants a participation in the Obligations under Section 18.5 shall require as a condition to the granting of such participation that the participant agree to share payments received in respect of the Obligations as provided in this Section 13.2. The provisions of this Section 13.2 are for the sole and exclusive benefit of the Lenders and no failure of any Lender to comply with the terms hereof shall be available to any Obligor as a defense to the payment of the Obligations.

     Section 14. THE AGENTS AND THE LENDERS.
                 --------------------------

     Section 14.1. RIGHTS, DUTIES AND IMMUNITIES OF ADMINISTRATIVE AGENT.

     (a) APPOINTMENT OF ADMINISTRATIVE AGENT. Each Lender hereby irrevocably designates and appoints Fleet as Administrative Agent of such Lender to act as specified herein and in the other Loan Documents, and each such Lender hereby irrevocably authorizes the Administrative Agent to take such actions, exercise such powers and perform such duties as are expressly delegated to or conferred upon the Administrative Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. The Administrative Agent agrees to act as such upon the express conditions contained in this Section 14. The Administrative Agent shall not have any duties or responsibilities except those expressly set forth herein or in the other Loan Documents, nor shall it have any fiduciary relationship with any Lender, and no implied covenants, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against the Administrative Agent. The provisions of this
Section 14 are solely for the benefit of the Administrative Agent, the other Agents and the Lenders, and no Obligor shall have any rights as a third party beneficiary of any of the provisions hereof. Without limitation of the foregoing, the Lenders hereby authorize the Administrative Agent to execute and deliver the Intercreditor Agreement and agree that the Lenders shall be bound by the terms thereof.

     (b) ADMINISTRATION OF LOANS BY ADMINISTRATIVE AGENT. The Administrative Agent shall be responsible for administering the Loans on a day-to-day basis. In the exercise of such administrative duties, the Administrative Agent shall use the same diligence and standard of care that is customarily used by the Administrative Agent with respect to similar loans held by the Administrative Agent solely for its own account. Each Lender delegates to the Administrative Agent the full right and authority on its behalf to take the following specific actions in connection with its administration of the Loans:

          (i) to fund Loans in accordance with the provisions of the Loan Documents, but only to the extent of immediately available funds provided to the Administrative Agent by the respective Lenders for such purpose (except, if the Administrative Agent so elects at its discretion, as otherwise provided in Section 14.2(f) below);

          (ii) to receive all payments of principal, interest, fees and other charges paid by, or on behalf of, the Borrowers and, except for fees to which the Administrative Agent is entitled pursuant to the Loan Documents or otherwise, to distribute all such funds to the respective Lenders as provided for hereunder;

          (iii) to keep and maintain complete and accurate files and records of all material matters pertaining to the Loans, and make such files and records available for inspection and copying by each Lender and its respective employees and agents during normal business hours upon reasonable prior notice to the Administrative Agent; and

          (iv) to do or omit doing all such other actions as may be reasonably necessary or incident to the implementation, administration and servicing of the Loan and the rights and duties delegated hereinabove.

     (c) DELEGATION OF DUTIES. The Administrative Agent may execute any of its duties under this Agreement or any other Loan Document by or through its agents or attorneys-in-fact, and shall be entitled to the advice of counsel concerning all matters pertaining to its rights and duties hereunder or under the Loan Documents. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

     (d) EXCULPATORY PROVISIONS. Neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall be liable for any action lawfully taken or omitted to be taken by it or them under or in connection with this Agreement or the other Loan Documents, except for its or their gross negligence or willful misconduct. Neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall be responsible for or have any duty to ascertain, inquire into, or verify (i) any recital, statement, representation or warranty made by any Borrower or any Guarantor or any of their respective officers or agents contained in this Agreement or the other Loan Documents or in any certificate or other document delivered in connection therewith; (ii) the performance or observance of any of the covenants or agreements contained in, or the conditions of, this Agreement or the other Loan Documents; (iii) the state or condition of any properties of any Obligor hereunder constituting Collateral for the Obligations of the Borrower hereunder, or any information contained in the books or records of any Obligor; (iv) the validity, enforceability, collectibility, effectiveness or genuineness of this Agreement or any other Loan Document or any other certificate, document or instrument furnished in connection therewith; or
(v) the
validity, priority or perfection of any lien securing or purporting to secure the Obligations or the value or sufficiency of any of the Collateral.

     (e) RELIANCE BY ADMINISTRATIVE AGENT. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any notice, consent, certificate, affidavit, or other document or writing believed by it to be genuine and correct and to have been signed, sent or made by the proper person or persons, and upon the advice and statements of legal counsel (including, without, limitation, counsel to the Borrowers), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Majority Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of the taking or failing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with any written request of the Majority Lenders, and each such request of the Majority Lenders, and any action taken or failure to act by the Administrative Agent pursuant thereto, shall be binding upon all of the Lenders; PROVIDED, HOWEVER, that the Administrative Agent shall not be required in any event to act, or to refrain from acting, in any manner which is contrary to the Loan Documents or to applicable law.

     (f) NOTICE OF DEFAULT. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default unless the Administrative Agent has actual knowledge of the same or has received notice from a Lender or the REIT or any Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Administrative Agent obtains such actual knowledge or receives such a notice, the Administrative Agent shall give prompt notice thereof to each of the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Majority Lenders. Unless and until the Administrative Agent shall have received such direction, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to any such Default or Event of Default as it shall deem advisable in the best interest of the Lenders, PROVIDED, HOWEVER, that the Administrative Agent shall not accelerate the indebtedness under this Agreement without the prior written consent of the Majority Lenders.

     (g) LENDERS' CREDIT DECISIONS. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender, and based on the financial statements prepared by the REIT and the Borrowers and such other documents and information as it has deemed appropriate, made its own credit analysis and investigation into the business, assets, operations, property, and financial and other condition of the Obligors and has made its own decision to enter into this Agreement and the other Loan Documents. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in determining whether or not conditions precedent to closing any Loan hereunder have been satisfied and in taking or not taking any action under this Agreement and the other Loan Documents.

     (h) ADMINISTRATIVE AGENT'S REIMBURSEMENT AND INDEMNIFICATION. The Lenders agree to reimburse and indemnify the Administrative Agent, pro rata in accordance with their respective Commitment Percentages, for (i) any amounts not reimbursed by the Obligors for which the Administrative Agent is entitled to reimbursement by the Obligors under this Agreement or the other Loan Documents,
(ii) any other expenses incurred by the Administrative Agent on behalf of the Lenders in connection with the preparation, execution, delivery, administration, amendment, waiver and/or enforcement of this Agreement and the other Loan Documents, and (iii) any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of this Agreement or the other Loan Documents or any other document delivered in connection therewith or any transaction contemplated thereby, or the enforcement of any of the terms hereof or thereof, PROVIDED that no Lender shall be liable for any of the foregoing to the extent that they arise from the gross negligence or willful misconduct of the Administrative Agent. If any indemnity furnished to the Administrative Agent for any purpose shall, in the opinion of the Administrative Agent, be insufficient or become impaired, the Administrative Agent may call for additional indemnity and cease, or not commence, to do the action indemnified against until such additional indemnity is furnished.

     (i) ADMINISTRATIVE AGENT IN ITS INDIVIDUAL CAPACITY. With respect to its Commitments as a Lender, and the Loans made by it and the Notes issued to it, the Administrative Agent shall have the same rights and powers hereunder and under any other Loan Document as any Lender and may exercise the same as though it were not the Administrative Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include the Administrative Agent in its individual capacity. The Administrative Agent and its subsidiaries and affiliates may accept deposits from, lend money to, and generally engage in any kind of commercial or investment banking, trust, advisory or other business with the Borrower or any subsidiary or affiliate of the Borrower as if it were not the Administrative Agent hereunder.

     (j) SUCCESSOR ADMINISTRATIVE AGENT. The Administrative Agent may resign at any time by giving thirty (30) days' prior written notice to the Lenders, the REIT and the Borrowers. The Majority Lenders, for good cause, may remove the Administrative Agent at any time by giving thirty (30) days' prior written notice to the Administrative Agent, the REIT, the Borrowers and the other Lenders. For the purpose of the preceding sentence, the term "good cause" shall include, at any time when an Event of Default shall have occurred and be continuing, a material conflict (as determined in the reasonable judgment of the Majority Lenders) between the duties and obligations of the Administrative Agent under this Agreement and any duties and obligations of the same institution as Subordinated Note Agent under the REIT Subordinated Term Loan Agreement. Upon any such resignation or removal, the Majority Lenders shall have the right to appoint a successor Administrative Agent, which appointment shall be subject (so long as no Default or Event of Default shall have occurred and be continuing, to the approval of the Borrowers, such approval not to be unreasonably withheld). If no successor Administrative Agent shall have been so appointed by the Majority Lenders and accepted such appointment within thirty (30) days after the retiring Administrative Agent's giving notice of resignation or the Majority Lenders' giving notice of removal, as the case may be, then the retiring
Administrative Agent may appoint, on behalf of the REIT, the Borrowers and the Lenders, a successor Administrative Agent. Each such successor Administrative Agent shall be a financial institution which meets the requirements of an Eligible Assignee. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents. After any retiring Administrative Agent's resignation hereunder, the provisions of this Section 14 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent hereunder.

     (k) DUTIES IN THE CASE OF ENFORCEMENT. In case one or more Events of Default have occurred and shall be continuing, and whether or not acceleration of the Obligations shall have occurred, the Administrative Agent shall, at the request, or may, upon the consent, of the Majority Lenders, and PROVIDED that the Lenders have given to the Administrative Agent such additional indemnities and assurances against expenses and liabilities as the Administrative Agent may reasonably request, proceed to enforce the provisions of this Agreement and the other Loan Documents respecting the foreclosure of mortgages, the sale or other disposition of all or any part of the Collateral and the exercise of any other legal or equitable rights or remedies as it may have hereunder or under any other Loan Document or otherwise by virtue of applicable law, or to refrain from so acting if similarly requested by the Majority Lenders. The Administrative Agent shall be fully protected in so acting or refraining from acting upon the instruction of the Majority Lenders, and such instruction shall be binding upon all the Lenders. The Majority Lenders may direct the Administrative Agent in writing as to the method and the extent of any such foreclosure, sale or other disposition or the exercise of any other right or remedy, the Lenders hereby agreeing to indemnify and hold the Administrative Agent harmless from all costs and liabilities incurred in respect of all actions taken or omitted in accordance with such direction, PROVIDED that the Administrative Agent need not comply with any such direction to the extent that the Administrative Agent reasonably believes the Administrative Agent's compliance with such direction to be unlawful or commercially unreasonable in any applicable jurisdiction. The Administrative Agent may, in its discretion but without obligation, in the absence of direction from the Majority Lenders, take such interim actions as it believes necessary to preserve the rights of the Lenders hereunder and in and to any Collateral securing the Obligations, including but not limited to petitioning a court for injunctive relief, appointment of a receiver or preservation of the proceeds of any Collateral. Each of the Lenders acknowledges and agrees that no individual Lender may separately enforce or exercise any of the provisions of any of the Loan Documents, including without limitation the Notes, other than through the Administrative Agent.

     Section 14.2. RESPECTING LOANS AND PAYMENTS.

     (a) PROCEDURES FOR LOANS. Administrative Agent shall give written notice to each Lender of each request for a Revolving Loan, or Conversion of an existing Loan, by facsimile transmission, hand delivery or overnight courier, not later than 1:00 p.m. (Boston time) (i) three

(3) Business Days prior to the making of a Revolving Loan which is a Eurodollar Rate Loan or conversion of a Loan into a Eurodollar Rate Loan, or
(ii) one (1) Business Day prior to the making of a Revolving Loan which is a Base Rate Loan or conversion of a Loan into a Base Rate Loan. Each such notice shall be accompanied by a written summary of the request for a Loan and shall specify (a) the date of the requested Loan, (b) the aggregate amount of the requested Loan, (c) each Lender's pro rata share of the requested Loan, and (d) the applicable interest rate selected by Borrowers with respect to such Loan, or any portion thereof, together with the applicable Interest Period, if any, selected, or deemed selected, by such Borrowers. Each Lender shall, before 11:00 a.m. (Boston time) on the date set forth in any such request for a Loan, make available to the Administrative Agent, at an account to be designated by the Administrative Agent at Fleet in Boston, Massachusetts, in same day funds, each Lender's ratable portion of the requested Loan. After the Administrative Agent's receipt of such funds (or, if the Administrative Agent so elects at its discretion, as otherwise provided in Section 14.2(f) below) and upon the Administrative Agent's determination that the applicable conditions to making the requested Loan have been fulfilled, the Administrative Agent shall make such funds available to the Borrowers as provided for in this Agreement. Within a reasonable period of time following the making of each Loan, but in no event later than ten (10) Business Days following such Loan, the Administrative Agent shall deliver to each Lender a copy of the Borrowers' request for such Loan. Promptly after receipt by the Administrative Agent of written request from any Lender, the Administrative Agent shall deliver to the requesting Lender the accompanying certifications and such other instruments, documents, certifications and approvals delivered by or on behalf of Borrowers to the Administrative Agent in support of the requested Loan.

     (b) NATURE OF OBLIGATIONS OF LENDERS. The obligations of the Lenders hereunder are several and not joint. Failure of any Lender to fulfill its obligations hereunder shall not result in any other Lender becoming obligated to advance more than its Commitment Percentage of the Loans, nor shall such failure release or diminish the obligations of any other Lender to fund its Commitment Percentage of the Loans provided herein.

     (c) PAYMENTS TO ADMINISTRATIVE AGENT. All payments of principal of and interest on the Loans or the Notes shall be made to the Administrative Agent by the Borrowers or any other obligor or guarantor for the account of the Lenders in immediately available funds as provided in the Notes and this Agreement. Except as otherwise expressly provided in Section 12.4 or Section 14.2(d) or any other provision of this Agreement, the Administrative Agent agrees promptly to distribute to each Lender, on the same Business Day upon which each such payment is made, such Lender's proportionate share of each such payment in immediately available funds. The Administrative Agent shall upon each distribution promptly notify the Borrowers of such distribution and each Lender of the amounts distributed to it applicable to principal of, and interest on, the proportionate share held by the applicable Lender. Each payment to the Administrative Agent under the first sentence of this Section 14.2(c) shall constitute a payment by the Borrowers to each Lender in the amount of such Lender's proportionate share of such payment, and any such payment to the Administrative Agent shall not be considered outstanding for any purpose after the date of such payment by the Borrowers to the Administrative Agent without regard to whether or when the Administrative Agent makes distribution thereof as provided above. If any payment received by the Administrative Agent from the Borrowers is insufficient to pay both all accrued interest and all principal then due and owing, the Administrative Agent shall first apply such payment to all outstanding interest until paid in full and shall then apply the remainder of such payment to all principal then due and owing, and shall distribute the payment to each Lender accordingly.

     (d) DISTRIBUTION BY ADMINISTRATIVE AGENT. If in the opinion of the Administrative Agent distribution of any amount received by it in such capacity hereunder or under the Notes or under any of the other Loan Documents might involve any liability on the part of the Administrative Agent, it may refrain from making distribution until its right to make distribution shall have been adjudicated by a court of competent jurisdiction or has been resolved by the mutual consent of all Lenders. In addition, the Administrative Agent may request full and complete indemnity, in form and substance satisfactory to it, prior to making any such distribution. If a court of competent jurisdiction shall adjudge that any amount received and distributed by the Administrative Agent is to be repaid, each person to whom any such distribution shall have been made shall either repay to the Administrative Agent its proportionate share of the amount so adjudged to be repaid or shall pay over to the same in such manner and to such persons as shall be determined by such court.

     (e) DELINQUENT LENDER. If for any reason any Lender shall fail or refuse to abide by its obligations under this Agreement, including without limitation its obligation to make available to Administrative Agent its pro rata share of any Loans, expenses or setoff (a "Delinquent Lender") and such failure is not cured within ten (10) days of receipt from the Administrative Agent of written notice thereof, then, in addition to the rights and remedies that may be available to Administrative Agent, other Lenders, the Borrowers or any other party at law or in equity, and not at limitation thereof, (i) such Delinquent Lender's right to participate in the administration of, or decision-making rights related to, the Loans, this Agreement or the other Loan Documents shall be suspended during the pendency of such failure or refusal, and (ii) a Delinquent Lender shall be deemed to have assigned any and all payments due to it from the Borrowers, whether on account of outstanding Loans, interest, fees or otherwise, to the remaining non-delinquent Lenders for application to, and reduction of, their proportionate shares of all outstanding Loans until, as a result of application of such assigned payments the Lenders' respective pro rata shares of all outstanding Loans shall have returned to those in effect immediately prior to such delinquency and without giving effect to the nonpayment causing such delinquency. The Delinquent Lender's decision-making and participation rights and rights to payments as set forth in clauses (i) and (ii) hereinabove shall be restored only upon the payment by the Delinquent Lender of its pro rata share of any Loans or expenses as to which it is delinquent, together with interest thereon at the Default Rate from the date when originally due until the date upon which any such amounts are actually paid.

     The non-delinquent Lenders shall also have the right, but not the obligation, in their respective, sole and absolute discretion, to acquire for no cash consideration, (pro rata, based on the respective Commitments of those Lenders electing to exercise such right) the Delinquent Lender's Commitment to fund future Loans (the "Future Commitment"). Upon any such purchase of the pro rata share of any Delinquent Lender's Future Commitment, the Delinquent Lender's share in future Loans and its rights under the Loan Documents with respect thereto shall terminate on the date of purchase, and the Delinquent Lender shall promptly execute all documents reasonably requested to surrender and transfer such interest, including, if so requested, an Assignment and Acceptance. Each Delinquent Lender shall indemnify the Administrative Agent and each non-delinquent Lender from and against any and all loss, damage or expenses, including but not limited to reasonable attorneys' fees and funds advanced by Administrative Agent or by any non-delinquent Lender, on account of a Delinquent Lender's failure to timely fund its pro rata share of a Loan or to otherwise perform its obligations under the Loan Documents.

     (f) ADVANCES FOR LENDERS. In the event that any Lender shall fail to provide immediately available funds for its Commitment Percentage of the Revolving Loans to be advanced on any Drawdown Date by 11:00 a.m. (Boston time) on such Drawdown Date, as required by '2.7, then each such Lender authorizes and requests the Administrative Agent to advance for such Lender's account such Lender's Commitment Percentage of the Revolving Loans to be advanced on such Drawdown Date and agrees to reimburse the Administrative Agent in immediately available funds for the amount thereof prior to 2:00 p.m. (Boston time) on such Drawdown Date; PROVIDED, HOWEVER, that the Administrative Agent shall not be authorized to make any such advance for the account of any holder which previously shall have notified the Administrative Agent in writing that such Lender will not be performing its obligation to make further advances under
Section 2; and, PROVIDED, FURTHER, that the Administrative Agent shall be under no obligation to make any such advance. In the event that a Lender shall fail to reimburse the Administrative Agent for an advance under this
Section 14.2(f) by the time provided herein, such amount shall be due and payable on demand with interest at the Federal Funds Rate calculated on a daily basis and the Administrative Agent may, but shall be under no obligation to, demand repayment from the Borrowers as provided in Section 3.2.

     (g) HOLDERS. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment, transfer or endorsement thereof, as the case may be, shall have been filed with the Administrative Agent. Any request, authority or consent of any person or entity who, at the time of making such request or giving such authority or consent, is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee or endorsee, as the case may be, of such Note or of any Note or Notes issued in exchange therefor.

     Section 14.3. OTHER AGENTS. The Syndication Agent and the Documentation Agent shall have no responsibilities or liabilities under the Loan Documents by virtue of their holding such titles.

     Section 15. EXPENSES.
                 --------

     The REIT and the Borrowers agree to pay (a) the reasonable costs of producing and reproducing this Agreement, the other Loan Documents and the other agreements and instruments mentioned herein, (b) any taxes (including any interest and penalties in respect thereto) payable by the Administrative Agent, the Arranger or any of the Lenders (other than taxes based upon the Administrative Agent's, the Arranger's or any Lender's net income) on or with respect to the transactions contemplated by this Agreement, including any taxes payable by the Administrative Agent, the Arranger or any of the Lenders after the Initial Closing Date (the REIT and the Borrowers hereby agreeing to indemnify the Administrative Agent, the Arranger and each Lender with respect thereto), (c) all title insurance premiums, if any, appraisal fees to the extent provided for in Section 5, reasonable engineer's fees, reasonable internal charges of the Administrative Agent (determined in good faith and in accordance with the Administrative Agent's internal policies applicable generally to its customers) for commercial finance exams and engineering and environmental reviews and the reasonable fees, expenses and disbursements of the Administrative Agent's Special Counsel and any local counsel to the Administrative Agent incurred in connection with the preparation, administration or interpretation of the Loan Documents and other instruments mentioned herein (excluding, however, the preparation of agreements evidencing participations granted under Section 18.5), each closing hereunder, and amendments, modifications, approvals, consents or waivers hereto or hereunder, (d) the reasonable fees, expenses and disbursements of the Administrative Agent incurred by the Administrative Agent in connection with the preparation, administration or interpretation of the Loan Documents and other instruments mentioned herein,
(e) all reasonable out-of-pocket expenses (including travel, reasonable attorneys' fees and costs, which attorneys may be employees of any Lender or the Administrative Agent and the fees and costs of appraisers, engineers, investment bankers or other experts retained by any Lender or the Administrative Agent) incurred by any Lender or the Administrative Agent in connection with the enforcement of or preservation of rights under any of the Loan Documents against any Obligor or the administration thereof after the occurrence and during the continuance of a Default or Event of Default and (f) all reasonable fees, expenses and disbursements of any Lender or the Administrative Agent incurred in connection with any UCC searches, UCC filings or mortgage recordings. All invoices for expenses payable under this Section 15 shall be reviewed by the Borrowers prior to payment. The covenants of this Section 15 shall survive payment or satisfaction of payment of amounts owing with respect to the Notes.

     Section 16. INDEMNIFICATION.
                 ---------------

     Section 16.1. GENERAL INDEMNITY. Each of the REIT, the Borrowers and the other Obligors agree to indemnify and hold harmless the Administrative Agent, the Syndication Agent, the Documentation Agent, the Arranger and the Lenders and each director, officer, employee and agent of, and each Person who controls, the Administrative Agent, the Syndication Agent, the Documentation Agent, the Arranger or any Lender from and against any and all claims, actions and suits whether groundless or otherwise, and from and against any and all liabilities, losses, damages and expenses of every nature and character arising out of or relating to this Agreement or any of the other Loan Documents or the transactions contemplated hereby and thereby including, without limitation, (a) any actual or proposed use by the REIT, any Borrower or any of their Subsidiaries of the proceeds of any of the Loans, (b) any actual or alleged infringement of any patent, copyright, trademark, service mark or similar right of the REIT, any Borrower or any of their Subsidiaries, (c) the REIT, any Borrower or any of their Subsidiaries entering into or performing this Agreement or any of the other Loan Documents or (d) with respect to the REIT, the Borrowers and their Subsidiaries and their respective properties and assets, the violation of any Environmental Law, the Release or threatened Release of any Hazardous Substances or any action, suit, proceeding or investigation brought or threatened with respect to any Hazardous Substances (including, but not limited to claims with respect to wrongful death, personal injury or damage to property), in each case including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any investigation, litigation or other proceeding; PROVIDED, HOWEVER, that the Borrowers shall not be obligated under this Section 16 to indemnify the Administrative Agent, the Syndication Agent, the Documentation Agent, the Arranger, any Lender or any other Person for liabilities arising from such Person's own gross negligence or willful misconduct. In litigation, or the preparation therefor, the Lenders, the Arranger, the Syndication Agent, the Documentation Agent and the Administrative Agent shall be entitled to select a single law firm as their own counsel and, in addition to the foregoing indemnity, the REIT, the Borrowers and the other Obligors agree to pay promptly the reasonable fees and expenses of such counsel. If, and to the extent that the obligations of the REIT, the Borrowers and the other Obligors under this Section 16 are unenforceable for any reason, the REIT, the Borrowers and the other Obligors hereby agree to make the maximum contribution to the payment in satisfaction of such obligations which is permissible under applicable law. The provisions of this Section 16 shall survive the repayment of the Loan and the termination of the obligations of the Lenders hereunder.

     Section 16.2. INDEMNITY WITH RESPECT TO LETTERS OF CREDIT. The Borrowers shall indemnify each Letter of Credit Issuer and its correspondents and hold each of them harmless from and against any and all claims, losses, liabilities, damages and reasonable expenses (including reasonable attorneys' fees) arising from or in connection with any Letter of Credit, including any such claim, loss, liability, damage or expense arising out of any transfer, sale, delivery, surrender or endorsement of any invoice, bill of lading, warehouse receipt or other document at any time held by the Administrative Agent or such Letter of Credit Issuer or held for their respective accounts by any of their correspondents, in connection with any Letter of Credit, except to the extent such claims, losses, liabilities, damages and expenses result from gross negligence or willful misconduct on the part of the Administrative Agent or such Letter of Credit Issuer.

     Section 17. SURVIVAL OF COVENANTS ETC.
                 -------------------------

     All covenants, agreements, representations and warranties made herein, in the Notes, in any of the other Loan Documents or in any documents or other papers delivered by or on behalf of the REIT, any Borrower or any of their Subsidiaries pursuant hereto shall be deemed to have been relied upon by the Lenders and the Agents, notwithstanding any investigation heretofore or hereafter made by any of them, and shall survive the making by the Lenders of any of the Loans, as herein contemplated, and shall continue in full force and effect so long as any amount due under this Agreement or the Notes or any of the other Loan Documents remains outstanding or any Lender has any obligation to make any Loans. The indemnification obligations of the REIT, the Borrowers and the other Obligors provided herein and the other Loan Documents shall survive the full repayment of amounts due and the termination of the obligations of the Lenders hereunder and thereunder to the extent provided herein and therein. All statements contained in any certificate or other paper delivered to any Lender or any Agent at any time by or on behalf of the REIT, any Borrower or any of their Subsidiaries pursuant hereto or in connection with the transactions contemplated hereby shall constitute representations and warranties by the REIT, such Borrower or such Subsidiary hereunder.

     Section 18. ASSIGNMENT AND PARTICIPATION.
                 ----------------------------

     Section 18.1. CONDITIONS TO ASSIGNMENT BY LENDERS. Except as provided herein, each Lender may assign to one or more Eligible Assignees all or a portion of its interests, rights and obligations under this Agreement (including all or a portion of its Commitment Percentage of the Revolving Loan Commitments and/or Term Loan Commitments and the same portion of the Revolving Loans and Letter Credit Exposure and/or Term Loans at the time owing to it, and the applicable Notes held by it); PROVIDED that (a) the Administrative Agent shall have given its prior written consent to such assignment, which shall not unreasonably be withheld, and (but only so long as no Default or Event of Default shall have occurred and be continuing) the Borrowers also shall have given their prior written consent to such assignment, which shall not unreasonably be withheld,
(b) each assignment shall be in a minimum amount of $5,000,000, and, in the case of an assignment in part, shall leave the assigning Lender an interest of not less than $5,000,000 (PROVIDED, that subject to the consent of the Administrative Agent, the requirements of this clause (b) may apply to a group of affiliated Lenders taken as a whole rather than on an individual basis to each Lender within an affiliated group), and (e) the parties to such assignment shall execute and deliver to the Administrative Agent, for recording in the Register (as hereinafter defined), an Assignment and Acceptance, substantially in the form of EXHIBIT E hereto (an "Assignment and Acceptance"), together with any Notes subject to such assignment. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five Business Days after the execution thereof, (i) the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder, and (ii) the assigning Lender shall, to the extent provided in such assignment and upon payment to the Administrative Agent of the registration fee referred to in Section 18.3, be released from its obligations under this Agreement. Any assigning Lender shall retain its rights to be indemnified pursuant to Section 16 with respect to any claims or actions arising prior to the date of such assignment.

     Section 18.1A. ASSIGNMENT AMONG LENDERS. Notwithstanding the provisions of
Section 18.1, in the event that the debt obligations of any Lender shall be rated less than "Ba2" by Moody's or less than "BB" by S&P, each other Lender party hereto or any two or more of them acting together shall be entitled on ten Business Days' prior written notice to the Administrative Agent, the REIT, the Borrowers and such Lender to purchase the interest of such Lender hereunder, in whole and not in part, at a purchase price equal to the outstanding principal amount of such Lender's Commitment Percentage in the Loans advanced hereunder and its share of Letter of Credit Exposure plus accrued and unpaid interest thereon to the purchase date, together with any fees or other amounts that may be owing to such Lender hereunder, including without limitation additional interest with respect to such Lender's Commitment Percentage in any Eurodollar Rate Loan calculated as provided in Section 4.7. Such transfer shall be effected by the execution and delivery of an Assignment and Acceptance.

     Section 18.2. CERTAIN REPRESENTATIONS AND WARRANTIES; LIMITATIONS; COVENANTS. By executing and delivering an Assignment and Acceptance, the parties to the assignment thereunder confirm to and agree with each other and the other parties hereto as follows: (a) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim, the assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or the attachment, perfection or priority of any security interest or mortgage; (b) the assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Obligor or any other Person primarily or secondarily liable in respect of any of the Obligations, or the performance or observance by any Obligor or any other Person primarily or secondarily liable in respect of any of the Obligations of any of their obligations under this Agreement or any of the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (c) such assignee confirms that it has received a copy of this Agreement, together with copies of the most recent financial statements referred to in Section 6.4 and Section 7.4 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (d) such assignee will, independently and without reliance upon the assigning Lender, any Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (e) such assignee represents and warrants that it is an Eligible Assignee; (f) such assignee appoints and authorizes the Administrative Agent to take such action as Administrative Agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto; (g) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as a Lender; and (h) such assignee represents and warrants that it is legally authorized to enter into such Assignment and Acceptance.

     Section 18.3. REGISTER. The Administrative Agent shall maintain a copy of each Assignment and Acceptance delivered to it and a register or similar list (the "Register") for the recordation of the names and addresses of the Lenders and the Commitment Percentages of, and principal amount, of the Loans owing to the Lenders from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrowers, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrowers and the Lenders at any reasonable time and from time to time upon reasonable prior notice. Upon each such recordation, the assigning Lender agrees to pay to the Administrative Agent a registration fee in the sum of $3,500.

     Section 18.4. NEW NOTES. Upon its receipt of an Assignment and Acceptance executed by the parties to such assignment, together with each Note subject to such assignment, the Administrative Agent shall (a) record the information contained therein in the Register, and (b) give prompt notice thereof to the REIT, the Borrowers and the Lenders (other than the assigning Lender). Within five (5) Business Days after receipt of such notice, the Borrowers, at their own expense, shall execute and deliver to the Administrative Agent, in exchange for each surrendered Note, a new Note to the order of such Eligible Assignee in an amount equal to the amount assumed by such Eligible Assignee pursuant to such Assignment and Acceptance and, if the assigning Lender has retained some portion of its obligations hereunder, a new Note to the order of the assigning Lender in an amount equal to the amount retained by it hereunder. Such new Notes shall provide that they are replacements for the surrendered Notes, shall be in an aggregate principal amount equal to the aggregate principal amount of the surrendered Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of the assigned Notes. Upon request of the Administrative Agent, within five (5) days of issuance of any new Notes pursuant to this
Section 18.4, the Borrowers shall deliver an opinion of counsel, addressed to the Lenders and the Administrative Agent, relating to the due authorization, execution and delivery of such new Notes and the legality, validity and binding effect thereof, in form and substance satisfactory to the Lenders.
The surrendered Notes shall be canceled and returned to the Borrowers.

     Section 18.5. PARTICIPATION. Each Lender may sell participations to one or more Lenders or other entities in all or a portion of such Lender's rights and obligations under this Agreement and the other Loan Documents; PROVIDED that (a) each such participation shall be in an amount of not less than $5,000,000, (b) each participant shall meet the requirements of an Eligible Assignee, (c) any such sale or participation shall not affect the rights and duties of the selling Lender hereunder to the Borrowers, (d) the only rights granted to the participant pursuant to such participation arrangements with respect to waivers, amendments or modifications of the Loan Documents shall be the rights to approve waivers, amendments or modifications that would reduce the principal of or the interest rate on any Loans subject to such participation, extend the term or increase the amount of the Commitment of such Lender as it relates to such participant, reduce the amount of any fees to which such participant is entitled or extend any regularly scheduled payment date for principal or interest, (e) no participant shall have the right to grant further participations or assign its rights, obligations or interests under such participation to other Persons without the prior written consent of the Majority Lenders and (f) each participant shall agree to the setoff sharing provisions of Section 13 as provided in the last sentence of Section 13. Each Obligor agrees, to the fullest extent permitted by applicable law, that any participant and any Lender purchasing a participation from another Lender pursuant to this
Section 18.5 may exercise all rights of payment (including the right of set-off), with respect to its participation as fully as if such participant or such Lender were the direct creditor of the Obligors and a Lender hereunder in the amount of such participation.

     Section 18.6. PLEDGE BY LENDER. Any Lender may at any time pledge all or any portion of its interest and rights under this Agreement (including all or any portion of its Notes) to any of the twelve Federal Reserve Banks organized under Section 4 of the Federal Reserve Act, 12 U.S.C. Section 341. No such pledge or the enforcement thereof shall release the pledgor Lender from its obligations hereunder or under any of the other Loan Documents.

     Section 18.7. NO ASSIGNMENT BY REIT OR BORROWERS. Neither the REIT nor the Borrowers shall assign or transfer any of its rights or obligations under any of the Loan Documents without the prior written consent of each of the Lenders.

     Section 18.8. DISCLOSURE. The Obligors agree that in addition to disclosures made in accordance with standard and customary lending practices any Lender may disclose information obtained by such Lender pursuant to this Agreement to assignees or participants and potential assignees or participants hereunder PROVIDED that such assignees or participants agree to be bound by
Section 27.

     Section 19. NOTICES, ETC.
                 ------------

     Except as otherwise expressly provided in this Agreement, all notices and other communications made or required to be given pursuant to this Agreement or the Notes shall be in writing and shall be delivered in hand, mailed by United States registered or certified first class mail, postage prepaid, sent by overnight courier, or sent by telecopy or telefax and confirmed by delivery via courier or postal service, addressed as follows:

     (a) if to the REIT, the Borrowers or any other Obligor, c/o Heritage Property Investment Trust, Inc., 535 Boylston Street, Boston, Massachusetts 02116, Attention: Richard Trueblood, Treasurer and Chief Financial Officer, Telecopy No. (617) 266-0805 or at such other address for notice as the REIT or the Borrowers shall last have furnished in writing to the Administrative Agent and the Lenders;

     (b)  if to the Administrative Agent or Fleet, at One Federal Street, Mail
          Stop: MA DE 10304X, Boston, Massachusetts 02110, Attention: James L. Keough and Laura Heaps, Real Estate Finance Division, Telecopy No.
          (617) 346-4672 or such other address for notice as the Administrative Agent or Fleet, respectively, shall last have furnished in writing to the REIT, the Borrower and the other Lenders; or

     (c) if to any Lender, at such Lender's address set forth on SCHEDULE 1 hereto, or such other address for notice as such Lender shall have last furnished in writing to the Person giving the notice.

Any such notice or demand shall be deemed to have been duly given or made and to have become received and effective (i) if delivered by hand, overnight courier or facsimile to a responsible officer of the party to which it is directed, at the time of the receipt thereof by such officer or the sending of such facsimile, if during normal business hours on a Business Day in the city of receipt, or otherwise at the opening of business on the following Business Day and (ii) if sent by registered or certified first-class mail, postage prepaid, on the third Business Day following the mailing thereof.

     Section 20. GOVERNING LAW; CONSENT TO JURISDICTION AND SERVICE.
                 --------------------------------------------------

     THIS AGREEMENT AND EACH OF THE OTHER LOAN DOCUMENTS, EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED THEREIN, ARE CONTRACTS UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SUCH COMMONWEALTH (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). THE REIT, EACH BORROWER AND EACH OTHER OBLIGOR AGREE THAT ANY SUIT FOR THE ENFORCEMENT OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY FEDERAL COURT SITTING THEREIN AND CONSENT TO THE NONEXCLUSIVE JURISDICTION OF

SUCH COURT AND TO SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE REIT, SUCH BORROWER OR SUCH OTHER OBLIGOR BY MAIL AT THE ADDRESS SPECIFIED IN SECTION
19. THE REIT, EACH BORROWER AND EACH OTHER OBLIGOR HEREBY WAIVE ANY OBJECTION THAT ANY OF THEM MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

     Section 21. HEADINGS.
                 --------

     The captions in this Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

     Section 22. COUNTERPARTS.
                 ------------

     This Agreement and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Agreement it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

     Section 23. ENTIRE AGREEMENT, ETC.
                 ---------------------

     The Loan Documents and any other documents executed in connection herewith or therewith express the entire understanding of the parties with respect to the transactions contemplated hereby. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated, except as provided in Section 25.

     Section 24. WAIVER OF JURY TRIAL AND CERTAIN DAMAGE CLAIMS.
                 ----------------------------------------------

     EACH OF THE REIT, THE BORROWERS, THE OTHER OBLIGORS, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY NOTE OR ANY OF THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. EXCEPT TO THE EXTENT EXPRESSLY PROHIBITED BY LAW, THE REIT, EACH BORROWER AND EACH OTHER OBLIGOR HEREBY WAIVE ANY RIGHT ANY OF THEM MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION REFERRED TO IN THE PRECEDING SENTENCE ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. THE REIT, EACH BORROWER AND EACH OTHER OBLIGOR (A) CERTIFY THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY LENDER OR THE ADMINISTRATIVE AGENT HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH LENDER OR THE ADMINISTRATIVE AGENT WOULD NOT, IN THE

EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (B) ACKNOWLEDGE THAT THE ADMINISTRATIVE AGENT AND THE LENDERS HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS TO WHICH THEY ARE PARTIES BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION 24.

     Section 25. CONSENTS, AMENDMENTS, WAIVERS, ETC.
                 ----------------------------------

     Except as otherwise expressly provided in this Agreement or as to any term or provision hereof which provides for the consent or approval of the Administrative Agent, no term or provision of this Agreement or any other Loan Document may be changed, waived, discharged or terminated, nor may any consent required or permitted by this Agreement or any other Loan Document be given, unless such change, waiver, discharge, termination or consent receives the written approval of the Majority Lenders.

     Notwithstanding the foregoing, the unanimous written approval of all the Lenders (other than a Defaulting Lender) shall be required with respect to any proposed amendment, waiver, discharge, termination, or consent which:

     (a) releases or discharges any material portion of the Collateral (if any) other than in accordance with the express provisions of the Loan Documents (including without limitation Section 8.9, it being understood that in the event of a permitted sale of a property included in the Collateral the Administrative Agent may release its lien on such property without obtaining the consent of any of the Lenders);

     (b) amends, modifies or waives any provision of Section 11.1, 11.2, 11.3 or 11.5; PROVIDED that this clause (b) shall not change the vote required to amend, modify or waive any other provision of this Agreement or any other Loan Document;

     (c)  amends, modifies or waives any provisions of this Section 25;

     (d)  amends, modifies or waives the definition of Majority Lenders;

     (e) has the effect of (i) extending the final scheduled maturity or the date of any amortization payment of any Loan or Note, (ii) reducing the rate or extending the time of payment of interest or fees thereon,
          (iii) increasing or reducing (except by payment) the principal amount thereof, or (iv) otherwise postponing or forgiving any indebtedness thereunder;

     (f)  releases any Guarantor, except as permitted by Section 5.10; or

     (g) except as otherwise provided in this Agreement, changes the amount of any Lender's Commitment or Commitment Percentage except upon the prior written consent of each Lender affected thereby;

and PROVIDED, FURTHER, that without the consent of the Administrative Agent, no such action shall amend, modify or waive any provision of Section 14 or any other provision of any Loan Document which relates to the rights or obligations of the Administrative Agent. No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. No course of dealing or delay or omission on the part of the Administrative Agent or any Lender in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto. In particular, no delay or omission on the part of the Administrative Agent or any Lender in exercising any right under this Agreement or any other Loan Document or with respect to the Obligations shall operate as a waiver of such right or any other right hereunder or thereunder. No notice to or demand upon any Obligor shall entitle any Obligor to other or further notice or demand in similar or other circumstances. The Majority Lenders agree to respond in a timely fashion to any request for a consent, approval, amendment, waiver or other action made by the REIT or the Borrowers hereunder.

     Section 26. SEVERABILITY.
                 ------------

     The provisions of this Agreement are severable, and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

     Section 27. CONFIDENTIALITY.
                 ---------------

     Each Agent and each Lender will maintain in accordance with their standard procedures the confidentiality of confidential information furnished to it under this Agreement or any other Loan Document by the REIT, any Borrower or any of their respective Subsidiaries unless such information shall have become public (other than through violation of this Section 27), except:

     (a) in connection with operations under or the enforcement of this Agreement or any other Loan Document to Persons who have a reasonable need to be furnished such confidential information and who agree to comply with the restrictions contained in this Section 27 with respect to such information;

     (b) pursuant to any statutory or regulatory requirement or any mandatory court order, subpoena or other legal process;

     (c) to any parent or corporate affiliate of the Administrative Agent or such Lender, to any participant or proposed participant under Section
          18.5 or to any proposed assignee under Section 18.1; PROVIDED, HOWEVER, that before receiving any such information (i) any such Person shall have agreed to comply with the restrictions set forth in this Section 27 with respect to such information and (ii) in addition, in the case of a proposed assignee, the consent of the Borrowers to such proposed assignee shall have been received as provided in Section 18.1;

     (d) to its independent counsel, auditors and other professional advisors with an instruction to such Person to keep such information confidential; and

     (e)  with the prior written consent of the Borrowers, to any other Person.

The provisions of this Section 27 shall supersede the provisions of any confidentiality letter previously given by any Agent or Lender to the REIT, the Borrowers or any other Person in connection with the Loans or the transactions contemplated by this Agreement.

     Section 28. NO UNWRITTEN AGREEMENTS.
                 -----------------------

     The written loan documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

     Section 29. DEFEASANCE.
                 ----------

     When all Obligations have been paid, performed and reasonably determined by the Administrative Agent to have been indefeasibly discharged in full, and if at the time no Letters of Credit are outstanding and no Lender continues to be committed to extend any credit to the Borrowers hereunder or under any other Loan Document, this Agreement and the other Loan Documents shall terminate and, at the Borrowers' written request, accompanied by such certificates and other items as the Administrative Agent shall reasonably deem necessary, the Collateral (if any) shall revert to the Obligors and the right, title and interest of the Administrative Agent and the Lenders therein shall terminate. Thereupon, on the Obligors' demand and at their cost and expense, the Administrative Agent shall execute proper instruments, acknowledging satisfaction of and discharging this Agreement and the other Loan Documents, and shall redeliver to the Obligors any Collateral then in its possession; PROVIDED, HOWEVER, that Sections 4.7, 4.8, 4.9, 4.12, 5.2, 14.1(h), 15, 16, 17, 19, 20, 23, 24, 28, 29, 30, 31 and 34 shall survive the termination of this Agreement.

     Section 30. NO STRICT CONSTRUCTION.
                 ----------------------

     The parties have participated jointly in the negotiation and drafting of this Agreement and the other Loan Documents with counsel sophisticated in financing transactions. In the event an ambiguity or question of intent or interpretation arises, this Agreement and the other Loan Documents shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement and the other Loan Documents.

     Section 31. CERTAIN OBLIGOR ACKNOWLEDGMENTS.
                 -------------------------------

     Each of the Borrowers and the other Obligors acknowledges that:

     (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents;

     (b) neither any Agent nor any Lender has any fiduciary relationship with or duty to the Obligors arising out of or in connection with this Agreement or any other Loan Document, and the relationship between the Agents and Lenders, on one hand, and the Obligors, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

     (c) no joint venture among the Obligors and the Lenders is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby or thereby.

     Section 32. REPLACEMENT OF NOTES.
                 --------------------

     Upon receipt of an affidavit of an officer of the Administrative Agent or any Lender as to the loss, theft, destruction or mutilation of any Note issued to a Lender or any other security document which is not of public record, and, in the case of any such loss, theft, destruction or mutilation, upon cancellation of such Note or other security document, the Borrowers will issue, in lieu thereof, a replacement Note or other security document in the same principal amount thereof and otherwise of the like tenor.

     Section 33. USURY LAW LIMITATION.
                 --------------------

     All agreements between the Borrowers and the other Obligors, on the one hand, and the Lenders, on the other hand, are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the Loans or otherwise, shall the amount paid or agreed to be paid to any Lender for the use or the forbearance of the Loans exceed the maximum permissible under law. As used herein, the term "applicable law" shall mean the law in effect as of the date hereof; PROVIDED, HOWEVER, that in the event there is a change in the law which results in a higher permissible rate of interest, then the Loans shall be governed by such new law as of its effective date. In this regard, it is expressly agreed that it is the intent of the Borrowers and the other Obligors, on the one hand, and the Lenders, on the other hand, in the execution, delivery and acceptance of this Agreement and the Notes to contract in strict compliance with the laws of The Commonwealth of Massachusetts from time to time in effect. If, under or from any circumstances whatsoever, fulfillment of any provision hereof or any of the other Loan Documents at the time performance of such provision shall be due shall involve transcending the limit of such validity prescribed by applicable law, then the obligation to be fulfilled shall automatically be reduced to the limits of such validity, and if under or from any circumstances whatsoever any Lender should ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal balance of the Loans and not to the payment of interest. This provision shall control every other provision of all the Loan Documents.

     Section 34. OBLIGATIONS JOINT AND SEVERAL.
                 -----------------------------

     The obligations of the Borrowers and the Guarantors in respect of the Obligations and the Loan Documents are joint and several.

     IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as a sealed instrument as of the date first set forth above.


                           HERITAGE PROPERTY INVESTMENT
                            LIMITED PARTNERSHIP

                           By Heritage Property Investment Trust, Inc.,
                            its General Partner

                           By:___________________________________
                              Name:
                              Title:

                           BRADLEY OPERATING LIMITED
                            PARTNERSHIP

                           By Heritage-Austen Acquisition, Inc,
                            its General Partner

                           By:___________________________________
                              Name:
                              Title:

                           HERITAGE PROPERTY INVESTMENT
                            TRUST, INC.

                           By:___________________________________
                              Name:
                              Title:

                           HERITAGE-AUSTEN ACQUISITION, INC.

                           By:___________________________________
                              Name:
                              Title:

                           HERITAGE REALTY SPECIAL LP
                            CORPORATION

                           By:___________________________________
                              Name:
                              Title:

                           HERITAGE REALTY MANAGEMENT, INC.

                           By:___________________________________
                              Name:
                              Title:

                           BRADLEY MIDWEST MANAGEMENT, INC.

                           By:___________________________________
                              Name:
                              Title:

                           BRADLEY REAL ESTATE MANAGEMENT, INC.

                           By:___________________________________
                              Name:
                              Title:

                           BRADLEY FINANCING CORP.

                           By:___________________________________
                              Name:
                              Title:

                           BRADLEY FINANCING PARTNERSHIP
                           By Bradley Financing Corp., its General Partner

                           By:___________________________________
                              Name:
                              Title:

                           BRADLEY SPRING MALL, INC.

                           By:___________________________________
                              Name:
                              Title:

                           BRADLEY SPRING MALL
                           LIMITED PARTNERSHIP
                           By Bradley Spring Mall, Inc., its General Partner

                           By:___________________________________
                              Name:
                              Title:

                           BOLP, LLC
                           By Bradley Operating Limited Partnership,
                              its Manager
                           By Heritage-Austen Acquisition, Inc,
                              its General Partner

                           By:___________________________________
                              Name:
                              Title:

                           BRADLEY BETHAL
                           LIMITED PARTNERSHIP
                           By Bradley Operating Limited Partnership,
                              its General Partner
                           By Heritage-Austen Acquisition, Inc,
                              its General Partner

                           By:___________________________________
                              Name:
                              Title:

                           BRADLEY MANAGEMENT LLC
                           By Bradley Operating Limited Partnership,
                              its Manager
                           By Heritage-Austen Acquisition, Inc,
                              its General Partner

                           By:___________________________________
                              Name:
                              Title:

                           FLEET NATIONAL BANK, individually
                            and as Administrative Agent

                           By:___________________________________
                              Authorized Officer.

                           BANKERS TRUST COMPANY, individually
                            and as Syndication Agent

                           By:___________________________________
                              Authorized Officer.

                           KEYBANK NATIONAL ASSOCIATION,
                            individually and as Documentation Agent

                           By:___________________________________
                              Authorized Officer

                                                                       EXHIBIT A

                         FORM OF REVOLVING CREDIT NOTE

$                                                          _______________, 2000


     FOR VALUE RECEIVED, the undersigned HERITAGE PROPERTY INVESTMENT LIMITED PARTNERSHIP, a Delaware limited partnership, and BRADLEY OPERATING LIMITED PARTNERSHIP, a Delaware limited partnership, hereby jointly and severally promise to pay to ________________ or order, in accordance with the terms of the Credit Agreement hereinafter referred to, to the extent not sooner paid, on September 18, 2003, _________________ DOLLARS ($ ), or such amount as may be advanced by the payee hereof under said Credit Agreement with daily interest from the date hereof, computed as provided in said Credit Agreement, on the principal amount hereof from time to time unpaid, at a rate per annum on each portion of the principal amount which shall at all times be equal to the rate of interest applicable to such portion in accordance with said Credit Agreement, and with interest on overdue principal and, to the extent permitted by applicable law, on overdue installments of interest at the rates provided in said Credit Agreement. Interest shall be payable on the dates specified in said Credit Agreement, except that all accrued interest not already paid shall be paid at the stated or accelerated maturity hereof or upon the prepayment in full hereof and reduction of the Revolving Loan Commitments under said Credit Agreement to zero.

     Payments hereunder shall be made to Fleet National Bank, as Administrative Agent for the payee hereof, 100 Federal Street, Boston, Massachusetts 02110.

     This Revolving Credit Note is one of one or more Revolving Credit Notes evidencing borrowings under and is entitled to the benefits and subject to the provisions of a certain Revolving and Term Credit Agreement (the "Credit Agreement") dated as of September 18, 2000, as from time to time in effect, among the undersigned, Heritage Property Investment Trust, Inc., a Maryland corporation, certain Guarantors named therein, Fleet National Bank, for itself and as Administrative Agent, and such other Agents and Lenders as may be from time to time named therein. The principal of this Revolving Credit Note may be due and payable in whole or in part prior to the maturity date stated above and is subject to mandatory prepayment in the amounts and under the circumstances set forth in said Credit Agreement, and may be prepaid from time to time in whole or in part, all as set forth in said Credit Agreement.

     In case an Event of Default, as defined in said Credit Agreement, shall occur, the entire principal amount of this Revolving Credit Note may become or be declared due and payable in the manner and with the effect provided in said Credit Agreement.

     This Revolving Credit Note shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts (without giving effect to the conflict of laws rules of any jurisdiction).

     The undersigned makers and all guarantors and endorsers, hereby waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Revolving Credit Note, except as specifically otherwise provided in said Credit Agreement, and assent to extensions of time of payment or forbearance or other indulgence without notice.


                                          HERITAGE PROPERTY INVESTMENT
                                              LIMITED PARTNERSHIP

                                          By Heritage Property Investment
                                             Trust, Inc., its General Partner


                                          By
                                            ------------------------------------
                                             Title:

                                           BRADLEY OPERATING LIMITED
                                             PARTNERSHIP

                                           By Heritage-Austen Acquisition, Inc.,
                                              its General Partner


                                           By
                                             -----------------------------------
                                             Title:

                                                                       EXHIBIT B

                    FORM OF REVOLVING LOAN OR CREDIT REQUEST
                               AND CERTIFICATION


Fleet National Bank, for Itself
 and as Administrative Agent
100 Federal Street
Boston, Massachusetts 02110
Attn: Real Estate Division

Ladies and Gentlemen:

     Pursuant to the provisions of Section 2.6 or Section 2.9 of the Revolving and Term Credit Agreement dated as of September 18, 2000 (the "Credit Agreement"), among Heritage Property Investment Limited Partnership, a Delaware limited partnership ("Heritage OP"), Bradley Operating Limited Partnership, a Delaware limited partnership ("Bradley OP" and together with Heritage OP, the "Borrowers"), Heritage Property Investment Trust, Inc., a Maryland corporation (the "REIT"), certain Guarantors named therein, Fleet National Bank, for itself and as Administrative Agent, and the other Agents and Lenders from time to time party thereto, the Borrowers hereby request and certify as follows:

     1. REVOLVING LOAN. The Borrowers hereby request a Revolving Loan under Section 2.1 of the Credit Agreement:

        Principal Amount:   $

        Type (Eurodollar, Base Rate):

        Drawdown Date:              ,

        Interest Period:

by credit to the general account of the Borrowers with the Administrative Agent at the Administrative Agent's Head Office.

     2. LETTER OF CREDIT. The Borrowers hereby request a Letter of Credit under Section 2.8 of the Credit Agreement:

               Stated Amount:    $

               Issue Date:

               Termination Date:

               Beneficiary:

               Delivery Address:

     3. TOTAL BORROWINGS (REVOLVING LOANS PLUS TERM LOANS PLUS LETTER OF CREDIT EXPOSURE):

        A.  Total principal amount of Revolving
            Loans outstanding on the Drawdown Date,
            or date of issue, as applicable (after
            giving effect to the requested Revolving
            Loan advance, if any):                                 $____________

            PLUS

            Total principal amount of Term Loans
            outstanding on the Drawdown Date, or
            date of issue, as applicable:                         $____________

            PLUS

            Total Letter of Credit Exposure on
            the Drawdown Date or date of issue,
            as applicable, (after giving effect
            to the requested Letter of Credit, if any):           $_____________

            TOTAL:                                                $_____________

        B.   Total Commitment in effect on the
             Drawdown Date or date of issue,
             as applicable:                                       $_____________

        C.   Borrowing Base Availability in effect
             on the Drawdown Date or date of issue,
             as applicable:

             The remainder of:

             sixty percent (60%)* of the aggregate
             Capitalized Value of the Borrowing Base
             Properties (or, if the taking of security shall have occurred under Section 7.17 of the Credit

             Agreement, of the Collateral) owned on such
             date by a Borrower or a Guarantor which
             is a Wholly Owned Subsidiary (from
             Worksheet #1 attached hereto):                        $____________

             MINUS

             the aggregate amount of all unsecured
             Indebtedness of the Combined Group
             permitted by Sections 8.1(j) and 8.1(n)
             of the Credit Agreement:                             (____________)

             Total:                                                $____________

      A must not exceed the lesser of B and C

      -------------------------------

      * Upon the exercise by the Borrowers of the option described in
      Section 9.5 of the Credit Agreement, the figure sixty percent (60%) shall be reduced to fifty-five percent (55%) and shall change in accordance with each reversal or re-exercise of such option.

     4. NO DEFAULT. The undersigned chief financial or chief accounting officers of the Borrowers certify that (i) all conditions under Section 11 of the Credit Agreement have been satisfied with respect to the making of the Revolving Loan or the issuance of the Letter of Credit requested hereby and (ii) no Default or Event of Default shall have occurred and be continuing or will exist under the Loan Documents after giving effect to the making of the Revolving Loan or the issuance of the Letter of Credit requested hereby.

     5. REPRESENTATIONS TRUE. Each of the representations and warranties of the REIT, the Borrowers and their Subsidiaries contained in the Credit Agreement, in the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Credit Agreement was true as of the date as of which it was made and shall also be true at and as of the Drawdown Date for the Revolving Loan or the date of issue of the Letter of Credit requested hereby, with the same effect as if made at and as of such Drawdown Date or date of issue (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and except to the extent that such representations and warranties relate expressly to an earlier date); and no Default or Event of Default has occurred and is continuing or will exist immediately after giving effect to the making of such Revolving Loan or the issuance of such Letter of Credit or, with respect to any Default or Event of Default under Section 9 of the Credit Agreement which could be caused by the incurrence of Indebtedness, as of the last day of the current fiscal quarter of the Borrowers (including without limitation any breach of the additional debt incurrence tests contained in the MTN Supplemental Indentures, so long as any such instrument shall remain in effect).

     6. OTHER CONDITIONS. All other statements required by Section 11.3 of the Credit Agreement and information and counterpart originals or certified or other copies of documents required by Section 11.4 of the Credit Agreement have been provided by the REIT and the Borrowers to each Lender and the Administrative Agent as required thereunder.

     7. DRAWDOWN DATE; DATE OF ISSUE. Except to the extent, if any, specified by notice actually received by the Administrative Agent prior to the Drawdown Date or the date of issue, as applicable, specified above, the foregoing representations and warranties shall be deemed to have been made by the Borrowers on and as of such Drawdown Date or date of issue, as applicable.

     8. DEFINITIONS. Terms defined in the Credit Agreement are used herein with the meanings so defined.

     IN WITNESS WHEREOF, I have hereunto set my hand this ____ day of _____________,_____.

                                   HERITAGE PROPERTY INVESTMENT
                                     LIMITED PARTNERSHIP


                                   By Heritage Property Investment
                                      Trust, Inc., its General Partner

                                   By
                                     -------------------------------------
                                     Chief Financial or Chief
                                     Accounting Officer


                                    BRADLEY OPERATING LIMITED PARTNERSHIP

                                    By Heritage-Austen Acquisition, Inc.,
                                       its General Partner

                                    By
                                      ------------------------------------
                                      Chief Financial or Chief
                                      Accounting Officer


                                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                                    By:
                                       -----------------------------------
                                       Chief Financial or Chief
                                       Accounting Officer

Borrowing Certificate -- Worksheet #1:


                         Aggregate Capitalized Value of
                         the Borrowing Base Properties*
                         ------------------------------





















-------------------
* If the taking of security shall have occurred under Section 7.17 of the Credit Agreement, this worksheet shall total the Aggregate Capitalized Value of the Collateral.

                                                                       EXHIBIT C

                               FORM OF TERM NOTE

$                                                          _______________, 2000

     FOR VALUE RECEIVED, the undersigned HERITAGE PROPERTY INVESTMENT LIMITED PARTNERSHIP, a Delaware limited partnership, and BRADLEY OPERATING LIMITED PARTNERSHIP, a Delaware limited partnership, hereby jointly and severally promise to pay to ________________ or order, in accordance with the terms of the Credit Agreement hereinafter referred to, to the extent not sooner paid, on
September 18, 2003, _________________ DOLLARS ($   ), or such amount as may be
advanced by the payee hereof under said Credit Agreement with daily interest from the date hereof, computed as provided in said Credit Agreement, on the principal amount hereof from time to time unpaid, at a rate per annum on each portion of the principal amount which shall at all times be equal to the rate of interest applicable to such portion in accordance with said Credit Agreement, and with interest on overdue principal and, to the extent permitted by applicable law, on overdue installments of interest at the rates provided in said Credit Agreement. Interest shall be payable on the dates specified in said Credit Agreement, except that all accrued interest not already paid shall be paid at the stated or accelerated maturity hereof or upon the prepayment in full hereof.

     Payments hereunder shall be made to Fleet National Bank, as Administrative Agent for the payee hereof, 100 Federal Street, Boston, Massachusetts 02110.

     This Term Note is one of one or more Term Notes evidencing borrowings under and is entitled to the benefits and subject to the provisions of a certain Revolving and Term Credit Agreement (the "Credit Agreement") dated as of September 18, 2000, as from time to time in effect, among the undersigned, Heritage Property Investment Trust, Inc., a Maryland corporation, certain Guarantors named therein, Fleet National Bank, for itself and as Administrative Agent, and such other Agents and Lenders as may be from time to time named therein. The principal of this Term Note may be due and payable in whole or in part prior to the maturity date stated above and is subject to mandatory prepayment in the amounts and under the circumstances set forth in said Credit Agreement, and may be prepaid from time to time in whole or in part, all as set forth in said Credit Agreement.

     In case an Event of Default, as defined in said Credit Agreement, shall occur, the entire principal amount of this Term Note may become or be declared due and payable in the manner and with the effect provided in said Credit Agreement.

     This Term Note shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts (without giving effect to the conflict of laws rules of any jurisdiction).

     The undersigned makers and all guarantors and endorsers, hereby waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Term Note, except as specifically otherwise provided in said Credit Agreement, and assent to extensions of time of payment or forbearance or other indulgence without notice.

                                          HERITAGE PROPERTY INVESTMENT
                                            LIMITED PARTNERSHIP


                                          By Heritage Property Investment
                                             Trust, Inc., its General Partner

                                          By
                                             ----------------------------------
                                             Title:


                                          BRADLEY OPERATING LIMITED PARTNERSHIP


                                          By Heritage-Austen Acquisition, Inc.,
                                             its General Partner

                                          By
                                             ----------------------------------
                                             Title:

                                                                       EXHIBIT D

                                    FORM OF
                             COMPLIANCE CERTIFICATE


Fleet National Bank, for Itself
 and as Administrative Agent
100 Federal Street
Boston, Massachusetts 02110
Attn: Real Estate Division

Ladies and Gentlemen:

     Reference is made to the Revolving and Term Credit Agreement dated as of September 18, 2000 (the "Credit Agreement"), among Heritage Property Investment Limited Partnership, a Delaware limited partnership ("Heritage OP"), Bradley Operating Limited Partnership, a Delaware limited partnership ("Bradley OP" and together with Heritage OP, the "Borrowers"), Heritage Property Investment Trust, Inc., a Maryland corporation (the "REIT"), certain Guarantors named therein, Fleet National Bank, for itself and as Administrative Agent, and the other Agents and Lenders from time to time party thereto. Terms defined in the Credit Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement.

     Pursuant to Section 7.4 of the Credit Agreement, the REIT and the Borrowers are furnishing to you herewith the financial statements of the REIT and its Subsidiaries, and the Borrowers and their Subsidiaries, as applicable, for the fiscal period ended __________ (the "Financial Statement Date"). Such financial statements have been prepared in accordance with generally accepted accounting principles and fairly present the financial position of the REIT and its Subsidiaries at the date thereof and the results of their operations for the periods covered thereby, subject in the case of interim statements only to normal year-end audit adjustments and the addition of footnotes.

     This certificate is submitted in compliance with the requirements of
Section 7.4(d), Section 7.5(e), Section 8.4, Section 8.9 or Section 10.8 of the Credit Agreement. If this certificate is provided under any provision other than
Section 7.4(d) or Section 10.8, the calculations provided below are made on a PRO FORMA basis using the financial statements of the REIT and its Subsidiaries as of the Financial Statement Date adjusted in the best good-faith estimate of the REIT and the Borrowers to give effect to the disposition of property or the merger or consolidation that occasions the preparation of this certificate, as applicable; and the nature of such event and the REIT's and the Borrowers' estimate of its effects are set forth in reasonable detail in an attachment hereto. The undersigned officers are the chief financial or chief accounting officers of the REIT and the Borrowers.

     The undersigned officers have caused the provisions of the Credit Agreement to be reviewed and have no knowledge of any Default or Event of Default, and assert that no Default or Event of Default shall exist after giving effect to the disposition of property or the merger or consolidation that occasions the preparation of this certification, if applicable. [Note: If either signer does have knowledge of any Default or Event of Default, the form of certificate should be revised to specify the Default or Event of Default, the nature thereof and the actions taken, being taken or proposed to be taken by the REIT and the Borrowers with respect thereto.]

     The REIT and the Borrowers are providing the following information to demonstrate compliance as of the Financial Statement Date with the following covenants:

1.   BORROWING BASE AVAILABILITY.

     Borrowing Base Availability in effect (i) on the Financial Statement Date if this certificate is being prepared pursuant to Section 7.4(d) of the Credit Agreement or (ii) after giving effect to the disposition of property if this certificate is being prepared pursuant to Sections 7.5(e) or
     8.9 of the Credit Agreement

     The remainder of:

     sixty percent (60%)* of the aggregate Capitalized Value of the Borrowing Base Properties (or, if the taking of security shall have occurred under Section 7.17 of the Credit
     Agreement, of the Collateral) owned on such date by a
     Borrower or a Guarantor which is a Wholly Owned Subsidiary
     (from Worksheet #1 attached hereto):                          $____________

     MINUS

     the aggregate amount of all unsecured Indebtedness of the
     Combined Group permitted by Sections 8.1(j) and 8.1(n) of
     the Credit Agreement:                                        (____________)

     Total:                                                        $____________

     ----------------

     * Upon the exercise by the Borrowers of the option described in Section 9.5 of the Credit Agreement, the figure sixty percent (60%) shall be reduced to fifty-five percent (55%) and shall change in accordance with each reversal or re-exercise of such option.

2.   SECTION 9.1 BORROWING BASE COVERAGE.

     A. Aggregate Facility Cash Flow for the Borrowing Base
        Properties for the fiscal quarter ending on the
        Financial Statement Date (from Worksheet #2 attached
        hereto):                                                $_______________

     B. Debt service payments:

        The sum of:

        Amount of regularly scheduled payments of principal of and interest on all unsecured debt of the Combined Group during such fiscal quarter permitted by Sections 8.1(n) and 8.1(p) of the Credit Agreement: $_______________

        PLUS

        Imputed debt service payment for the highest aggregate principal amount of the Loans and Letter of Credit Exposure outstanding on any day during such fiscal quarter determined using the greater of:

              (a) (i) a 25-year amortization schedule and
              (ii) an annual rate of interest equal to the greater of:

                    (A) the actual average daily interest rate on the Loans in effect during such fiscal quarter, or (B) the sum of the published rate of interest on generally available debt securities customarily issued by the Treasury of the United States of America which have a maturity date most closely approximately the tenth anniversary of the Financial Statement Date plus 200 basis points or

              (b) a minimum constant of nine and one-half percent
                  (9.5%):                                       $_______________

        Total:                                                  $_______________

     A divided by B equals (expressed as a percentage)
     (may not be less than 175%):                               _______________%

3.   SECTION 9.2. DEBT SERVICE COVERAGE.

     A. Combined and consolidated EBITDA of the Combined Group for the relevant "Test Period" (each of July 1, 2000 through September 30, 2000, October 1, 2000 through December 31, 2000, October 1, 2000 through March 31, 2001, October 1, 2000 through June 30, 2001, and each period of four (4) fiscal quarters of the REIT beginning with such period commencing October 1, 2000 and continuing thereafter, each such period treated as a single accounting period), as determined in accordance with generally accepted accounting principles

        Combined and consolidated Net Income of the Combined
        Group for such Test Period (per income statement):      $_______________

        Plus Interest Expense deducted in calculating such
        Net Income:                                             $_______________

        Plus taxes deducted in calculating such Net Income:     $_______________

        Plus depreciation and amortization deducted in
        calculating such Net Income:                            $_______________

        Plus extraordinary or nonrecurring losses deducted
        in calculating such Net Income:                         $_______________

        Minus extraordinary or nonrecurring gains included
        in calculating such Net Income:                        (_______________)

        Total:                                                  $_______________

     B. Annual allowance (prorated to the extent that such
        Test Period is less than one year) for capital
        expenditures equal to $0.20 per square foot for each
        retail and office facility owned by the Combined
        Group (other than properties for which the tenant
        bears full responsibility for all capital maintenance
        pursuant to a triple net lease), determined on a
        combined and a consolidated basis:                      $_______________

     C. The combined and consolidated Interest Expense of
        the Combined Group for the Test Period (per
        income statement):                                      $_______________

        PLUS

        The amount of regularly scheduled payments of
        principal of Indebtedness for borrowed money or
        the deferred purchase price of property due and
        payable by the Combined Group for such Test Period
        (excluding balloon payments to the extent paid from
        the proceeds of new or renewal Indebtedness permitted
        under the Credit Agreement), determined on a combined
        and a consolidated basis:                               $_______________

        Total:                                                  $_______________

     (A minus B) divided by C equals (expressed as
     a percentage) (may not be less than 175%):                 _______________%

4.   SECTION 9.3. MINIMUM COMBINED NET WORTH

     A. Combined Net Worth of the Combined Group on the Financial Statement Date

        Common shareholders' equity and preferred
        equity of the Combined Group determined in
        accordance with generally accepted accounting
        principles on a combined and consolidated basis:        $_______________

     B. Certain Increases in Consolidated Net Worth
        (after September 18, 2000):

        Consolidated amount realized by the REIT and the Combined Group (net of issuance costs) from the issuance of equity securities (excluding the amount of equity sale proceeds, if any, applied to repay principal of the REIT Subordinated Notes) and the receipt of capital contributions (measured in the case of payments or contributions of assets other than cash by the initial book value of such assets recorded in the books of the REIT or the applicable member of the Combined Group) after September 18, 2000: $_______________

        A MINUS ($565,537,300 PLUS B) equals (must be at
        least zero):                                            $_______________

5.   SECTION 9.4 SECURED DEBT

     A. Secured Debt, determined on a combined and consolidated basis

        Aggregate outstanding principal amount of
        Non-recourse Indebtedness of the Combined
        Group secured by liens on Real Estate (other
        than Borrowing Base Properties) and Short-term
        Investments (including cross-collateralization)
        permitted by Section 8.2(vi) of the Credit
        Agreement:                                              $_______________

        PLUS

        Aggregate outstanding principal amount of
        Capitalized Leases and Indebtedness of the
        Combined Group secured by purchase money security
        interests on tangible personal property of the
        REIT, the Borrowers and their Subsidiaries permitted
        by Section 8.2(vii) of the Credit Agreement:            $_______________

        PLUS

        Aggregate outstanding principal amount of
        Indebtedness of the Combined Group secured by
        liens permitted by Section 8.2(xv) of the Credit
        Agreement:                                              $_______________

        Total:                                                  $_______________

     B. Combined Total Asset Value of the Combined
        Group (determined on a combined and a consolidated basis)

        The sum of:

        The Capitalized Value of each parcel of Real
        Estate (excluding Development Assets and Land
        Assets) owned in fee by a member of the Combined
        Group (from Worksheet #3 attached hereto):              $_______________

        PLUS

        The book value determined in accordance with generally accepted accounting principles of each parcel of Real Estate constituting
        Development Assets or Land Assets owned in fee by a member of the Combined Group

        (provided that no Development Assets which have
        been in such status for more than 24 months shall
        be included in this calculation):                       $_______________

        PLUS

        any unencumbered cash and Short-term Investments
        owned by a member of the Combined Group:                $_______________

        Total:                                                  $_______________

     A divided by B (expressed as a percentage)
     (may not exceed 40%):                                      _______________%

6.   SECTION 9.5 TOTAL DEBT

     A. Outstanding principal amount of Indebtedness and Certain other Forms of Debt, determined on a combined and consolidated basis:

        Outstanding principal amount of the Loans and
        the Letter of Credit Exposure:                          $_______________

        PLUS

        The aggregate outstanding amount of Non-Recourse
        Indebtedness of the Combined Group (excluding the
        Loans and Letter of Credit Exposure) permitted by
        Section 8.1(f) of the Credit Agreement:                 $_______________

        PLUS

        The aggregate outstanding amount of Capitalized
        Leases and Indebtedness of the Combined Group
        secured by purchase money security interests on
        tangible personal property of the REIT, the
        Borrowers and their Subsidiaries permitted by
        Section 8.1(h) of the Credit Agreement:                 $_______________

        PLUS

        The aggregate outstanding amount of Indebtedness
        permitted Section 8.1(j) of the Credit Agreement
        (to the extent not included elsewhere herein):          $_______________

        PLUS

        The aggregate outstanding amount of Indebtedness
        of the Combined Group evidenced by the MTN Notes
        permitted by Section 8.1(n) of the Credit Agreement:    $_______________

        PLUS

        The aggregate outstanding amount of Indebtedness
        of the Combined Group permitted by Section 8.1(p)
        of the Credit Agreement:                                $_______________

     B. Combined Total Asset Value of the Combined Group
        (from 5.B above):                                       $_______________

     A divided by B (expressed as a percentage)
     (may not exceed 55%**):                                     ______________%

     -------------
     ** Upon the exercise by the Borrowers of the option described in
     Section 9.5 of the Credit Agreement, the figure fifty-five percent (55%) shall be increased to sixty percent (60%) and shall change in accordance with each reversal or re-exercise of such option, provided that the option of the Borrowers to exercise or reverse such option shall terminate in the event that the Obligations become secured, whether pursuant to Section 7.17 or otherwise.

7.   SECTION 9.6 PORTFOLIO DEBT SERVICE

     A. Combined and consolidated EBITDA of the Combined
        Group for the relevant "Test Period"
        (from 3.A above):                                       $_______________

     B. Annual allowance for capital expenditures equal
        to $0.20 per square foot for each retail and
        office facility owned by the Combined Group
        (other than properties for which the tenant bears
        full responsibility for all capital maintenance
        pursuant to a triple net lease):                        $_______________

     C. Imputed debt service payment for the principal amount of the Combined Total Indebtedness outstanding on the last day of such Test Period determined using the greater of:

              (a) (i) a 25-year amortization schedule and
              (ii) an annual rate of interest equal to the
               greater of:

                    (A) the actual average daily interest
                        rate on the Loans and Letter of
                        Credit Exposure outstanding during
                        such Test Period, or

                    (B) the sum of the published rate of
                        interest on generally available debt
                        securities customarily issued by the
                        Treasury of the United States of America which have a maturity date most closely approximately the tenth anniversary of the last day of such Test Period plus 200 basis points or

              (b) a minimum constant of nine and one-half
              percent (9.5%):                                   $_______________

               Total:                                           $_______________

     (A minus B) divided by C equals (expressed as a
     percentage) (may not be less than 150%):                   _______________%

8.   SECTION 9.7 FIXED CHARGE COVERAGE

     A. Consolidated EBITDA of the REIT and its Subsidiaries for the relevant "Test Period," as determined in accordance with generally accepted accounting principles:

        Consolidated Net Income of the REIT and its
        Subsidiaries for such Test Period (per income
        statement):                                             $_______________

        Plus Interest Expense deducted in calculating such
        Net Income:                                             $_______________

        Plus taxes deducted in calculating such Net Income:     $_______________

        Plus depreciation and amortization deducted in
        calculating such Net Income:                            $_______________

        Plus extraordinary or nonrecurring losses
        deducted in calculating such Net Income:                $_______________

        Minus extraordinary or nonrecurring gains
        included in calculating such Net Income:               (_______________)

        Total:                                                  $_______________

     B. Annual allowance for capital expenditures
        equal to $0.20 per square foot for each
        retail and office facility owned by the
        REIT and its Subsidiaries (other than
        properties for which the tenant bears full
        responsibility for all capital maintenance
        pursuant to a triple net lease):                        $_______________

     C. Consolidated Fixed Charges of the REIT and its Subsidiaries during such Test Period:

        The sum of:

        The consolidated Interest Expense of the
        REIT and its Subsidiaries during such Test Period:      $_______________

        PLUS

        The aggregate amount of all mandatory
        scheduled payments or prepayments (excluding
        balloon payments to the extent paid from the
        proceeds of new or renewal Indebtedness permitted
        under the Credit Agreement) and sinking fund
        payments, all with respect to Indebtedness of the
        REIT and its Subsidiaries in accordance with
        generally accepted accounting principles on a
        combined and consolidated basis, including payments
        in the nature of principal under Capitalized Leases:    $_______________

        PLUS

        Cash dividends on REIT preferred stock and the
        Preferred Units and any other mandatory
        dividends paid or payable in cash by the REIT
        or any of its Subsidiaries to third parties
        during such Test Period:                                $_______________

        PLUS

        All mandatory scheduled payments of the deferred
        purchase price of assets, services or securities
        during such Test Period, including related
        noncompetition, consulting and stock repurchase
        obligations (other than ordinary trade accounts
        payable on customary terms in the ordinary course
        of business), and any long-term contractual
        obligations of the REIT and its Subsidiaries:           $_______________

        Total:                                                  $_______________

     (A minus B) divided by C equals (expressed as
     a percentage) (may not be less than 100%):                 _______________%

9.   SECTION 9.8 MAXIMUM DEVELOPMENT ASSETS AND LAND ASSETS

     A. (i) The aggregate value of the Development
        Assets of the Combined Group (from Worksheet #4
        attached hereto)***:                                    $_______________

        (ii) The Combined Total Asset Value of the Combined
        Group (from 5.B above):                                 $_______________

     (i) divided by (ii) equals (expressed as a percentage)
     (may not exceed 15%):                                      _______________%

     B. (i) The aggregate value of the Land Assets of the
        Combined Group (from Worksheet #5 attached hereto):     $_______________

        (ii) The Combined Total Asset Value of the Combined
        Group (from 5.B above):                                 $_______________

     (i) divided by (ii) equals (expressed as a percentage)
     (may not exceed 5%):                                        ______________%

     C. (i) The aggregate amount of Investments of the REIT,
        the Borrowers and the Wholly Owned Subsidiaries in other
        Subsidiaries of the REIT and the Borrowers and in
        investments in joint ventures that are for the purpose
        of owning commercial real estate permitted by Section
        8.3(i)(B) of the Credit Agreement:                      $_______________

        (ii) The Combined Total Asset Value of the Combined
        Group (from 5.B above):                                 $_______________

     (i) divided by (ii) equals (expressed as a percentage)
     (may not exceed 5%):                                       _______________%

     ---------------
     *** For purposes of this Item 9, the Development Assets and Land Assets will be valued as provided in the definition of Total Asset Value in
     Section 1.1 of the Credit Agreement (except that there shall be added to the value of each Development Asset an amount equal to the aggregate amount committed and/or budgeted by the Borrowers and their Subsidiaries for cost of developing, designing, constructing and equipping such Development Asset but not yet expended) and other Investments shall be valued at their cost.

10.   SECTION 9.9 MTN COVENANTS

     A. (i) The aggregate principal amount of all
         outstanding Indebtedness of Bradley OP and
         its Subsidiaries as of the date of this
         compliance certificate on a consolidated
         basis determined in accordance with generally
         accepted accounting principles:                      $_________________

         (ii) The sum of (without duplication):

         The Total Assets of Bradley OP and its
         Subsidiaries as of the end of the calendar
         quarter covered in Bradley OP's Annual Report
         on Form 10-K or Quarterly Report on Form 10-Q,
         as the case may be, most recently filed with
         the Securities and Exchange Commission (or, if
         such filing is not permitted under the Securities
         Exchange Act of 1934, as amended, with LaSalle Bank
         National Association, as trustee):                   $_________________

         PLUS

         The purchase price of any real estate assets or
         mortgages receivable acquired since the end of
         the most recent calendar quarter:                    $_________________

         PLUS

        The amount of any securities offering proceeds
        received (to the extent such proceeds were not
        used to acquire real estate assets or mortgages
        receivable or used to reduce Indebtedness), by
        Bradley OP or any Subsidiary since the end of
        such calendar quarter:                                $_________________

        MINUS

        The decrease, if any, in the Total Assets of
        Bradley OP and its Subsidiaries since the end
        of such quarter:                                      (________________)

        Total:                                                $_________________

     (i) divided by (ii) equals (expressed as a percentage)
     (may not exceed 60%):                                     ________________%

     B. (i) Consolidated Income Available for Debt Service:   $_________________

        (ii) Annual Service Charge for the four consecutive
        fiscal quarters most recently ended:                  $_________________

     (i) divided by (ii) equals (expressed as a percentage)
     (may not be less than 150%)****:                          ________________%

     -----------------------
     **** To be calculated on the assumption that (a) any Indebtedness incurred by Bradley OP and its Subsidiaries since the first day of such four-quarter period and the application of the proceeds therefrom, including to refinance other Indebtedness, had occurred at the beginning of such period;
     (b) the repayment or retirement of any other Indebtedness by Bradley OP and its Subsidiaries since the first day of such four-quarter period had been repaid or retired at the beginning of such period (except that, in making such computation, the amount of Indebtedness under any revolving credit facility shall be computed based upon the average daily balance of such Indebtedness during such period); (c) in the case of Acquired Indebtedness or Indebtedness incurred in connection with any acquisition since the first day of such four-quarter period, the related acquisition had occurred as of the first day of such period with the appropriate adjustments with respect to such acquisition being included in such PRO FORMA calculation; and (d) in the case of any acquisition or disposition by Bradley OP or its Subsidiaries of any asset or group of assets since the first day of such four-quarter period, whether by merger, stock purchase or sale, or asset purchase or sale, such acquisition or disposition or any related repayment of Indebtedness had occurred as of the first day of such period with the appropriate adjustments with respect to such acquisition or disposition being included in such PRO FORMA calculation.

     C. (i) The aggregate principal amount of all
        outstanding Indebtedness of Bradley OP and
        its Subsidiaries as of the date of this compliance
        certificate on a consolidated basis which is secured
        by any Encumbrance on property of Bradley OP or
        any Subsidiary:                                        $________________

        (ii) The sum of (without duplication):

        The Total Assets of Bradley OP and its Subsidiaries
        as of the end of the calendar quarter covered in
        Bradley OP's Annual Report on Form 10-K or Quarterly
        Report on Form 10-Q, as the case may be, most
        recently filed with the Securities and Exchange
        Commission (or, if such filing is not permitted under
        the Securities Exchange Act of 1934, as amended, with
        LaSalle Bank National Association, as trustee):        $________________

        PLUS

        The purchase price of any real estate assets or
        mortgages receivable acquired since the end of the
        most recent calendar quarter:                         $_________________

        PLUS

        The amount of any securities offering proceeds
        received (to the extent that such proceeds were
        not used to acquire real estate assets or mortgages
        receivable or used to reduce Indebtedness), by
        Bradley OP or any Subsidiary since the end of
        such calendar quarter:                                 $________________

        MINUS

        The decrease, if any, in the Total Assets of
        Bradley OP and its Subsidiaries since the end of
        such quarter:                                         (________________)

        Total:                                                $_________________

     (i) divided by (ii) equals (expressed as a
     percentage) (may not exceed 40%):                         ________________%

     D. (i) Total Unencumbered Assets as of the Financial
        Statement Date:                                        $________________

        (ii) The aggregate outstanding principal amount
        of the Unsecured Indebtedness of Bradley OP and
        its Subsidiaries on a consolidated basis:              $________________

     (i) divided by (ii) (expressed as a percentage)
     (may not be less than 150%):                              ________________%

     E. For purposes of this Section 9.10, Indebtedness shall be deemed to be "incurred" by Bradley OP or a Subsidiary whenever Bradley OP or such Subsidiary shall create, assume, guarantee or otherwise become liable in respect thereof. Also for purposes of this Section 9.9, the capitalized terms "Acquired Indebtedness," "Annual Service Charge," "Consolidated Income Available for Debt Service," "Encumbrance," "Indebtedness," "Subsidiary, " "Total Assets," "Total Unencumbered Assets" and "Unsecured Indebtedness" shall have the respective meanings assigned to them in Supplemental Indenture No. 3, dated as of March 10, 2000 between Bradley OP and LaSalle Bank National Association.

11.  SECTION 9.10 COLLATERAL CAPACITY

     A. (i) The aggregate principal amount of all
        outstanding Indebtedness of Bradley OP and
        its Subsidiaries as of the Financial Statement
        Date on a consolidated basis which is secured by
        any Encumbrance on property of Bradley OP or any
        Subsidiary:                                            $________________

        (ii) The sum of the aggregate principal amount
        of the Loans PLUS the Letter of Credit Exposure
        outstanding on the Financial Statement Date:           $________________

        (iii) The Total Assets of Bradley OP and its
        Subsidiaries as of the end of the calendar
        quarter covered in Bradley OP's Annual Report
        on Form 10-K or Quarterly Report on Form 10-Q,
        as the case may be, most recently filed with the
        Securities and Exchange Commission (or, if such
        filing is not permitted under the Securities Exchange
        Act of 1934, as amended, with LaSalle Bank National
        Association, as trustee):                              $________________

     ((i) PLUS (ii)) DIVIDED BY (iii) equals (expressed
     as a percentage) (may not exceed 40%):                    ________________%

     B. (i) Total Unencumbered Assets as of the
        Financial Statement Date:                              $________________

        MINUS

        The product of (I) the sum of the aggregate
        principal amount of the Loans PLUS the letter
        of Credit Exposure outstanding on the Financial
        Statement Date MULTIPLIED BY (II) 1.67 or
        1.82, as applicable:                                  (________________)

        Total:                                                 $________________

        (ii) Aggregate outstanding principal amount of
        the Unsecured Indebtedness of Bradley OP and its
        Subsidiaries on a consolidated basis (including
        the MTN Notes but excluding the Loans and Letter
        of Credit Exposure) as of the Financial Statement
        Date:                                                  $________________

     (i) DIVIDED BY (ii) (expressed as a percentage)
     (may not be less than 150%):                              ________________%

     C. For purposes of this Section 9.10, Indebtedness shall be deemed to be "incurred" by Bradley OP or a Subsidiary whenever Bradley OP or such Subsidiary shall create, assume, guarantee or otherwise become liable in respect thereof. Also for purposes of this Section 9.10, the capitalized terms "Encumbrance," "Indebtedness," "Subsidiary, " "Total Assets," "Total Unencumbered Assets" and "Unsecured Indebtedness" shall have the respective meanings assigned to them in Supplemental Indenture No. 3, dated as of March 10, 2000 between Bradley OP and LaSalle Bank National Association.

12.  SECTION 7.18 BORROWING BASE COMPOSITION

     A. The aggregate Capitalized Value of Borrowing
        Base Properties which are used principally for
        retail (rather than office) uses as of the
        Financial Statement Date (from Worksheet #6
        attached hereto):                                       $_______________

     B. The product of (i) the sum of the outstanding
        principal
        amount of the Loans and the Letter of Credit
        Exposure PLUS the aggregate amount of all unsecured
        Indebtedness of the Combined Group permitted by
        Sections 8.1(j) and 8.1(n), in each case, as of the
        Financial Statement Date MULTIPLIED BY (ii) 1.67 or
        1.82, as applicable:                                    $_______________

     A DIVIDED BY B (expressed as a percentage)
     (may not be less than 90%):                               ________________%

13. INDEBTEDNESS RESTRICTIONS FROM ARTICLE XIII OF THE ARTICLES OF AMENDMENT AND RESTATEMENT OF THE REIT.

     A. The aggregate amount of outstanding indebtedness for
        borrowed money of the REIT.                             $_______________

     B. The aggregate amount of the liabilities of the REIT.    $_______________

     C. The total shareholder equity of the REIT.               $_______________

     A DIVIDED BY (B PLUS C) (expressed as a percentage)
     (must be less than 50%)                                     ______________%

IN WITNESS WHEREOF, each of the undersigned officers has set his or her hand and seal this ____ day of _________, ____.

                                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                                    By:_________________________________
                                       Chief Financial or Chief
                                       Accounting Officer

                                    HERITAGE PROPERTY INVESTMENT LIMITED
                                    PARTNERSHIP

                                    By Heritage Property Investment Trust, Inc.,
                                       its General Partner

                                    By:__________________________________
                                       Chief Financial or Chief
                                       Accounting Officer

                                    BRADLEY OPERATING LIMITED PARTNERSHIP

                                    By Heritage-Austen Acquisition, Inc.,
                                       its General Partner

                                    By____________________________________
                                      Title:

Compliance Certificate -- Worksheet #1:


                         Aggregate Capitalized Value of
                         the Borrowing Base Properties*
                         ------------------------------

















-------------------
* If the taking of security shall have occurred under Section 7.17 of the Credit Agreement, this worksheet shall total the Aggregate Capitalized Value of the Collateral.

Compliance Certificate -- Worksheet #2:

                 Aggregate Facility Cash Flow for the Borrowing
                     Base Properties for the Fiscal Period
                     -------------------------------------

A. Net Operating Income of the Borrowing Base Properties for the fiscal period (as determined in accordance with generally accepted accounting principles):

          Gross revenues of such properties for such fiscal
          period:                                               $_______________

          MINUS

          All operating expenses incurred with respect to
          such properties for such fiscal period:               $_______________

          Total:                                                $_______________

B.   Capital expenditure allowances with respect to the Borrowing Base
     Properties:

          Allowance for capital expenditure requirements
          computed at the annual rate of $0.20 per square
          foot for such Borrowing Base Properties (other
          than properties for which the tenant bears full
          responsibility for all capital maintenance
          pursuant to a triple net lease):                      $_______________

          Total:                                                $_______________

C.   Imputed management fee:

     The sum of:

     The greater of:

          Imputed management fee at the annual rate of three percent (3%) of the gross revenue received by the Combined Group with respect to such Borrowing Base Properties for such fiscal period:

          AND

          The amount of any management fees and expenses
          actually incurred by the Combined Group with respect
          to such properties for such fiscal period
          (whether or not deducted in calculating Net
          Operating Income)                                     $_______________

     MINUS

     The amount of any management fees and expenses deducted
     in calculating Net Operating Income for such properties
     for such fiscal period.                                    (______________)

     Total Imputed Management Fee (which may not be less
     than zero):                                                $_______________

A minus B minus C:                                              $_______________

Compliance Certificate -- Worksheet #3:


              The Capitalized Value of Each Parcel of Real Estate
                 (excluding Development Assets and Land Assets) Owned in Fee by a Member of the Combined Group
                 ----------------------------------------------

Compliance Certificate -- Worksheet #4:


                             The Aggregate Value of
                  the Development Assets of the Combined Group
                  --------------------------------------------

Compliance Certificate -- Worksheet #5:


                             The Aggregate Value of
                      the Land Assets of the Combined Group
                      -------------------------------------

Compliance Certificate -- Worksheet #6:


                         Aggregate Capitalized Value of
                      Borrowing Base Properties which are
             Used Principally for Retail (rather than Office) Uses
             -----------------------------------------------------

                                                                       EXHIBIT E

                                    FORM OF
                           ASSIGNMENT AND ACCEPTANCE

                         Dated as of ____________, ____

     Reference is made to the Revolving and Term Credit Agreement (the "Credit Agreement") dated as of September 18, 2000, as from time to time in effect, by and among Heritage Property Investment Limited Partnership, a Delaware limited partnership ("Heritage OP"), Bradley Operating Limited Partnership ("Bradley OP" and together with Heritage OP, the "Borrowers"), Heritage Property Investment Trust, Inc., a Maryland corporation (the "REIT"), certain Guarantors named therein, Fleet National Bank, for itself and as Administrative Agent (the "Administrative Agent"), and such other Agents and Lenders as may be from time to time named therein. Terms defined in the Credit Agreement and used herein without definition shall have the respective meanings herein assigned to such terms in the Credit Agreement.

     [Name of Assigning Lender] (the "Assignor") and [Name of Assignee] (the "Assignee") hereby agree as follows:

     1. The Assignor hereby sells and assigns to the Assignee and the Assignee hereby purchases and assumes from the Assignor, a [____________ percent (___%) interest in all of the Assignor's rights and obligations in the Revolving Loans and the Letter of Credit Exposure] [____________ percent (___%) interest in all of the Assignor's rights and obligations in the Term Loans] under the Credit Agreement as of the Assignment Date (as defined in paragraph 4 below), including, without limitation, (a) the Assignor's obligation to make Loans thereunder and (b) the Assignor's interest in all unpaid interest and commitment fees accrued as of the Assignment Date. As a result of this Assignment and Acceptance, the Assignee purchases and assumes from the Assignor $_________ in respect of the [Revolving Loan Commitments] [Term Loan Commitments] and a Commitment Percentage of ___% of the [Revolving Loan Commitments] [Term Loan Commitments].

     2.(a) The Assignor (i) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (ii) represents that as of the date hereof, before giving effect to the assignment contemplated hereby, its [Revolving Loan Commitments] [Term Loan Commitments] is $__________ and the aggregate outstanding principal balance of the [Revolving Loans] [Term Loans] made by it equals $__________; (iii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Loan Documents or any other instrument or document furnished pursuant thereto or the attachment, perfection or priority of any security interest or mortgage, other than that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (iv) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Obligor or any other Person primarily or secondarily liable in respect of any of the Obligations, or the performance or observance by any Obligor or any other Person primarily or secondarily liable in respect of any of the Obligations of any of their obligations under the Credit Agreement or any of the other Loan Documents or any other instrument or document furnished pursuant thereto; and (v) attaches to the copy hereof forwarded to the Administrative Agent the Note(s) held by it.

     2.(b) The Assignor requests that the Administrative Agent exchange its Note(s) for new Notes executed by the Borrower and payable to each of the Assignor and the Assignee as follows:


    Notes Payable to
     the Order of:                                      Amount of Note
    ----------------                                    --------------
    [Assignor]                                          $_____________

    [Assignor]                                          $_____________

    [Assignee]                                          $_____________

    [Assignee]                                          $_____________


     3. The Assignee (a) represents and warrants that (i) it is legally authorized to enter into this Assignment and Acceptance and (ii) it is an Eligible Assignee; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 6.4 and Section 7.4 of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance;
(c) agrees that it will, independently and without reliance upon the Assignor, any other Lender, or any Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (d) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (e) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender.

     4. The effective date for this Assignment and Acceptance shall be _____________, ____ [which date may not be less than 5 Business Days after execution of this Assignment and Acceptance] (the "Assignment Date"). Following the execution of this Assignment and Acceptance, each party hereto and each Person consenting hereto shall deliver its duly executed counterpart hereof to the Administrative Agent for acceptance and recording in the Register by the Administrative Agent. Schedule 1 to the Credit Agreement shall thereupon be replaced by Schedule 1 annexed hereto.

     5. Upon such acceptance and recording, from and after the Assignment Date,
(i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder, and (ii) the Assignor shall, with respect to that portion of its interest under the Credit Agreement assigned hereunder, relinquish its rights and, upon payment to the Administrative Agent of the registration fee referred to in Section 18.3 of the Credit Agreement, be released from its obligations under the Credit Agreement.

     6. Upon such acceptance and recording, from and after the Assignment Date, the Administrative Agent shall make all payments in respect of the rights and interests assigned hereby (including payments of principal, interest, fees and other amounts) to the Assignee. On the Assignment Date, the Assignee will pay to the Administrative Agent for the PRO RATA account of the Assignor an amount equal to the percentage of the Assignor's interest assumed by the Assignee hereunder, times the aggregate outstanding principal amount of the Loans made by the Assignor.

     7. THIS ASSIGNMENT AND ACCEPTANCE IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT FOR ALL PURPOSES TO BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF
LAWS).

     8. This Assignment and Acceptance may be executed in any number of counterparts which shall together constitute but one and the same agreement.

     IN WITNESS WHEREOF, intending to be legally bound, each of the undersigned has caused this Assignment and Acceptance to be executed on its behalf by its officer thereunto duly authorized, as of the date first above written.

                                          [ASSIGNOR]

                                           By: _______________________________
                                               Title:

                                           [ASSIGNEE]

                                           By: _______________________________
                                               Title:

CONSENTED TO:
-------------


FLEET NATIONAL BANK,
 as Administrative Agent

By: ________________________________
    Authorized Officer

HERITAGE PROPERTY INVESTMENT
 LIMITED PARTNERSHIP

By: Heritage Property Investment Trust,
         Inc., its general partner

By: _______________________________
    Title:

BRADLEY OPERATING LIMITED
 PARTNERSHIP

By Heritage-Austen Acquisition, Inc.,
         its General Partner

By: _______________________________
    Title:

                            INTERCREDITOR AGREEMENT

     THIS INTERCREDITOR AGREEMENT (this "Agreement") is dated as of the 18th day of September 2000, by and between FLEET NATIONAL BANK, a national bank organized under the laws of the United States of America, as Agent for itself and the other lenders which are or may become party to the "Subordinated Loan Agreement" (as hereinafter defined) (in such capacity, the "Subordinated Agent"), and FLEET NATIONAL BANK, a national bank organized under the laws of the United States of America, as Administrative Agent for itself and the other lenders which are or may become party to the "Senior Loan Agreement" (as hereinafter defined) (in such capacity, the "Senior Agent").

                                   RECITALS:

     WHEREAS, pursuant to the Revolving and Term Credit Agreement dated as of September 18, 2000 (such agreement, as amended, modified, extended, revised or supplemented in accordance with its terms, is hereinafter referred to as the "Senior Loan Agreement") among Heritage Property Investment Trust, Inc., a Maryland corporation (the "REIT"), Heritage Property Investment Limited Partnership, a Delaware limited partnership ("Heritage OP"), Bradley Operating Limited Partnership, a Delaware limited partnership ("Bradley OP"), the guarantors from time to time party thereto, the Senior Agent, the other agents from time to time party thereto and the lenders from time to time party thereto (the "Senior Lenders"), the Senior Lenders have made available to Heritage OP and Bradley OP (collectively, the "Senior Borrowers") credit facilities in the amount of up to $425,000,000 at any time outstanding (the "Senior Credit") upon the terms set forth in the Senior Loan Agreement and the other documents and instruments evidencing, securing or otherwise relating to the Senior Credit (collectively, the "Senior Loan Documents");

     WHEREAS, pursuant to the Term Credit Agreement dated as of September 18, 2000 (such agreement, as amended, modified, extended, revised or supplemented in accordance with its terms, is hereinafter referred to as the "Subordinated Loan Agreement") among the REIT, the Subordinated Agent, and the lenders from time to time party thereto (the "Subordinated Lenders"), the Subordinated Lenders have agreed to make available to the REIT a loan of $100,000,000 (the "Subordinated Loan") upon the terms set forth in the Subordinated Loan Agreement and the other documents and instruments evidencing, securing or otherwise relating to the Subordinated Loan (collectively, the "Subordinated Loan Documents");

     WHEREAS, each of the Senior Borrowers is a direct or indirect subsidiary of the REIT, and the REIT is a guarantor under the Senior Loan Agreement of the Senior Credit;

     WHEREAS, the Subordinated Loan Agreement provides that the Subordinated Loan is subordinated to the Senior Credit as more fully described in Section 5 of the Subordinated Loan Agreement; and

     WHEREAS, it is a condition precedent to the provision of the Subordinated Loan by the Subordinated Lenders that the parties hereto make, execute and deliver this Agreement to provide certain assurances to the Subordinated Agent and the Subordinated Lenders.

     NOW, THEREFORE, in consideration of the sum of Ten and No/100 Dollars ($10.00), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. SUBORDINATED AGENT. The term "Subordinated Agent" as defined in the preamble above shall also include any successor by merger with the Subordinated Agent or any successor agent to the Subordinated Agent under the Subordinated Loan Agreement. The Senior Agent agrees not to unreasonably withhold, delay or condition its approval of the transfer of the security interests under the "Pledges" (as defined below) to such a successor agent in connection therewith, if such approval shall be requested.

     2. ACKNOWLEDGMENTS REGARDING PLEDGE. The Senior Agent hereby acknowledges and consents to the execution and delivery by the REIT to the Subordinated Agent as security for the repayment of the Subordinated Loan of (i) all of the right, title and interest of the REIT in common stock of Heritage Realty Management, Inc., a Maryland corporation ("Heritage Management"), constituting 100% of the equity of such corporation, (ii) all of the right, title and interest of the REIT in common stock of Heritage Realty Special LP Corporation, a Maryland corporation ("Heritage Special"), constituting 100% of the equity of such corporation, and (iii) 49% of the REIT's general partnership interest in Heritage OP.

     The Senior Agent also hereby acknowledges and consents to the execution and delivery by the REIT of an undertaking to endeavor to obtain the consents required (i) to permit the REIT to pledge to the Subordinated Agent as further security for the payment of the Subordinated Loan all of the right, title and interest of REIT in common stock of Heritage-Austen Acquisition, Inc., a Maryland Corporation ("Heritage-Austen"), and the remaining 51% of the REIT's general partnership interest in Heritage OP and (ii) to permit Heritage-Austen to pledge to the Subordinated Agent as further security for the payment of the Subordinated Loan all of the right, title and interest of Heritage-Austen in partnership interests of Bradley OP, constituting all of the general partnership interest in Bradley OP. In the event that the consents required for the pledge by Heritage-Austen are obtained, the REIT shall cause Heritage-Austen to effect such pledge to the Subordinated Agent.

     Each of the pledges contemplated by this Paragraph 2 are sometimes referred to herein as the "Pledges"; and each of Heritage-Austen, Heritage Management, Heritage Special and Bradley OP are sometimes referred to herein as the "Pledged Entities."

     3. NOTICE AND CURE RIGHTS. The Senior Agent hereby agrees with and for the benefit of the Subordinated Agent and each Subordinated Lender that, when giving notice to the Senior Borrowers with respect to a "default," "Default," "event of default" or "Event of Default" under the Senior Loan Documents or an acceleration of the Senior Credit, the Senior Agent will also simultaneously give a copy of any such notice to the Subordinated Agent and that the Subordinated Agent and the Subordinated Lenders shall be afforded the period of time, if any, remaining to the Senior Borrowers under the Senior Loan Documents, or, if longer, specified in any notice provided to the Senior Borrowers to cure any such "default," "Default," "event of default" or "Event of Default" prior to the acceleration of or exercise of other rights with respect to the Senior Credit by the Senior Agent. Notwithstanding the preceding sentence, in no event shall the period for cure applicable to the Subordinated Agent and the Subordinated Lenders expire prior to the period for cure applicable to the Senior Borrowers. In the event that the Subordinated Agent and the Subordinated Lenders shall cure any "default", "Default", "event of default" or "Event of Default" under the Senior Loan Documents pursuant to the cure rights granted to such parties hereunder, then the Senior Agent shall promptly and completely accept said curative action and shall not thereafter take or institute, or cause to be taken or instituted, any action with respect to such "default," "Default," "event of default" or "Event of Default" so cured by the Subordinated Agent or the Subordinated Lenders. Notwithstanding the foregoing, the Senior Agent acknowledges that neither the Subordinated Agent nor any of the Subordinated Lenders shall be obligated to cure any such "default", "Default", "event of default" or "Event of Default".

     The Subordinated Agent hereby agrees with and for the benefit of the Senior Agent that when giving notice to the REIT with respect to a "default", "Default," "event of default" or "Event of Default" under the Subordinated Loan Documents or an acceleration of the Subordinated Loan, or exercise of any rights under the Pledges, the Subordinated Agent will also simultaneously give a copy of any such notice to the Senior Agent.

     4. FORECLOSURE OF PLEDGES; SUBSEQUENT TRANSFERS.

        (a) FORECLOSURE OF PLEDGES. The Senior Agent hereby agrees that, so long as the purchaser of all or any portion of the collateral pledged to the Subordinated Agent pursuant to the Pledges by UCC foreclosure sale or otherwise (the "Purchaser") is a Controlled Entity of the Subordinated Agent or of any Subordinated Lender or group of more than one of such Subordinated Lenders, the Purchaser shall be recognized as the owner of such interests, without the necessity for any other consent or approval of the Senior Agent or Senior Lenders pursuant to any provisions of the Senior Loan Documents or the payment of any assumption fees or other fees to the Senior Agent or Senior Lenders and without the same causing a "default", "Default", "event of default" or "Event of Default" under the Senior Loan Agreement or any of the other Senior Loan Documents.

        (b) SUBSEQUENT TRANSFERS. In the event that a Purchaser shall become the owner of interests described in Paragraph 4(a) above, the consent of the Senior Agent shall not be required for the Purchaser to transfer all or any of such interests to a third party. However, the prior written consent of the Senior Agent, which consent shall not be unreasonably withheld, conditioned or delayed, nonetheless shall be required in order for the Purchaser to hire or permit any third party (including any transferee owner of any of such interests) to take responsibility for management of any of the proprieties of any of the Pledged Entities. It is further understood and agreed that, in making its determination whether to consent to a transfer of management responsibility pursuant to this Paragraph 4(b), the Senior Agent shall be entitled to the cost reimbursement provisions set forth in the Senior Loan Documents and shall take into consideration such factors as the Senior Agent and the Senior Lenders deem appropriate in their sole discretion, including, without limitation, their past experience with the proposed manager in managing retail shopping center and/or office properties similar to the real estate assets of the Senior Borrowers, the business reputation of the proposed manager and its principals and affiliates, and the then existing financial exposure of Senior Lenders to the proposed manager and its principals and affiliates or to properties controlled or managed by the proposed manager or its principals or affiliates. Any transfer of the ownership interests of the Purchaser pursuant to this Paragraph 4(b) shall be without the necessity for the payment of assumption fees or other fees to the Senior Agent or to any Senior Lender.

        (c) DEFINITIONS. For purposes of this Paragraph 4, the following terms shall have the meanings set forth below:

               (i) "CONTROL" (or any variation of such term) of one entity (the "controlled entity") by another (the "controlling entity") means, that the controlling entity has the power, directly or indirectly, to direct or cause the direction of the management and policies of the controlled entity, whether through the ownership of voting securities, by contract, or otherwise.

               (ii) "CONTROLLED ENTITY" means, with respect to a specified person, a partnership, corporation, limited liability company, business trust or other business entity of which such specified person has, directly or indirectly, Control or which is under common control with such specified person.

        (d) EFFECT OF PROVISIONS. The foregoing provisions of this Paragraph 4 shall not obligate the Senior Agent or the Senior Lenders to forego any right or remedy from time to time available to it or them under the Senior Loan Documents, including without limitation any remedy available upon the occurrences of any "default", "Default", "event of default" or "Event of Default", except as specifically stated above. To be specific, the provisions of this Paragraph 4 constitute a limited and conditional waiver of the provis ions of Section 12.1(n) of the Senior Loan Agreement and of no other provision of the Senior Loan Agreement.

     5. CONSENT OF SENIOR AGENT. The Senior Agent on behalf of the Senior Lenders acknowledges and consents to the Subordinated Loan as contemplated by the Subordinated Loan Agreement, the pledges described above in Paragraph 2, and the transfers described above in Paragraph 4, and acknowledges that neither the Subordinated Loan, the pledges described above in Paragraph 2, the transfers and exercise of rights described above in Paragraph 4 nor the performance of the terms thereof shall breach, violate or constitute a "default," "Default," "event of default" or "Event of Default" under the Senior Loan Agreement or any of the other Senior Loan Documents.

     The Senior Agent agrees on behalf of itself and the Senior Lender that it and they shall not challenge the validity or enforceability of the Pledges in any manner, including without limitation the raising of any claims of preference, fraudulent conveyance or lack of consideration in failure of perfection.

     6. CONSENT OF SUBORDINATED AGENT. The Subordinated Agent on behalf of the Subordinated Lenders acknowledges and consents to the Senior Credit as contemplated by the Senior Loan Agreement, the taking of security for the Senior Credit as provided in Section 7.17 of the Senior Loan Agreement and acknowledges that neither the Senior Credit nor any such taking of security for the performance of the terms thereof shall breach, violate or constitute a "default", "Default", "event of default" or "Event of Default" under the Subordinated Loan Agreement or any of the Subordinated Loan Documents. The Subordinated Agent agrees on behalf of itself and the Subordinated Lender that it and they shall not challenge the enforceability of any provision of the Senior Loan in any manner, including without limitation the revising of any claims of any claims of preference, fraudulent conveyance or lack of consideration or failure of perfection.

     7. AFFILIATE SUBORDINATED LENDERS. Notwithstanding any other provision of this Agreement or any Subordinated Loan Document or Senior Loan Document, in the event that at any time any Subordinated Lender is an Affiliate (as defined in the Senior Loan Agreement) of the REIT, then:

        (a) without the prior written consent of the Majority Lenders (as defined in the Senior Loan Agreement), neither the Subordinated Agent nor any Subordinated Lender shall initiate or seek to initiate any involuntary bankruptcy proceeding of the REIT;

        (b) in the event of any bankruptcy proceeding of the REIT (or of the REIT and any of the Senior Borrowers), the Subordinated Lenders shall not vote on any plan of reorganization without the prior written consent of the Majority Lenders;

        (c) the provisions of Paragraph 4(b) of this Agreement shall be modified to require the prior written consent of the Majority Lenders to any transfer by a Purchaser of the ownership of any interest described in Paragraph 4(a) (or any acquisition of such interests by a third party, through UCC foreclosure or otherwise), such consent to be subject to the terms of Paragraph 4(b) relating to transfer of management responsibilities; and

        (d) in the event that the Senior Agent or the Senior Lenders shall take any action to enforce remedies under or in respect of the Senior Loan Documents, the Subordinated Agent and the Subordinated Lenders shall take no action to materially hinder or delay such exercise; provided that this paragraph (d) shall not forbid the Subordinated Agent or the Subordinated Lenders from taking any action permitted by the express terms of this Agreement or the Subordinated Loan Documents or from taking any action in a capacity other than as Subordinated Agent or as a Subordinated Lender and shall not be in effect at any time that Affiliates of the REIT hold in the aggregate less than 33 1/3% of the outstanding principal amount of the Subordinated Loan.

     In addition to the foregoing, the Subordinated Agent on behalf of the Subordinated Lenders agrees that, without the prior written consent of the Majority Lenders, (i) not more than 50% of the principal amount of the Subordinated Loan at any time outstanding shall be held by Affiliates of the REIT and (ii) the Subordinated Loan Documents shall not be modified or amended to permit Subordinated Lenders which are Affiliates of the REIT to have voting rights greater than their proportionate interests in the Subordinated Loan.

     8. ESTOPPEL CERTIFICATES. Each of the Senior Agent and the Subordinated Agent shall, from time to time (but not more than twice in any six (6) month period), upon twenty (20) days' prior written request by the Senior Agent or the Subordinated Agent, as the case may be, execute, acknowledge and deliver to the requesting party a certification signed by an authorized officer or officers of the other party having primary responsibility for the Senior Credit or the Subordinated Loan, as the case may be, setting forth (a) the amount of accrued and unpaid interest and the outstanding principal amount of the Senior Credit or the Subordinated Loan, as the case may be, and (b) either that, to the knowledge of the signer of such certificate, no "default", "Default," "event of default" or "Event of Default" exists or, if any "default", "Default," "event of default" or "Event of Default" shall then exist and be continuing under any of the Senior Loan Documents or the Subordinated Loan Documents, as the case may be, specifying any such "default", "Default", "event of default" or "Event of Default."

     9. ESTOPPEL. Each of the Senior Agent and the Subordinated Agent represents and warrants that it is authorized to enter into this Agreement under the terms of the Senior Loan Documents or the Subordinated Loan Documents, as the case may be.

     10. NO RELIANCE BY OTHERS. None of the provisions of this Agreement shall inure to the benefit of the REIT, either Senior Borrower or any guarantor or other party liable under any of the Senior Loan Documents or the Subordinated Loan Documents (collectively, the "Borrower Parties") or any person other than the Senior Agent, the Senior Lenders, the Subordinated Agent, the Subordinated Lenders and the Purchaser and their respective successors and assigns (collectively, the "Lender Parties"); consequently, no Borrower Party shall be entitled to rely upon or raise as a defense, in any manner whatsoever, the failure of any Party to comply with the provisions of this Agreement. No Lender Party shall incur any liability to any Borrower Party or any other person (other than a Lender Party) for any act or omission of such Lender Party hereunder.

     11. NOTICES. All notices and other communications hereunder shall be in writing and shall be personally delivered or delivered by commercial courier service or deposited in the United States Mail (certified, return receipt requested and postage prepaid), or transmitted by facsimile, in each case addressed to the party to whom notice is being given at its address set forth below its signature hereto or at such other address as may hereafter be designated in writing by a party hereto to the other parties hereto. All such notices or communications shall be deemed given on (i) the date received if delivered personally or when delivered by commercial courier service, (ii) the date of receipt or refusal to accept receipt thereof if sent by certified mail, or (iii) the first Business Day following the Business Day of transmission by facsimile.

     12. CONSTRUCTION. All headings appearing in this Agreement are for convenience only and shall be disregarded in construing this Agreement. No waiver of any breach of the terms of this Agreement shall be implied from any failure to take, or delay in taking, action with respect to such breach or any previous waiver of any similar or unrelated breach. A waiver of any term of this Agreement must be made in writing and shall be limited to the express terms of such writing. Time is of the essence of this Agreement.

     13. LAW. This Agreement shall be governed by, and construed in accordance with, the laws of The Commonwealth of Massachusetts.

     14. SEVERABILITY. The invalidity, illegality or unenforceability of any provision of this Agreement pursuant to judicial decree, shall not affect the validity or enforceability of any other provision hereof, all of which s remain in full force and effect.

     15. SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the terms and provisions of this Agreement shall inure to the benefit of and be binding upon and enforceable by the respective successors and assigns of the parties hereto.

     16. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

     17. TERMINATION. Unless otherwise agreed to by the parties, this Agreement shall terminate when the Subordinated Loan has been paid and finally discharged in full, and no portion of the Subordinated Loan has been reinstated or is required to be repaid.

     18. JUDICIAL INTERPRETATION. In the event the provisions of this Agreement require judicial or other interpretation, it is agreed that the court interpreting or construing same shall not apply a presumption that the terms hereof shall be more strictly construed against one party by reason of the rule of construction that a document is to be more strictly construed against a party who by itself or through its agents prepared the same, it being agreed that all parties to this Agreement participated in the preparation of this Agreement.

     19. NO JOINT VENTURE. This Agreement shall not be construed to create a partnership or joint venture between the parties hereto nor shall this Agreement create or impose upon the Senior Agent or any Senior Lender any fiduciary obligations to the Subordinated Agent or any of the Subordinated Lenders or create or impose upon the Subordinated Agent or any Subordinated Lender any fiduciary obligations to the Senior Agent or any of the Senior Lenders.

     20. SPECIFIC PERFORMANCE. Each party is hereby authorized to demand specific performance of this Agreement and each party hereby irrevocably waives any defense based on the adequacy of a remedy at law, which might be asserted as a bar to such remedy of specific performance.

     21. CONFLICT. In the event of any inconsistency between this Agreement on the one hand, and the Senior Loan Documents and/or the Subordinated Loan Documents, on the other hand, then it is expressly understood and agreed that, as among the Senior Agent, the Senior Lenders, the Subordinated Agent and the Subordinated Lenders, the terms and provisions of this Agreement shall govern and prevail except as set forth in Paragraph 4(d) above.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written.

                                    SENIOR AGENT:

                                    FLEET NATIONAL BANK, as Administrative Agent under the Senior Loan Agreement

                                    By:_______________________________________
                                        Authorized Officer


                                    Fleet National Bank
                                    One Federal Street
                                    Boston, Massachusetts 02110
                                    Attention: Real Estate Finance Division
                                               Mail Stop: MA DE 10304X
                                    Facsimile: (617) 346-4672

                                    SUBORDINATED AGENT:

                                    FLEET NATIONAL BANK, as Agent under the
                                    Subordinated Loan Agreement

                                    By:_______________________________________
                                        Authorized Officer


                                    Fleet National Bank
                                    One Federal Street
                                    Boston, Massachusetts 02110
                                    Attention: Real Estate Finance Division
                                               Mail Stop: MA DE 10304X
                                    Facsimile: (617) 346-4672

                                                                      SCHEDULE I


                            LENDERS AND COMMITMENTS



                                               Revolving Loan        Term Loan                                 Commitment
Name and Address                                 Commitment          Commitment              Total             Percentage
----------------                               --------------       ------------             -----             ----------
FLEET NATIONAL BANK                             $ 91,667,000        $ 50,000,000          $14,667,000             33 1/3%
One Federal Street
Boston, Massachusetts 02110
Attn: Real Estate Finance Division

Eurodollar Lending Office:

   Same as above

BANKERS TRUST COMPANY                           $ 91,666,500        $ 50,000,000          $141,666,500            33 1/3%
130 Liberty Street
New York, New York 10006
Attn: George R. Reynolds

Eurodollar Lending Office:

   Same as above

KEYBANK NATIONAL ASSOCIATION                    $ 91,666,500        $ 50,000,000          $141,666,500            33 1/3%
127 Public Square, 6th Floor
Cleveland, Ohio 44114
Attn: Florentina Djulvezan

Eurodollar Lending Office:

   Same as above

                                                ------------        ------------          ------------             ---
                                                $275,000,000        $150,000,000          $425,000,000             100%
                                                ============        ============          ============             ===


                                                           EXECUTION COUNTERPART


                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                HERITAGE PROPERTY INVESTMENT LIMITED PARTNERSHIP

                      BRADLEY OPERATING LIMITED PARTNERSHIP


                       REVOLVING AND TERM CREDIT AGREEMENT

                                 AMENDMENT NO. 1

         This Agreement, dated as of November 30, 2000 (this "AGREEMENT"), is by and among HERITAGE PROPERTY INVESTMENT LIMITED PARTNERSHIP ("HERITAGE OP"), a Delaware limited partnership having its principal place of business at 535 Boylston Street, Boston, Massachusetts 02116, BRADLEY OPERATING LIMITED PARTNERSHIP ("BRADLEY OP"), a Delaware limited partnership having its principal place of business at 40 Skokie Boulevard, Suite 600, Northbrook, Illinois 60062-1626, HERITAGE PROPERTY INVESTMENT TRUST, INC. (the "REIT"), a Maryland corporation having its principal place of business at 535 Boylston Street, Boston, Massachusetts 02116, the other Guarantors named in the Credit Agreement (as defined below), the Lenders under the Credit Agreement, and FLEET NATIONAL BANK, as Administrative Agent, BANKERS TRUST COMPANY, as Syndication Agent, KEYBANK NATIONAL ASSOCIATION, as Documentation Agent, COMMERZBANK AG NEW YORK AND GRAND CAYMAN BRANCHES, as Managing Agent, U.S. BANK NATIONAL ASSOCIATION, as Co-Agent, and CREDIT LYONNAIS, NEW YORK BRANCH, as Co-Agent. The parties agree as follows:

         1. CREDIT AGREEMENT; DEFINITIONS. This Agreement amends the Revolving and Term Credit Agreement dated as of September 18, 2000 by and among Heritage OP, Bradley OP, the REIT, the other Guarantors named in the Credit Agreement, the Lenders under the Credit Agreement and FLEET NATIONAL BANK, as Administrative Agent, BANKERS TRUST COMPANY, as Syndication Agent, and KEYBANK NATIONAL ASSOCIATION, as Documentation Agent, (as in effect prior to giving effect to this Agreement, the "CREDIT AGREEMENT"). Terms defined in the Credit Agreement as amended hereby (the "AMENDED CREDIT AGREEMENT") and not otherwise defined herein are used with the meaning so defined.

         2. AMENDMENT OF CREDIT AGREEMENT. Effective upon the date hereof (the "AMENDMENT DATE"), the Credit Agreement is amended as follows:

                  2.1. AMENDMENTS OF SECTION 1.1.

                           (a) The definition of "Agent" in Section 1.1 of the
                  Credit Agreement is amended to read in its entirety as follows:

                                    "AGENT. Each of the Administrative Agent,
                           the Syndication Agent, the Documentation Agent, the Managing Agent and each Co-Agent."

                           (b) Section 1.1 of the Credit Agreement is further
                  amended by adding immediately after the definition of "CERCLA", a definition of "Co-Agent" to read in its entirety as follows:

                                    "CO-AGENT. Each of U.S. Bank National
                           Association and Credit Lyonnais, New York Branch."

                           (c) Section 1.1 of the Credit Agreement is further
                  amended by adding immediately after the definition of "Majority Lenders", a definition of "Managing Agent" to read in its entirety as follows:

                                    "MANAGING AGENT. Commerzbank AG New York and
                           Grand Cayman Branches."

                           (d) Section 1.1 of the Credit Agreement is further
                  amended by adding immediately after the definition of "Short-term Investments", a definition of "Simple Majority Lenders" to read in its entirety as follows:

                                    "SIMPLE MAJORITY LENDERS. Lenders holding
                           51% of the Total Commitment; PROVIDED, HOWEVER, that in the event the obligations of the Lenders to make Revolving Loans hereunder shall have been terminated, Lenders holding 51% of the sum of the outstanding principal amount of the Loans plus the participations under Section 2.11 in the Letter of Credit Exposure; and PROVIDED, FURTHER, that the Commitment or, as the case may be, Loans and Letter of Credit Exposure participations of any Delinquent Lender shall not be included in the calculation of the Total Commitment for the purpose of this definition nor in the calculation of Simple Majority Lenders."

                  2.2. AMENDMENT OF SECTION 7.9. Section 7.9 of the Credit Agreement is amended read in its entirety as follows:

                           "Section 7.9. INSPECTION OF PROPERTIES AND BOOKS. The
                  REIT and the Borrowers shall upon three Business Days' notice permit the Administrative Agent or any of the Administrative Agent's designated representatives, at the expense of the REIT and the Borrowers to visit and inspect during normal business hours any of the REIT, the properties of the REIT or the Borrowers or any of their respective Subsidiaries to examine the books of account of the REIT, the Borrowers and their respective Subsidiaries (and to make copies thereof and extracts therefrom) and to discuss the affairs, finances and accounts of the REIT, the Borrowers and their respective Subsidiaries with, and to be advised as to the same by, their officers, all at such reasonable times during normal business hours and intervals as the Administrative Agent may reasonably request; PROVIDED, HOWEVER, that (except as may otherwise be agreed by the Borrowers) the Administrative Agent shall not inspect any property of the REIT or any Borrower or any of their respective Subsidiaries at the expense of the REIT or any Borrower after the Initial Closing Date more than twice in any twelve-month period unless a Default or an Event of Default shall have occurred and be continuing. The REIT and the Borrowers shall permit each other Lender to accompany the Administrative Agent, at such Lender's expense, to so visit and inspect such properties, to examine such books of account and to discuss such affairs, finances and accounts with such officers. The REIT and the Borrowers shall also permit each other Agent to so visit and inspect such properties, to examine such books of account and to discuss such affairs, finances and accounts with such officers if and so long as any Event of Default shall have occurred and be continuing."

                  2.3. AMENDMENT OF SECTION 7.16. Section 7.16 of the Credit Agreement is amended read in its entirety as follows:

                           "Section 7.16. VCOC/REOC QUALIFICATION STATUS. The
                  REIT and the Borrowers shall deliver to the Administrative Agent a copy of any and all certificates delivered to The Prudential Insurance Company of America, a New Jersey mutual insurance company ("Prudential"), from time to time pursuant to Section 5.3 of the Securities Purchase Agreement dated as of July 12, 1999 (as from time to time amended as permitted hereunder, the "Prudential 1999 Securities Agreement") among the REIT, Heritage OP and Prudential or pursuant to Section
                  5.3 of the Securities Purchase Agreement dated as of September 18, 2000 (the "Prudential 2000 Securities Agreement") among the REIT, Heritage OP and Prudential, in each case within 30 days of any such delivery to Prudential."

                  2.4. AMENDMENT OF SECTION 7.17. Section 7.17 of the Credit Agreement is amended read in its entirety as follows:

                           "Section 7.17. COLLATERAL. In the event that the REIT
                  Subordinated Notes shall not have been paid in full from the proceeds of new equity issued by the REIT on or before June 18, 2002, then on such date the Borrowers and their Subsidiaries shall deliver to the Administrative Agent for the benefit of the Lenders as security for the Obligations first priority perfected mortgages, deeds of trust, security interests and other liens (as the Administrative Agent shall specify) on Borrowing Base Properties the aggregate Capitalized Value of which shall be not less than 167% (or, if the option provided in Section 9.5 shall have been exercised, 182%) of the Total Commitment then in effect; PROVIDED, that the Administrative Agent may advise the Borrowers that it declines to accept such a lien on any Borrowing Base Property, which the Administrative Agent may do in its discretion, and whereupon each Borrowing Base Property so declined shall no longer be Eligible Real Estate; and PROVIDED, FURTHER, that at least 90% of the aggregate Capitalized Value of such Borrowing Base Properties shall be attributed to properties which are used principally for retail (rather than office) uses. In addition, in the event that any of the "Events of Default" as defined and described in Subsections (a) and (b) of Section
                  12.1 of the REIT Subordinated Term Loan Agreement shall occur, or any of the "Events of Default" as defined and described in Subsection

                  (c) of Section 12.1 of the REIT Subordinated Term Loan Agreement that result from the failure to comply with any covenant contained in Section 9 of the REIT Subordinated Term Loan Agreement shall occur and not be waived under the terms of the Subordinated Term Loan Agreement, then the Borrowers and their Subsidiaries shall deliver to the Administrative Agent, within 30 days of the date of such occurrence, the collateral described in the preceding sentence. The granting of such security shall be confirmed or supplemented by such mortgagee title insurance policies, opinions of counsel (including local real estate counsel), evidence of compliance with local real property regulations, Environmental Laws and other applicable law, evidence of the absence of Hazardous Substances, federal flood insurance coverage, evidence of insurance for the benefit of the secured lenders, environmental indemnities in favor of the secured lenders, appraisals conducted in accordance with law and regulations governing the Lenders or any of them and other documentation and information as the Administrative Agent shall require in accordance with its standard and customary secured real estate lending practices. All such documentation shall be satisfactory in form and substance to the Administrative Agent. It is understood and agreed that, in the event that payment in full of the REIT Subordinated Notes from the proceeds of new equity of the REIT shall not have occurred prior to March 18, 2002, then the Administrative Agent shall be authorized to begin the documentation and other processes which it deems necessary and advisable for the taking of security under this Section 7.17 and shall be entitled for reimbursement of all costs and expenses thereof as provided in the following sentence even if such payment then occurs on or prior to June 18, 2002. All costs and expenses of providing any such security under this Section 7.17, including without limitation appraisal fees and expenses, reasonable legal fees and expenses, insurance premiums and all other reasonable expenses of the Administrative Agent, shall be for the account of the Borrowers."

                  2.5. AMENDMENT OF SECTION 14.1(j). Section 14.1(j) of the Credit Agreement is amended read in its entirety as follows:

                           "(j) SUCCESSOR ADMINISTRATIVE AGENT. The
                  Administrative Agent may resign at any time by giving thirty
                  (30) days' prior written notice to the Lenders, the REIT and the Borrowers. The Majority Lenders, for good cause, may remove the Administrative Agent at any time by giving thirty
                  (30) days' prior written notice to the Administrative Agent, the REIT, the Borrowers and the other Lenders; provided, however, that the Simple Majority Lenders may remove the Administrative Agent, by giving thirty (30) days' prior written notice to the Administrative Agent, the REIT, the Borrowers and the other Lenders, provided that an Event of Default shall have occurred and be continuing and there exists a material conflict (as determined in the reasonable judgment of the Simple Majority Lenders) between the duties and obligations of the Administrative Agent under this Agreement and any duties and obligations of the same institution as Subordinated Note Agent under the REIT Subordinated Term Loan Agreement. Upon any such resignation or removal, the Majority Lenders shall have the right to appoint a successor Administrative Agent, which appointment shall be subject

                  (so long as no Default or Event of Default shall have occurred and be continuing, to the approval of the Borrowers, such approval not to be unreasonably withheld). If no successor Administrative Agent shall have been so appointed by the Majority Lenders and accepted such appointment within thirty
                  (30) days after the retiring Administrative Agent's giving notice of resignation or the Majority Lenders' or Simple Majority Lenders' giving notice of removal, as the case may be, then the retiring Administrative Agent may appoint, on behalf of the REIT, the Borrowers and the Lenders, a successor Administrative Agent. Each such successor Administrative Agent shall be a financial institution which meets the requirements of an Eligible Assignee. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents. After any retiring Administrative Agent's resignation hereunder, the provisions of this "14 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent hereunder."

                  2.6. AMENDMENT OF SECTION 14.2(a). Section 14.2(a) of the Credit Agreement is amended read in its entirety as follows:

                           "(a) PROCEDURES FOR LOANS. The Administrative Agent
                  shall give written notice to each Lender of each request for a Revolving Loan, or Conversion of an existing Loan, by facsimile transmission, hand delivery or overnight courier, not later than 1:00 p.m. (Boston time) (i) three (3) Business Days prior to the making of a Revolving Loan which is a Eurodollar Rate Loan or conversion of a Loan into a Eurodollar Rate Loan, or (ii) one (1) Business Day prior to the making of a Revolving Loan which is a Base Rate Loan or conversion of a Loan into a Base Rate Loan. Each such notice shall be accompanied by a written summary of the request for a Loan and shall specify (a) the date of the requested Loan, (b) the aggregate amount of the requested Loan, (c) each Lender's pro rata share of the requested Loan, and (d) the applicable interest rate selected by the Borrowers with respect to such Loan, or any portion thereof, together with the applicable Interest Period, if any, selected, or deemed selected, by such Borrowers. Each Lender shall, before 12:00 noon (Boston time) on the date set forth in any such request for a Loan, make available to the Administrative Agent, at an account to be designated by the Administrative Agent at Fleet in Boston, Massachusetts, in same day funds, each Lender's ratable portion of the requested Loan. After the Administrative Agent's receipt of such funds (or, if the Administrative Agent so elects at its discretion, as otherwise provided in "14.2(f) below) and upon the Administrative Agent's determination that the applicable conditions to making the requested Loan have been fulfilled, the Administrative Agent shall make such funds available to the Borrowers as provided for in this Agreement. Within a reasonable period of time following the making of each Loan, but in no event later than ten (10) Business Days following such Loan, the Administrative Agent shall deliver to each Lender a copy of the Borrowers' request for such Loan. Promptly after receipt by the Administrative Agent of written request from any Lender, the Administrative Agent shall deliver to the requesting Lender the accompanying certifications and such other instruments, documents, certifications and approvals delivered by or on behalf of Borrowers to the Administrative Agent in support of the requested Loan."

                  2.7. AMENDMENT OF SECTION 14.2(c). Section 14.2(c) of the Credit Agreement is amended read in its entirety as follows:

                           "(c) PAYMENTS TO ADMINISTRATIVE AGENT. All payments
                  of principal of and interest on the Loans or the Notes shall be made to the Administrative Agent by the Borrowers or any other obligor or guarantor for the account of the Lenders in immediately available funds as provided in the Notes and this Agreement. Except as otherwise expressly provided in Section
                  12.4 or Section 14.2(d) or any other provision of this Agreement, the Administrative Agent agrees promptly to distribute to each Lender, on the same Business Day upon which each such payment is made, such Lender's proportionate share of each such payment in immediately available funds. The Administrative Agent shall upon each distribution promptly notify the Borrowers of such distribution and each Lender of the amounts distributed to it applicable to principal of, and interest on, the proportionate share held by the applicable Lender. Each payment to the Administrative Agent under the first sentence of this Section 14.2(c) shall constitute a payment by the Borrowers to each Lender in the amount of such Lender's proportionate share of such payment, and any such payment to the Administrative Agent shall not be considered outstanding for any purpose after the date of such payment by the Borrowers to the Administrative Agent without regard to whether or when the Administrative Agent makes distribution thereof as provided above. If any payment received by the Administrative Agent from the Borrowers is insufficient to pay both all accrued interest and all principal then due and owing, the Administrative Agent shall first apply such payment to all outstanding interest until paid in full and shall then apply the remainder of such payment to all principal then due and owing, and shall distribute the payment to each Lender accordingly. In the event that the Administrative Agent receives a payment pursuant to this Section 14.2(c) prior to 1:00 p.m. (Boston time) and does not distribute to a Lender such Lender's proportionate share of such payment in immediately available funds on the same Business Day upon which such payment is made (or on the next Business Day in the event that the Administrative Agent receives a payment on a non-Business Day), then the Administrative Agent shall also owe to such Lender interest on the amount of any such payment at the Federal Funds Rate calculated on a daily basis until, and shall be due and owing when, such payment is made by the Administrative Agent."

                  2.8. AMENDMENT OF SECTION 14.2(e). Section 14.2(e) of the Credit Agreement is amended read in its entirety as follows:

                           "(e) DELINQUENT LENDER. If for any reason any Lender
                  shall fail or refuse to abide by its obligations under this Agreement, including without limitation its obligation to make available to Administrative Agent its pro rata share of any Loans, expenses or setoff (a "Delinquent Lender") and such failure is not cured within ten (10) days of receipt from the Administrative Agent of written notice thereof, then, in addition to the rights and remedies that may be available to Administrative Agent, other Lenders, the Borrowers or any other party at law or in equity, and not at limitation thereof, (i) such Delinquent Lender's right to participate in the administration of, or decision-making rights related to, the Loans, this Agreement or the other Loan Documents shall be suspended during the pendency of such failure or refusal, and
                  (ii) a Delinquent Lender shall be deemed to have assigned any and all payments due to it from the Borrowers, whether on account of outstanding Loans, interest, fees or otherwise, to the remaining non-delinquent Lenders for application to, and reduction of, their proportionate shares of all outstanding Loans until, as a result of application of such assigned payments the Lenders' respective pro rata shares of all outstanding Loans shall have returned to those in effect immediately prior to such delinquency and without giving effect to the nonpayment causing such delinquency. The Delinquent Lender's decision-making and participation rights and rights to payments as set forth in clauses (i) and (ii) hereinabove shall be restored only upon the payment by the Delinquent Lender of its pro rata share of any Loans or expenses as to which it is delinquent, together with interest thereon at the Federal Funds Rate from the date when originally due until the date upon which any such amounts are actually paid.

                           The non-delinquent Lenders shall also have the right,
                  but not the obligation, in their respective, sole and absolute discretion, to acquire for no cash consideration, (pro rata, based on the respective Commitments of those Lenders electing to exercise such right) the Delinquent Lender's Commitment to fund future Loans (the "Future Commitment"). Upon any such purchase of the pro rata share of any Delinquent Lender's Future Commitment, the Delinquent Lender's share in future Loans and its rights under the Loan Documents with respect thereto shall terminate on the date of purchase, and the Delinquent Lender shall promptly execute all documents reasonably requested to surrender and transfer such interest, including, if so requested, an Assignment and Acceptance. Each Delinquent Lender shall indemnify the Administrative Agent and each non-delinquent Lender from and against any and all loss, damage or expenses, including but not limited to reasonable attorneys' fees and funds advanced by Administrative Agent or by any non-delinquent Lender, on account of a Delinquent Lender's failure to timely fund its pro rata share of a Loan or to otherwise perform its obligations under the Loan Documents."

                  2.9. AMENDMENT OF SECTION 14.2(f). Section 14.2(f) of the Credit Agreement is amended read in its entirety as follows:

                           "(f) ADVANCES FOR LENDERS. In the event that any
                  Lender shall fail to provide immediately available funds for its Commitment Percentage of the

                  Revolving Loans to be advanced on any Drawdown Date by 12:00 noon (Boston time) on such Drawdown Date, as required by
                  Section 2.7, then each such Lender authorizes and requests the Administrative Agent to advance for such Lender's account such Lender's Commitment Percentage of the Revolving Loans to be advanced on such Drawdown Date and agrees to reimburse the Administrative Agent in immediately available funds for the amount thereof prior to 2:00 p.m. (Boston time) on such Drawdown Date; PROVIDED, HOWEVER, that the Administrative Agent shall not be authorized to make any such advance for the account of any holder which previously shall have notified the Administrative Agent in writing that such Lender will not be performing its obligation to make further advances under
                  Section 2; and, PROVIDED, FURTHER, that the Administrative Agent shall be under no obligation to make any such advance. In the event that a Lender shall fail to reimburse the Administrative Agent for an advance under this Section 14.2(f) by the time provided herein, such amount shall be due and payable on demand with interest at the Federal Funds Rate calculated on a daily basis and the Administrative Agent may, but shall be under no obligation to, demand repayment from the Borrowers as provided in Section 3.2."

                  2.10. AMENDMENT OF SECTION 14.3. Section 14.3 of the Credit Agreement is amended read in its entirety as follows:

                           "Section 14.3 OTHER AGENTS. The Syndication Agent,
                  the Documentation Agent, the Managing Agent and each Co-Agent shall have no responsibilities or liabilities under the Loan Documents by virtue of their holding such titles."

                  2.11. AMENDMENT OF SECTION 16.1. Section 16.1 of the Credit Agreement is amended read in its entirety as follows:

                           "Section 16.1 GENERAL INDEMNITY. Each of the REIT,
                  the Borrowers and the other Obligors agree to indemnify and hold harmless the Administrative Agent, the Syndication Agent, the Documentation Agent, the Managing Agent, the Co-Agents, the Arranger, the Lenders, and each director, officer, employee and agent of, and each Person who controls, the Administrative Agent, the Syndication Agent, the Documentation Agent, the Managing Agent, either Co-Agent, the Arranger or any Lender from and against any and all claims, actions and suits whether groundless or otherwise, and from and against any and all liabilities, losses, damages and expenses of every nature and character arising out of or relating to this Agreement or any of the other Loan Documents or the transactions contemplated hereby and thereby including, without limitation, (a) any actual or proposed use by the REIT, any Borrower or any of their Subsidiaries of the proceeds of any of the Loans, (b) any actual or alleged infringement of any patent, copyright, trademark, service mark or similar right of the REIT, any Borrower or any of their Subsidiaries, (c) the REIT, any Borrower or any of their Subsidiaries entering into or performing this Agreement or any of the other Loan Documents or (d) with respect to the REIT, the Borrowers and their Subsidiaries and their respective properties and assets, the violation of any Environmental Law, the Release or threatened Release of any Hazardous Substances or any action, suit, proceeding or investigation brought or threatened with respect to any Hazardous Substances (including, but not limited to claims with respect to wrongful death, personal injury or damage to property), in each case including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any investigation, litigation or other proceeding; PROVIDED, HOWEVER, that the Borrowers shall not be obligated under this Section 16 to indemnify the Administrative Agent, the Syndication Agent, the Documentation Agent, the Managing Agent, either Co-Agent, the Arranger, any Lender or any other Person for liabilities arising from such Person's own gross negligence or willful misconduct. In litigation, or the preparation therefor, the Lenders, the Arranger, the Syndication Agent, the Documentation Agent, the Administrative Agent, the Managing Agent and the Co-Agents shall be entitled to select a single law firm as their own counsel and, in addition to the foregoing indemnity, the REIT, the Borrowers and the other Obligors agree to pay promptly the reasonable fees and expenses of such counsel. If, and to the extent that the obligations of the REIT, the Borrowers and the other Obligors under this Section 16 are unenforceable for any reason, the REIT, the Borrowers and the other Obligors hereby agree to make the maximum contribution to the payment in satisfaction of such obligations which is permissible under applicable law. The provisions of this Section 16 shall survive the repayment of the Loan and the termination of the obligations of the Lenders hereunder."

                  2.12. AMENDMENT OF SECTION 18.5. Section 18.5 of the Credit Agreement is amended read in its entirety as follows:

                           "Section 18.5 PARTICIPATION. Each Lender may sell
                  participations to one or more Lenders or other entities in all or a portion of such Lender's rights and obligations under this Agreement and the other Loan Documents; PROVIDED that (a) each such participation shall be in an amount of not less than $5,000,000, (b) each participant shall meet the requirements of an Eligible Assignee, (c) any such sale or participation shall not affect the rights and duties of the selling Lender hereunder to the Borrowers, (d) the only rights granted to the participant pursuant to such participation arrangements with respect to waivers, amendments or modifications of the Loan Documents shall be the rights to approve waivers, amendments or modifications that would reduce the principal of or the interest rate on any Loans subject to such participation, extend the term or increase the amount of the Commitment of such Lender as it relates to such participant, reduce the amount of any fees to which such participant is entitled or extend any regularly scheduled payment date for principal or interest, (e) no participant shall have the right to grant further participations or assign its rights, obligations or interests under such participation to other Persons without the prior written consent of the Majority Lenders, (f) each participant shall agree to the setoff sharing provisions of
                  Section 13 as provided in the last sentence of Section 13 and
                  (g) for each such sale or participation, the selling Lender shall provide written notice to the Administrative Agent of the amount of the participation and the name and address of the participant, and upon its receipt, the Administrative Agent shall provide such notice to each of the other Lenders and the Borrowers. Each Obligor agrees, to the fullest extent permitted by applicable law, that any participant and any Lender purchasing a participation from another Lender pursuant to this Section 18.5 may exercise all rights of payment (including the right of set-off), with respect to its participation as fully as if such participant or such Lender were the direct creditor of the Obligors and a Lender hereunder in the amount of such participation."

         3. REPRESENTATIONS AND WARRANTIES. The REIT, each Borrower and each other Obligor represents and warrants to the Agents and the Lenders as follows:

                  3.1. LEGAL EXISTENCE, ORGANIZATION. Each of the REIT, each Borrower and each other Obligor is duly organized and validly existing and in good standing under the laws of the jurisdiction of its organization, with all power and authority, corporate, partnership or otherwise, necessary (a) to enter into and perform this Agreement and the Amended Credit Agreement and (b) to own its properties and carry on the business now conducted or proposed to be conducted by it. Each of the REIT, each Borrower and each other Obligor has taken all corporate, partnership or other action required to make the provisions of this Agreement and the Amended Credit Agreement the valid and enforceable obligations they purport to be.

                  3.2. ENFORCEABILITY. Each of the REIT, each Borrower and each other Obligor has duly authorized, executed and delivered this Agreement. Each of this Agreement and the Amended Credit Agreement is the legal, valid and binding obligation of each of the REIT, each Borrower and each other Obligor and is enforceable against the REIT, each Borrower and each other Obligor in accordance with its terms.

                  3.3. NO LEGAL OBSTACLE TO AGREEMENTS. Neither the execution, delivery or performance of this Agreement, nor the performance of the Amended Credit Agreement, nor the consummation of any other transaction referred to or contemplated by this Agreement, nor the fulfillment of the terms hereof or thereof, has constituted or resulted in or will constitute or result in:

                  (a) any breach or termination of any agreement, instrument, deed or lease to which the REIT, either Borrower or any other Obligor is a party or by which it is bound, or of the charter or by-laws of the REIT, either Borrower or any other Obligor;

                  (b) the violation of any law, judgment, decree or governmental order, rule or regulation applicable to the REIT, either Borrower or any other Obligor;

                  (c) the creation under any agreement, instrument, deed or lease of any lien upon any of the assets of the REIT, either Borrower or any other Obligor; or

                  (d) any redemption, retirement or other repurchase obligation of the REIT, either Borrower or any other Obligor under any charter, by-law, agreement, instrument, deed or lease.

                  (e) No approval, authorization or other action by, or declaration to or filing with, any governmental or administrative authority or any other Person is required to be obtained or made by the REIT, either Borrower or any other Obligor in connection with the execution, delivery and performance of this Agreement or the performance of the Amended Credit Agreement, or the consummation of the transactions contemplated hereby or thereby.

                  3.4. DEFAULTS. Immediately before and after giving effect to the amendments set forth in Section 2 hereof, no Default will exist.

                  3.5. INCORPORATION OF REPRESENTATIONS AND WARRANTIES. The representations and warranties set forth in Section 6 of the Amended Credit Agreement are true and correct on the date hereof as if originally made on and as of the date hereof.

         4. CONDITIONS. The effectiveness of this Agreement shall be subject to the satisfaction of the following conditions:

                  4.1. NOTES. The Borrowers shall have duly authorized, executed and delivered to the Administrative Agent Notes for each Lender to be exchanged with Notes outstanding immediately prior to the Amendment Date.

                  4.2. LEGAL OPINION. On the Amendment Date, the Lenders shall have received from Bingham Dana LLP, special counsel to the REIT, the Borrowers and the other Guarantors, their opinion with respect to the transactions contemplated by this Agreement, which opinion shall be in form and substance satisfactory to the Lenders. The REIT, the Borrowers and the other Guarantors authorize and direct their counsel to furnish the foregoing opinion.

                  4.3. PROPER PROCEEDINGS. This Agreement, each other Loan Document and the transactions contemplated hereby and thereby shall have been authorized by all necessary proceedings of each Obligor and any of their respective Affiliates party thereto. All necessary consents, approvals and authorizations of any governmental or administrative agency or any other Person with respect to any of the transactions contemplated hereby or by any other Loan Document shall have been obtained and shall be in full force and effect. The Administrative Agent shall have received copies of all documents, including certificates, records of corporate and partnership proceedings and opinions of counsel, which the Administrative Agent may have reasonably requested in connection therewith, such documents where appropriate to be certified by proper corporate, partnership or governmental authorities.

         5. KEYBANK LETTER AGREEMENT. Each of Fleet National Bank, KeyBank National Association and Bankers Trust Company hereby agree that as of the effective date of this Agreement, the provisions of the letter agreement dated as of September 19, 2000 addressed to KeyBank National Association from Fleet National Bank and Bankers Trust Company hereby terminate and have no further force and effect.

         6. FURTHER ASSURANCES. Each of the REIT, each Borrower and each other Obligor will, promptly upon the request of the Administrative Agent from time to time, execute, acknowledge, deliver, file and record all such instruments and notices, and take all such other action, as the Administrative Agent deems necessary or advisable to carry out the intent and purposes of this Agreement.

         7. GENERAL. The Amended Credit Agreement and all of the Loan Documents are each confirmed as being in full force and effect. This Agreement, the Amended Credit Agreement and the other Loan Documents referred to herein or therein constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and current understandings and agreements, whether written or oral. Each of this Agreement and the Amended Credit Agreement is a Loan Document and may be executed in any number of counterparts, which together shall constitute one instrument, and shall bind and inure to the benefit of the parties and their respective successors and assigns, including as such successors and assigns all holders of any Obligation. This Agreement shall be governed by and construed in accordance with the laws (other than the conflict of law rules) of The Commonwealth of Massachusetts.




                 [The rest of this page is intentionally blank]

         IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as a sealed instrument as of the date first set forth above.

                                   HERITAGE PROPERTY INVESTMENT
                                      LIMITED PARTNERSHIP

                                   By Heritage Property Investment Trust, Inc.,
                                        its General Partner


                                   By:___________________________________
                                      Name:
                                      Title:


                                   BRADLEY OPERATING LIMITED
                                         PARTNERSHIP

                                   By Heritage-Austen Acquisition, Inc,
                                        its General Partner


                                   By:___________________________________
                                      Name:
                                      Title:


                                   HERITAGE PROPERTY INVESTMENT
                                       TRUST, INC.


                                   By:___________________________________
                                      Name:
                                      Title:


                                   HERITAGE-AUSTEN ACQUISITION, INC.


                                   By:___________________________________
                                      Name:
                                      Title:

                                   HERITAGE REALTY SPECIAL LP
                                       CORPORATION


                                   By:___________________________________
                                      Name:
                                      Title:


                                   HERITAGE REALTY MANAGEMENT, INC.


                                   By:___________________________________
                                      Name:
                                      Title:


                                   BRADLEY MIDWEST MANAGEMENT, INC.


                                   By:___________________________________
                                      Name:
                                      Title:


                                   BRADLEY REAL ESTATE MANAGEMENT,
                                     INC.


                                   By:___________________________________
                                      Name:
                                      Title:


                                   BRADLEY FINANCING CORP.


                                   By:___________________________________
                                      Name:
                                      Title:

                                   BRADLEY FINANCING PARTNERSHIP
                                   By Bradley Financing Corp.,
                                     its General Partner


                                   By:___________________________________
                                      Name:
                                      Title:


                                   BRADLEY SPRING MALL, INC.


                                   By:___________________________________
                                      Name:
                                      Title:


                                   BRADLEY SPRING MALL
                                     LIMITED PARTNERSHIP
                                   By  Bradley Spring Mall, Inc.,
                                       its General Partner


                                   By:___________________________________
                                      Name:
                                      Title:


                                   BOLP, LLC
                                   By  Bradley Operating Limited Partnership,
                                       its Manager
                                   By  Heritage-Austen Acquisition, Inc,
                                       its General Partner


                                   By:___________________________________
                                      Name:
                                      Title:

                                   BRADLEY BETHAL
                                     LIMITED PARTNERSHIP
                                   By  Bradley Operating Limited Partnership,
                                       its General Partner
                                   By  Heritage-Austen Acquisition, Inc,
                                       its General Partner


                                   By:___________________________________
                                      Name:
                                      Title:


                                   BRADLEY MANAGEMENT LLC
                                   By  Bradley Operating Limited Partnership,
                                       its Manager
                                   By  Heritage-Austen Acquisition, Inc,
                                       its General Partner


                                   By:___________________________________
                                      Name:
                                      Title:

                                   FLEET NATIONAL BANK, individually
                                      and as Administrative Agent


                                   By:___________________________________
                                        Authorized Officer

                                   BANKERS TRUST COMPANY, individually
                                     and as Syndication Agent


                                   By:___________________________________
                                        Authorized Officer

                                   KEYBANK NATIONAL ASSOCIATION,
                                     individually  and as Documentation Agent


                                   By:___________________________________
                                        Authorized Officer

                                  COMMERZBANK AG NEW YORK AND
                                    GRAND CAYMAN BRANCHES, individually
                                    and as Managing Agent


                                   By:___________________________________
                                        Authorized Officer


                                   By:___________________________________
                                        Authorized Officer

                                   U.S. BANK NATIONAL ASSOCIATION,
                                     individually and as Co-Agent


                                   By:___________________________________
                                       John M. Suhs, Vice President

                                   CREDIT LYONNAIS, NEW YORK BRANCH,
                                     individually and as Co-Agent


                                   By:___________________________________
                                        Gregory E. Allen

                                   SOUTHTRUST BANK, individually


                                   By:___________________________________
                                       Ronald A. Brantley, II
                                       Commercial Loan Officer

                                   SOVEREIGN BANK, individually

                                   By:___________________________________
                                        Thomas W. Nadeau

                                  LASALLE BANK NATIONAL ASSOCIATION,
                                    individually


                                  By:___________________________________
                                      Klay Schmeisser

                                  COMERCA BANK, individually


                                  By:___________________________________
                                      Casey Ostrander, Account Officer